UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 – October 31, 2015

Item 1. Reports to Stockholders.

October 31, 2015

ALPS | Alerian MLP Infrastructure Index Fund

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India Growth Fund

ALPS | Red Rocks Listed Private Equity Fund

ALPS | Sterling ETF Tactical Rotation Fund

ALPS | Westport Resources Hedged High Income Fund

ALPS | WMC Research Value Fund

Clough China Fund

RiverFront Global Allocation Series

An ALPS Advisors Solution

table of

www.alpsfunds.com

Disclosure of Fund Expenses

October 31, 2015 (Unaudited)

Examples. As a shareholder of the Funds, you will incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2015 and held until October 31, 2015.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2015 – October 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1  |  October 31, 2015

Disclosure of Fund Expenses

October 31, 2015 (Unaudited)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expense Ratio(a)	Expenses Paid During Period May 1, 2015 - October 31, 2015(b)

ALPS | Alerian MLP Infrastructure Index Fund
Class A
Actual	$1,000.00	$761.10	1.25%	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class C
Actual	$1,000.00	$763.40	1.85%	$8.22
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	1.85%	$9.40
Class I
Actual	$1,000.00	$763.20	0.85%	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Class A
Actual	$1,000.00	$841.20	1.45%	$6.73
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	1.45%	$7.38
Class C
Actual	$1,000.00	$837.90	2.05%	$9.50
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	2.05%	$10.41
Class I
Actual	$1,000.00	$843.20	1.15%	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85

ALPS | Kotak India Growth Fund(d)
Class A
Actual	$1,000.00	$989.00	1.92%	$9.63
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	1.92%	$9.75
Class C
Actual	$1,000.00	$986.30	2.60%	$13.02
Hypothetical (5% return before expenses)	$1,000.00	$1,012.10	2.60%	$13.19
Class I
Actual	$1,000.00	$990.70	1.60%	$8.03
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	1.60%	$8.13

ALPS | Red Rocks Listed Private Equity Fund
Class A
Actual	$1,000.00	$959.00	1.41%	$6.96
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.41%	$7.17
Class C
Actual	$1,000.00	$954.90	2.12%	$10.45
Hypothetical (5% return before expenses)	$1,000.00	$1,014.52	2.12%	$10.76
Class I
Actual	$1,000.00	$959.40	1.16%	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.16%	$5.90
Class R
Actual	$1,000.00	$958.40	1.61%	$7.95
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	1.61%	$8.19

ALPS | Sterling ETF Tactical Rotation Fund
Class A
Actual	$1,000.00	$954.00	1.55%	$7.63
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	1.55%	$7.88
Class C
Actual	$1,000.00	$950.80	2.15%	$10.57
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	2.15%	$10.92
Class I
Actual	$1,000.00	$956.10	1.15%	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85

2  |  October 31, 2015

Disclosure of Fund Expenses

October 31, 2015 (Unaudited)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expense Ratio(a)	Expenses Paid During Period May 1, 2015 - October 31, 2015(b)

ALPS | Westport Resources Hedged High Income Fund
Class A
Actual	$1,000.00	$982.40	2.21%	$11.04
Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	2.21%	$11.22
Class C
Actual	$1,000.00	$978.50	2.99%	$14.91
Hypothetical (5% return before expenses)	$1,000.00	$1,010.13	2.99%	$15.15
Class I
Actual	$1,000.00	$983.70	1.99%	$9.95
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	1.99%	$10.11

ALPS | WMC Research Value Fund
Class A
Actual	$1,000.00	$983.00	1.40%	$7.00
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.40%	$7.12
Class C
Actual	$1,000.00	$979.20	2.15%	$10.73
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	2.15%	$10.92
Class I
Actual	$1,000.00	$984.10	1.15%	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85

Clough China Fund
Class A
Actual	$1,000.00	$791.10	1.95%	$8.80
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	1.95%	$9.91
Class C
Actual	$1,000.00	$788.10	2.70%	$12.17
Hypothetical (5% return before expenses)	$1,000.00	$1,011.59	2.70%	$13.69
Class I
Actual	$1,000.00	$794.30	1.70%	$7.69
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	1.70%	$8.64

RiverFront Conservative Income Builder Fund
Class A
Actual	$1,000.00	$983.40	1.15%	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Class C
Actual	$1,000.00	$980.30	1.90%	$9.48
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	1.90%	$9.65
Class I
Actual	$1,000.00	$985.20	0.90%	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

RiverFront Dynamic Equity Income Fund
Class A
Actual	$1,000.00	$959.70	1.15%	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Class C
Actual	$1,000.00	$955.90	1.90%	$9.37
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	1.90%	$9.65
Class I
Actual	$1,000.00	$960.90	0.90%	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

3  |  October 31, 2015

Disclosure of Fund Expenses

October 31, 2015 (Unaudited)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expense Ratio(a)	Expenses Paid During Period May 1, 2015 - October 31, 2015(b)

RiverFront Global Allocation Fund
Class A
Actual	$1,000.00	$950.90	1.15%	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Class C
Actual	$1,000.00	$947.00	1.90%	$9.32
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	1.90%	$9.65
Class I
Actual	$1,000.00	$952.30	0.90%	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

RiverFront Global Growth Fund
Class A
Actual	$1,000.00	$945.80	1.15%	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Class C
Actual	$1,000.00	$942.10	1.90%	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	1.90%	$9.65
Class I
Actual	$1,000.00	$946.70	0.90%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
Class L
Actual	$1,000.00	$946.60	0.90%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
Investor Class
Actual	$1,000.00	$945.50	1.15%	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85

RiverFront Moderate Growth & Income Fund
Class A
Actual	$1,000.00	$977.30	1.15%	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Class C
Actual	$1,000.00	$972.80	1.90%	$9.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	1.90%	$9.65
Class I
Actual	$1,000.00	$977.00	0.90%	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of  days in the most recent fiscal half year (184), divided by 365.

(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.
(d)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

4  |  October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund

Management Commentary	October 31, 2015 (Unaudited)

During the twelve-month period of November 1, 2014 to October 31, 2015 the Alerian MLP Infrastructure Index Fund’s (“Fund”) Class A shares delivered a net return of -27.23% at Net Asset Value. Class A delivered a net return of -31.24% at MOP, Class C was -27.85% with CDSC, and Class I was -26.95%. This compares to the Fund’s index, the Alerian MLP Infrastructure Index (“AMZI”), which fell -33.3% on a price-return and -29.1% on a total-return basis. The difference in performance for this period between the AMZI and the Fund is primarily attributable to the Fund’s operating expenses and the impact of the Fund’s C Corporation tax election.

During the period, the fund paid four distributions*:

●	$0.1820 on February 19, 2015
●	$0.1839 on May 20, 2015
●	$0.1860 on August 19, 2015
●	$0.1879 on October 30, 2015

These distributions represent 1.1%, 1.0%, 1.1%, and 1.0% increases respectively from their previous quarters. On an annual basis, the Fund increased its distribution by 4.3% when comparing the October 30, 2015 distribution versus the October 31, 2014 distribution of $0.1800.

The majority of master limited partnerships (MLPs) in the AMZI generated negative returns during the period. The top contributor to the AMZI during the period was Tesoro Logistics Partners LP (TLLP), which fell 0.4%. Bottom contributors included Targa Resource Partners (NGLS), NGL Energy Partners (NGL), and DCP Midstream (DPM).

During the period, Shell Midstream Partners (SHLX) was added to the AMZI and Williams Partners, Atlas Pipeline Partners, Regency Energy Partners, and Crestwood Midstream Partners were removed due to merger activity.

Weakness in the energy markets persisted, with crude oil prices falling over 60% from $80/barrel to roughly $46 by the end of October, with a brief stint of sub-$40/barrel prices in late August. During the period, MLP price performance exhibited strong correlations to falling energy prices. Historically however, MLPs have exhibited weak correlations to commodity prices over a longer time frame. Investor sentiment for the energy macro picture remains weak, particularly since North American crude production has not slowed enough to address global oversupply issues. Continued growth in US production through May 2015—despite prices peaking 11 months earlier—and the slowdown in China and Europe exacerbated the supply/demand imbalance during the period.

Infrastructure MLPs have not been immune. Estimates for capital spending, distribution growth, and cash flow have come down to reflect a moderated growth outlook. While we recognize these adjustments are necessary, we note they do not signal that infrastructure MLP distributions are no longer growing, nor do they signal that infrastructure MLP distributions are in jeopardy. Rather, distributions may not grow at similar rates as previous years in the near term. During the period, AMZI distribution growth totaled 7.6%. Of the 22 MLPs in the AMZI, 15 increased their distribution during the third calendar quarter of 2015 and the remaining 7 maintained their distribution.

Unlike the last commodity downturn during 2007-2008, access to capital is still available to MLPs. Not to mention, many MLPs can finance growth internally by maintaining higher distribution coverage. MLPs continue to announce organic projects backed by long-term binding commitments. These projects vary by product handled, including crude oil, natural gas, NGLs, refined products, and propane. They also vary by asset type, including pipelines, processing plants, and fractionation plants. While the near-term outlook for energy seems uncertain, the long-term fundamentals for energy infrastructure MLPs to support the domestic supply of energy resources remain intact. We continue to believe that MLPs represent a potentially compelling investment opportunity for investors seeking after-tax yield and access to real assets.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Alerian, nor the Fund accept any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

*	At the time of the distribution the character was estimated to be 100% return of capital. Please reference the year-end tax forms for the final character.

5  |  October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	Since Inception^	Total Expense Ratio*	What You Pay*,**
Class A (NAV)	-23.89%	-27.23%	-2.46%	2.22%	1.25%
Class A (MOP)	-28.08%	-31.24%	-4.39%
Class C (NAV)	-23.66%	-27.18%	-2.70%	2.82%	1.85%
Class C (CDSC)	-24.38%	-27.85%	-2.70%
Class I	-23.68%	-26.95%	-2.22%	1.81%	0.85%
Alerian MLP Infrastructure Index[1]	-24.53%	-29.05%	1.96%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

6  |  October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund

Performance Update	October 31, 2015 (Unaudited)

[1]

Alerian MLP Infrastructure Index is comprised of midstream energy Master Limited Partnerships. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2012.
*	Excludes deferred income tax expense of 4.49% for Class A, 4.27% for Class C, and 4.63% for Class I.
**	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Enterprise Products Partners LP	10.69%
Energy Transfer Partners LP	7.32%
Magellan Midstream Partners LP	7.29%
Plains All American Pipeline LP	7.17%
Williams Partners LP	6.43%
MarkWest Energy Partners LP	6.34%
Enbridge Energy Partners LP	5.24%
ONEOK Partners LP	4.97%
Buckeye Partners LP	4.85%
Targa Resources Partners LP	4.63%
Top Ten Holdings	64.93%

†	Holdings are subject to change, and may not reflect the current or future position of the Portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Total Investments)

7  |  October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

MASTER LIMITED PARTNERSHIPS (98.31%)
Gathering & Processing (25.65%)
Pipelines (25.65%)
DCP Midstream Partners LP	23,010	$661,077
EnLink Midstream Partners LP	34,082	587,915
MarkWest Energy Partners LP	39,401	1,721,036
Targa Resources Partners LP	41,907	1,257,210
Western Gas Partners LP	19,406	992,035
Williams Partners LP	51,673	1,746,547

		6,965,820

TOTAL GATHERING & PROCESSING		6,965,820

Pipeline Transportation / Natural Gas (30.76%)
Pipelines (30.76%)
Energy Transfer Partners LP	45,013	1,987,774
Enterprise Products Partners LP	105,082	2,903,416
EQT Midstream Partners LP	12,164	900,622
ONEOK Partners LP	42,395	1,349,433
Spectra Energy Partners LP	14,101	608,317
TC PipeLines LP	11,677	603,234

		8,352,796

TOTAL PIPELINE TRANSPORTATION | NATURAL GAS		8,352,796

Pipeline Transportation / Petroleum (41.90%)
Pipelines (41.90%)
Buckeye Partners LP	19,403	1,316,105
Enbridge Energy Partners LP	50,901	1,422,174
Genesis Energy LP	23,641	952,969
Magellan Midstream Partners LP	31,021	1,979,450
NGL Energy Partners LP	23,246	430,516
NuStar Energy LP	16,144	817,694
Plains All American Pipeline LP	61,341	1,945,736
Shell Midstream Partners LP	13,363	457,415
Sunoco Logistics Partners LP	42,014	1,220,087
Tesoro Logistics LP	14,913	836,172

		11,378,318

TOTAL PIPELINE TRANSPORTATION | PETROLEUM		11,378,318

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $31,484,363)		26,696,934

TOTAL INVESTMENTS (98.31%) (Cost $31,484,363)		$26,696,934

Other Assets In Excess Of Liabilities (1.69%)		459,050

NET ASSETS (100.00%)		$27,155,984

Common Abbreviations:

LP - Limited Partnerships.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

8 | October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund

Statement of Assets and Liabilities	October 31, 2015

ASSETS
Investments, at value	$26,696,934
Receivable for investments sold	258,695
Receivable for shares sold	264,754
Dividends receivable	277,384
Deferred tax asset(a) (Note 4)	–
Income tax receivable	6,904
Prepaid expenses and other assets	10,624

Total Assets	27,515,295

LIABILITIES
Franchise tax payable	2,800
Payable for shares redeemed	39,160
Payable due to custodian - overdraft	252,058
Investment advisory fees payable	4,965
Administration and transfer agency fees payable	3,469
Distribution and services fees payable	17,318
Trustees’ fees and expenses payable	4
Professional fees payable	28,576
Accrued expenses and other liabilities	10,961

Total Liabilities	359,311

NET ASSETS	$27,155,984

NET ASSETS CONSIST OF
Paid-in capital	$35,019,545
Accumulated net investment loss, net of deferred income taxes	(651,915)
Accumulated net realized loss on investments, net of deferred income taxes	(2,421,153)
Net unrealized depreciation on investments, net of deferred income taxes	(4,790,493)

NET ASSETS	$27,155,984

INVESTMENTS, AT COST	$31,484,363

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$7.60
Net Assets	$14,393,110
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,894,449
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$8.04
Class C:
Net Asset Value, offering and redemption price per share(b)	$7.54
Net Assets	$8,290,640
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,100,131
Class I:
Net Asset Value, offering and redemption price per share	$7.66
Net Assets	$4,472,234
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	583,877

(a)	Any net deferred tax asset was fully offset by a 100% valuation allowance.
(b)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

9  |  October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund

Statement of Operations	For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends	$150
Distributions from master limited partnerships	1,783,256
Less return of capital distributions	(1,783,256)

Total Investment Income	150

EXPENSES
Investment advisory fees	205,873
Administrative fees	30,998
Transfer agency fees	933
Distribution and service fees
Class A	54,871
Class C	90,921
Professional fees	84,911
Reports to shareholders and printing fees	7,759
State registration fees	42,831
SEC registration fees	1,303
Insurance fees	287
Franchise tax expenses	2,385
Custody fees	14,125
Trustees’ fees and expenses	677
Miscellaneous expenses	16,727

Total Expenses	554,601

Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(74,023)
Class C	(48,445)
Class I	(34,034)

Net Expenses	398,099

Net Investment Loss, Before Income Taxes	(397,949)
Income tax expense	(60,756)
Income tax expense - Class A	(15,096)
Income tax expense - Class C	(15,409)

Net Investment Loss, Net of Income Taxes	(489,210)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments, before income taxes	(2,029,855)
Income tax expense	(22,374)

Net Realized Loss on investments, Net of Income Taxes	(2,052,229)

Net change in unrealized depreciation on investment, before deferred income taxes	(8,253,358)
Income tax benefit	1,238,743

Net Change in Unrealized Depreciation on Investments	(7,014,615)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, NET OF INCOME TAXES	(9,066,844)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,556,054)

See Notes to Financial Statements.

10  |  October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund

Statements of Changes in Net Assets

	For the Year	For the Fiscal
	Ended	Period Ended	For the Year
	October 31,	October 31,	Ended
	2015	2014(a)	April 30, 2014

OPERATIONS
Net investment loss, net of income taxes	$(489,210)	$(84,514)	$(70,565)
Net realized gain/(loss) on investments, net of income taxes	(2,052,229)	3,372	(40,286)
Net change in unrealized appreciation/(depreciation) on investments, net of deferred income taxes	(7,014,615)	902,714	918,233

Net Increase/(Decrease) in Net Assets Resulting from Operations	(9,556,054)	821,572	807,382

DISTRIBUTIONS
Distributions to shareholders from net investment income
Class A	(4,150)	(26,390)	(137,326)
Class C	(2,627)	(32,401)	(42,694)
Class I	(1,614)	(36,117)	(47,927)
Distributions to shareholders from tax return of capital
Class A	(1,160,636)	(422,657)	(120,029)
Class C	(734,478)	(205,706)	(41,147)
Class I	(451,330)	(200,052)	(74,680)

Net Decrease in Net Assets from Distributions	(2,354,835)	(923,323)	(463,803)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	12,474,282	3,317,091	9,171,152
Class C	8,002,639	3,457,848	3,336,491
Class I	7,103,832	5,196,869	1,646,324
Distributions reinvested
Class A	1,105,212	427,003	240,424
Class C	721,890	178,058	58,350
Class I	448,126	219,273	118,124
Shares redeemed
Class A	(4,057,509)	(1,375,093)	(2,345,899)
Class C	(3,615,264)	(245,100)	(621,954)
Class I	(7,165,800)	(184,339)	(2,533,055)

Net Increase in Net Assets Derived from Beneficial Interest Transactions	15,017,408	10,991,610	9,069,957

Net increase in net assets	3,106,519	10,889,859	9,413,536

NET ASSETS
Beginning of year	24,049,465	13,159,606	3,746,070

End of year *	$27,155,984	$24,049,465	$13,159,606

*Including accumulated net investment loss, net of deferred income taxes, of:	$(651,915)	$(162,705)	$(78,191)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

11  |  October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

				For the Period
	For the Year	For the Fiscal		January 2, 2013
	Ended	Period Ended	For the Year	(Commencement)
	October 31,	October 31,	Ended	to
	2015	2014(a)	April 30, 2014	April 30, 2013

Net asset value, beginning of period	$11.32	$11.23	$11.10	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.15)	(0.05)	(0.09)	(0.03)
Net realized and unrealized gain/(loss)	(2.83)	0.67	0.90	1.29

Total from investment operations	(2.98)	0.62	0.81	1.26

DISTRIBUTIONS:
From net investment income	(0.00)(c)	(0.03)	(0.36)	–
From tax return of capital	(0.74)	(0.50)	(0.32)	(0.16)

Total distributions	(0.74)	(0.53)	(0.68)	(0.16)

Net increase/(decrease) in net asset value	(3.72)	0.09	0.13	1.10

Net asset value, end of year	$7.60	$11.32	$11.23	$11.10

TOTAL RETURN(d)	(27.23)%	5.61%	7.59%	12.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$14,393	$10,619	$8,223	$928

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	1.77%	2.20%(e)	3.09%	5.51%(e)(f)
Ratio of expense waivers to average net assets	(0.53%)	(0.97%)(e)	(1.84%)	(4.26%)(e)(f)

Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	1.24%(g)	1.23%(e)(g)	1.25%	1.25%(e)(f)
Ratio of franchise tax expense and income tax expense/(benefit) to average net assets(h)	(4.03%)	4.49%(e)	5.38%	20.55%(e)

Ratio of total expenses to average net assets	(2.79%)	5.72%(e)	6.63%	21.80%(e)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(1.77%)	(2.20%)(e)	(3.09%)	(5.51%)(e)(f)
Ratio of expense waivers to average net assets	(0.53%)	(0.97%)(e)	(1.84%)	(4.26%)(e)(f)

Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(1.24%)(g)	(1.23%)(e)(g)	(1.25%)	(1.25%)(e)(f)
Ratio of franchise tax expense and income tax (expense)/benefit to average net assets(i)	(0.34%)	0.43%(e)	0.43%	0.40%(e)

Ratio of net investment loss to average net assets	(1.58%)	(0.80%)(e)	(0.82%)	(0.85%)(e)

Portfolio turnover rate(j)	52%	7%	63%	3%

See Notes to Financial Statements.

12  |  October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2015 and October 31, 2014, for the prior fiscal year in the amount of 0.01% and 0.02% (annualized) of average net assets of Class A shares respectively.

(h)	Adjustment for income tax expense/(benefit) for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(i)	Adjustment for income tax (expense)/benefit for the ratio calculation is derived from net investment loss only.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

13  |  October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

				For the Period
	For the Year	For the Fiscal		January 2, 2013
	Ended	Period Ended	For the Year	(Commencement)
	October 31,	October 31,	Ended	to
	2015	2014(a)	April 30, 2014	April 30, 2013

Net asset value, beginning of period	$11.23	$11.17	$11.09	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.22)	(0.07)	(0.13)	(0.05)
Net realized and unrealized gain/(loss)	(2.73)	0.66	0.89	1.30

Total from investment operations	(2.95)	0.59	0.76	1.25

DISTRIBUTIONS:
From net investment income	(0.00)(c)	(0.08)	(0.35)	–
From tax return of capital	(0.74)	(0.45)	(0.33)	(0.16)

Total distributions	(0.74)	(0.53)	(0.68)	(0.16)

Net increase/(decrease) in net asset value	(3.69)	0.06	0.08	1.09

Net asset value, end of year	$7.54	$11.23	$11.17	$11.09

TOTAL RETURN(d)	(27.18)%	5.37%	7.13%	12.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,291	$6,773	$3,429	$563

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	2.38%	2.82%(e)	3.71%	7.01%(e)(f)
Ratio of expense waivers to average net assets	(0.53%)	(0.97%)(e)	(1.86%)	(5.16%)(e)(f)

Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	1.85%	1.85%(e)	1.85%	1.85%(e)(f)
Ratio of franchise tax expense and income tax expense/(benefit) to average net assets(g)	(4.09%)	4.27%(e)	5.16%	20.55%(e)

Ratio of total expenses to average net assets	(2.24%)	6.12%(e)	7.01%	22.40%(e)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(2.38%)	(2.82%)(e)	(3.71%)	(7.01%)(e)(f)
Ratio of expense waivers to average net assets	(0.53%)	(0.97%)(e)	(1.86%)	(5.16%)(e)(f)

Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(1.85%)	(1.85%)(e)	(1.85%)	(1.85%)(e)(f)
Ratio of franchise tax expense and income tax (expense)/benefit to average net assets(h)	(0.40%)	0.65%(e)	0.65%	0.40%(e)

Ratio of net investment loss to average net assets	(2.25%)	(1.20%)(e)	(1.20%)	(1.45%)(e)

Portfolio turnover rate(i)	52%	7%	63%	3%

(a)    Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)    Calculated using the average shares method.

(c)    Less than $0.005 per share.

(d)    Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)    Annualized.

(f)    Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

(g)    Adjustment for income tax expense/(benefit) for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.

(h)    Adjustment for income tax (expense)/benefit for the ratio calculation is derived from net investment loss only.

(i)    Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

14  |  October 31, 2015

ALPS  |  Alerian MLP Infrastructure Index Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

				For the Period
	For the Year	For the Fiscal		January 2, 2013
	Ended	Period Ended	For the Year	(Commencement)
	October 31,	October 31,	Ended	to
	2015	2014(a)	April 30, 2014	April 30, 2013

Net asset value, beginning of period	$11.36	$11.25	$11.11	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.11)	(0.03)	(0.06)	(0.02)
Net realized and unrealized gain/(loss)	(2.85)	0.67	0.88	1.29

Total from investment operations	(2.96)	0.64	0.82	1.27

DISTRIBUTIONS:
From net investment income	(0.00)(c)	(0.04)	(0.27)	–
From tax return of capital	(0.74)	(0.49)	(0.41)	(0.16)

Total distributions	(0.74)	(0.53)	(0.68)	(0.16)

Net increase/(decrease) in net asset value	(3.70)	0.11	0.14	1.11

Net asset value, end of year	$7.66	$11.36	$11.25	$11.11

TOTAL RETURN(d)	(26.95)%	5.78%	7.68%	12.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,472	$6,658	$1,507	$2,256

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	1.38%	1.81%(e)	3.03%	6.01%(e)(f)
Ratio of expense waivers to average net assets	(0.53%)	(0.96%)(e)	(2.18%)	(5.16%)(e)(f)

Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	0.85%	0.85%(e)	0.85%	0.85%(e)(f)
Ratio of franchise tax expense and income tax expense/(benefit) to average net assets(g)	(3.92%)	4.63%(e)	5.53%	20.55%(e)

Ratio of total expenses to average net assets	(3.07%)	5.48%(e)	6.38%	21.40%(e)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(1.38%)	(1.81%)(e)	(3.03%)	(6.01%)(e)(f)
Ratio of expense waivers to average net assets	(0.53%)	(0.96%)(e)	(2.18%)	(5.16%)(e)(f)

Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(0.85%)	(0.85%)(e)	(0.85%)	(0.85%)(e)(f)
Ratio of franchise tax expense and income tax (expense)/benefit to average net assets(h)	(0.23%)	0.28%(e)	0.29%	0.40%(e)

Ratio of net investment loss to average net assets	(1.08%)	(0.57%)(e)	(0.56%)	(0.45%)(e)

Portfolio turnover rate(i)	52%	7%	63%	3%

(a) Effective	May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(b)    Calculated using the average shares method.

(c)    Less than $0.005 per share.

(d)    Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)    Annualized.

(f)    Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

(g)    Adjustment for income tax expense/(benefit) estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.

(h)    Adjustment for income tax (expense)/benefit for the ratio calculation is derived from net investment loss only.

(i)    Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

15  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2015 (Unaudited)

The twelve month period ending on October 31, 2015 produced negative returns for commodities. Commodity futures prices, as measured by the diversified Bloomberg Commodities Total Return Index, were down (25.72%). Thomson Reuters/CoreCommodity CRB Total Return Index was down (28.05%) for the same period. Commodity equities also declined during the period, down (21.44%) as measured by the Standard and Poor’s Global Natural Resources Net Total Return Index. Commodity equities diverged notably from the performance of the broader Standard & Poor’s 500 Total Return Index for the period which posted +5.20% gains. The ALPS CoreCommodity Management Complete Commodities® Strategy Fund (JCRIX)(the “Fund”) delivered a net negative return of -24.88% (JCRAX was -29.35% at MOP and JCRCX was down -26.41% with CDSC).

The Fund outperformed its benchmark, the Bloomberg Commodity Total Return Index, by 84 basis points during this period (measured against the performance of the “I” shares). The Fund employs a strategy that combines an actively managed portfolio of commodity futures related exposure (collateralized by U.S. Treasury Inflation Protected Securities – TIPS), commodity equities, and physical commodity ETF’s. At the end of October, the Fund allocated approximately 65% of its assets toward commodity futures related investments and approximately 35% of its assets in commodity equities. The Fund was more than 99% invested at the end of the period.

Commodity prices were under considerable pressure during the twelve month period ended October 31, 2015. Cocoa was the only major commodity constituent to appreciate for the period, up 12.42%. Cocoa was supported by robust global demand and production difficulties in the key West African nations of the Ivory Coast, Ghana, Nigeria, Cameroon, and Togo.

The most noteworthy decline in the price of commodities occurred in crude oil. West Texas Intermediate (WTI), the US benchmark crude, fell (42.15%) in the twelve month period ending in October. Natural gas prices posted nearly similar losses (40.07%). Crude oil product prices dropped as well, but not quite as sharply; heating oil down (39.60%) and reformulated gasoline (36.14%). Decisions that were made last November by OPEC and voiced by Saudi Arabia during our 2014 Thanksgiving holiday had a meaningful effect on an already oversupplied and declining energy complex. No production cuts were called for by OPEC and prices recoiled further.

Reductions in energy costs weighed on the cost of production for other commodities. Global gross domestic product (GDP) growth was challenged by a variety of factors. The decline in growth rates led to hiring slowdowns, reductions in wages, and smaller amounts of disposable incomes. The effects could be felt throughout the commodity asset class. Industrial metals like nickel, essential in the manufacturing of stainless steel (36.22%), copper (23.94%), and aluminum (29.08%) clearly reflect the lowered demand and high inventory pressure.

Calm weather conditions without any major disruptions around the globe led to high yields and lowered prices for many agricultural commodities. Fertilizer and seed costs were negatively impacted by energy price reductions. Soybean prices fell (15.58%), wheat dropped (11.42%) and corn prices declined by (8.26%). Coffee prices (35.66%), were hurt by expanding supplies and currency devaluations of more than 40% in Brazil, the leading producer of premium coffee in the world. Protein prices, represented by lean hogs (32.75%) and live cattle (14.65%), were pushed lower in part by reductions in feed costs.

The US Dollar strengthened significantly during the year ending in October, up +11.55% as measured by the US Dollar Index (DXY). Since most commodities are priced in Dollars, commodity prices tend to be inversely related to Dollar moves. The strength of the Dollar was certainly a contributing factor in the slide of commodity prices over the same time frame. With that thought in mind, precious metals – gold (2.58%) and silver (3.35%) – performed better than most other commodities. In fact, precious metal prices were up relative to other weaker currencies.

The Fund’s top equity holdings at the end of October 2015 included Sanderson Farms Inc (SAFM) (17.27%) YTD, Hormel Foods Corp. (HRL) +29.65% YTD, Pilgrim’s Pride (PPC) (42.09%) YTD, Monsanto (MON) (21.97%) YTD, Yara International (YAR NO) +15.55% YTD, Sociedad Quimica Minera de Chile (SQM) (18.84%) YTD, Cal-Maine Foods (CALM) +36.97% YTD, Kubota Corp (6326 JP) +7.38% YTD, Dril-Quip Inc (DRQ) (19.77%) YTD, Weyerhauser Co (WY) (18.28%), YTD.

TIPS and nominal US Treasuries are held by the Fund to invest excess cash and as collateral for commodity futures related investments held in our Cayman Island subsidiary. Nominal yields on the benchmark 10 year note were at 2.335% at the end of October 2014 and ended the twelve month period lower, 2.142%. Committee members of the FOMC, including Chairman Yellen, have recently voiced their desire to begin to raise and normalize interest rates, if certain data justifies the move. We believe we may be nearing the end of what has been a significant multi-year rally in US treasury prices. As a result, we continue to invest in TIPS with limited duration exposure. At the end of October, our weighted average maturity was approximately 1.10 years in our TIPS portfolio.

We strongly believe that the long term fundamental drivers of commodity demand and ultimately higher prices are still in place. Population growth is likely to remain unabated regardless of the economic environment in the US and Europe. A billion more people are likely to be added to the world population over the next decade or so. The trend of wealth distribution is tipping toward the developing world as those economies grow at faster rates relative to the slow or negative growth occurring in the developed countries. The improving global quality of life is contributing to ever increasing demand for raw materials and food. Incremental gains in disposable income in the developing nations have led to competition for the commodities needed for more complex and costly lifestyles.

The recent significant decline in prices of many commodities has resulted in serious curtailment of capital expenditures of global sovereign and corporate producers. Profits for these producers have

16 | October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2015 (Unaudited)

been dramatically reduced and in some cases prices do not support marginal or ongoing operations. As a result, future supplies may be negatively impacted. In a world with limited supplies of food, fuel, building materials, and other necessities of life, price may become the ultimate allocator of these commodities. Additionally, the aggressively accommodative central bank monetary policies recently announced coupled with measures already in place globally are likely to make commodities and other real assets more attractive over time as currencies, including the US Dollar, may decline in value.

Robert Hyman

Portfolio Manager

Standard & Poor’s 500 Index is a composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices which does not reflect any deduction for fees, expenses, or taxes. An investor may not invest directly in an index.

The Standard & Poor’s Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., CoreCommodity Management, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

17  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

					Since	Total
	6 Month	1 Year	3 Year	5 Year	Inception^	Expense Ratio	What You Pay*
Class A (NAV)	-15.88%	-25.21%	-12.60%	-7.23%	-3.64%	1.46%	1.45%
Class A (MOP)	-20.47%	-29.35%	-14.25%	-8.26%	-4.65%
Class C (NAV)	-16.21%	-25.67%	-13.14%	-7.82%	-4.20%	2.07%	2.05%
Class C (CDSC)	-17.04%	-26.41%	-13.14%	-7.82%	-4.20%
Class I	-15.68%	-24.88%	-12.31%	-6.96%	-3.33%	1.16%	1.15%
TR/CC CRB Total Return Index[1]	-14.75%	-28.05%	-12.84%	-8.19%	-4.87%
Bloomberg Commodity TR Index[1]	-15.72%	-25.72%	-15.04%	-9.85%	-6.31%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

18  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2015 (Unaudited)

[1]

Thomson Reuters/CC CRB Total Return Index and the Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2010.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund’s original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Government Bonds	61.25%

Common Stocks	34.97%

Master Limited Partnerships	0.50%

Purchased Options	0.00%

Short Term Investments and Other Assets	3.28%

Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

19  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

COMMON STOCKS (34.97%)
Argentina (0.11%)
YPF SA, Sponsored ADR	21,316	$455,310

Australia (0.83%)
BHP Billiton, Ltd.	24,505	402,263
BlueScope Steel, Ltd.	126,081	400,991
Fortescue Metals Group, Ltd.	31,313	46,668
GrainCorp, Ltd., Class A	56,752	366,252
Iluka Resources, Ltd.	60,429	276,650
Incitec Pivot, Ltd.	188,051	529,692
Nufarm, Ltd.	61,898	369,447
Regis Resources, Ltd.	206,540	306,350
Sandfire Resources NL	41,755	188,777
South32, Ltd.(a)	68,819	71,895
South32, Ltd., ADR(a)	1,290	6,631
Woodside Petroleum, Ltd.	17,661	372,910

		3,338,526

Austria (0.13%)
OMV AG	15,986	425,412
Voestalpine AG	2,300	83,299

		508,711

Bermuda (0.25%)
Kosmos Energy, Ltd.(a)	67,844	462,696
Nabors Industries, Ltd.	11,916	119,637
Seadrill, Ltd.(a)	64,624	418,117

		1,000,450

Brazil (0.54%)
BRF SA, ADR(a)	31,540	483,508
Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	241,150	1,058,649
Cia Siderurgica Nacional SA, Sponsored ADR	1,580	1,943
Gerdau SA, Sponsored ADR	190,337	264,568
Petroleo Brasileiro SA, Sponsored ADR(a)	35,152	171,542
Vale SA, Sponsored ADR	42,979	187,389

		2,167,599

Canada (5.90%)
Advantage Oil & Gas, Ltd.(a)	35,400	196,817
Agnico-Eagle Mines, Ltd.	40,269	1,139,163
Alamos Gold, Inc., Class A	96,038	369,203
ARC Resources, Ltd.	69,987	1,031,928
Argonaut Gold, Inc.(a)	14,775	15,254
AuRico Metals, Inc.(a)	42,229	25,513
B2Gold Corp.(a)	168,500	181,695
Barrick Gold Corp.	5,870	45,140
Baytex Energy Corp.(a)	113,300	460,964
Birchcliff Energy, Ltd.(a)	51,600	224,931
Bonavista Energy Corp.	84,800	189,367
Cameco Corp.	22,228	314,971

	Shares	Value (Note 2)

Canada (continued)
Canadian Energy Services & Technology Corp.	57,800	$249,748
Canadian Natural Resources, Ltd.	5,741	133,306
Canadian Oil Sands, Ltd.	197,808	1,493,090
Cenovus Energy, Inc.	105,029	1,564,672
Centerra Gold, Inc.	78,900	444,099
Crescent Point Energy Corp.	10,981	149,649
Detour Gold Corp.(a)	16,587	184,441
Eldorado Gold Corp.	65,346	228,711
Encana Corp.	118,905	907,245
Endeavour Silver Corp.(a)	18,980	31,317
Enerplus Corp.	90,600	427,502
Ensign Energy Services, Inc.	27,700	174,131
First Quantum Minerals, Ltd.	33,447	178,541
Franco-Nevada Corp.	9,227	467,717
Freehold Royalties, Ltd.	22,900	177,757
Goldcorp, Inc.	31,061	398,202
HudBay Minerals, Inc.	23,000	119,433
Husky Energy, Inc.	10,586	143,052
IAMGOLD Corp.(a)	456	821
Imperial Oil, Ltd.	25,209	838,822
Maple Leaf Foods, Inc.	10,500	166,943
MEG Energy Corp.(a)	48,000	399,388
Mullen Group, Ltd.	20,800	277,736
New Gold, Inc.(a)	69,617	170,562
Osisko Gold Royalties, Ltd.	2,569	26,680
Pacific Rubiales Energy Corp.	28,200	54,994
Pan American Silver Corp.	8,431	63,823
Paramount Resources, Ltd., Class A(a)	19,800	200,332
Parex Resources, Inc.(a)	43,000	322,928
Pason Systems, Inc.	13,400	197,167
Pengrowth Energy Corp.(a)	164,500	161,028
Peyto Exploration & Development Corp.	10,500	216,809
Potash Corp. of Saskatchewan, Inc.	58,870	1,190,940
Precision Drilling Corp.	89,606	353,944
Primero Mining Corp.(a)	37,900	87,243
Raging River Exploration, Inc.(a)	62,300	395,450
Sandstorm Gold, Ltd.(a)	39,467	104,588
Secure Energy Services, Inc.	42,200	280,451
SEMAFO, Inc.(a)	110,100	250,074
Seven Generations Energy, Ltd., Class A(a)	24,900	265,262
ShawCor, Ltd.	12,700	269,520
Silver Standard Resources, Inc.(a)	44,960	310,224
Silver Wheaton Corp.	88,221	1,198,923
SunCoke Energy, Inc.	16,171	80,208
Suncor Energy, Inc.	46,695	1,389,243
Tahoe Resources, Inc.	110,700	924,475
Teck Resources, Ltd., Class B	10,972	64,385
TORC Oil & Gas, Ltd.	35,600	180,505
Tourmaline Oil Corp.(a)	21,200	441,153
Turquoise Hill Resources, Ltd.(a)	81,758	222,382
Vermilion Energy, Inc.	18,900	665,027

20  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

Canada (continued)
Yamana Gold, Inc.	92,948	$203,537

		23,643,126

Chile (0.45%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	92,915	1,800,693

China (0.66%)
China Petroleum & Chemical Corp., ADR	464	33,445
China Petroleum & Chemical Corp., Class H	308,358	220,807
China Shenhua Energy Co., Ltd., Class H	95,369	161,438
CNOOC, Ltd.	193,001	216,393
CNOOC, Ltd., Sponsored ADR	10,885	1,237,407
Jiangxi Copper Co., Ltd., Class H	50,082	66,297
PetroChina Co., Ltd., ADR	4,087	321,361
PetroChina Co., Ltd., Class H	330,045	258,054
Zijin Mining Group Co., Ltd., Class H	560,331	151,097

		2,666,299

Colombia (0.12%)
Ecopetrol SA, Sponsored ADR	50,903	474,416

Denmark (0.06%)
FLSmidth & Co. A/S	6,011	227,594

Finland (0.07%)
Kemira OYJ	10,739	127,303
Outotec OYJ	43,438	149,509

		276,812

France (0.14%)
TOTAL SA	4,886	237,186
TOTAL SA, Sponsored ADR	6,996	337,417

		574,603

Germany (0.21%)
Aurubis AG	639	42,723
K+S AG	20,353	513,760
Salzgitter AG	10,429	301,099

		857,582

Great Britain (0.08%)
Amec Foster Wheeler PLC	13,636	149,461
John Wood Group PLC	18,458	169,876

		319,337

India (0.01%)
Vedanta, Ltd., ADR	9,014	53,904

Israel (0.06%)
The Israel Corp., Ltd.	785	202,258

	Shares	Value (Note 2)

Israel (continued)
Tower Semiconductor, Ltd.(a)	1,846	$25,233

		227,491

Japan (2.31%)
Hitachi Metals, Ltd.	17,900	204,559
Idemitsu Kosan Co., Ltd.	8,931	147,209
Inpex Corp.	135,133	1,293,993
Iseki & Co., Ltd.	20,907	34,651
Japan Petroleum Exploration Co., Ltd.	10,600	319,748
JFE Holdings, Inc.	12,600	200,063
Kubota Corp.	112,000	1,755,134
Kurita Water Industries, Ltd.	70,016	1,591,563
Maruichi Steel Tube, Ltd.	20,000	515,455
Nihon Nohyaku Co., Ltd.	105,300	689,376
Nihon Trim Co., Ltd.	4,101	153,613
Nippon Suisan Kaisha, Ltd.	200,600	676,591
Nisshin Steel Co., Ltd.	29,000	300,887
Osaka Titanium Technologies Co., Ltd.	8,500	232,804
Sumitomo Forestry Co., Ltd.	37,659	454,080
Sumitomo Metal Mining Co., Ltd.	21,000	262,870
Tokyo Steel Manufacturing Co., Ltd.	37,000	248,977
Yamato Kogyo Co., Ltd.	6,700	179,896

		9,261,469

Jersey (0.45%)
Petrofac, Ltd.	12,709	165,162
Randgold Resources, Ltd., ADR	24,673	1,649,884

		1,815,046

Luxembourg (0.07%)
ArcelorMittal	26,951	150,776
Subsea 7 SA(a)	5,410	42,182
Tenaris SA, ADR	2,743	69,316

		262,274

Marshall Islands (0.07%)
Seadrill Partners LLC	25,493	285,776

Mexico (0.25%)
Grupo Lala SAB de CV	104,900	267,937
Grupo Mexico SAB de CV, Series B	224,783	$547,880
Industrias Penoles SAB de CV	13,107	173,627

		989,444

Netherlands (0.24%)
Frank’s International NV	27,242	467,473
Fugro N.V.(a)	7,518	142,609
Royal Dutch Shell PLC, Class A, Sponsored ADR	6,890	361,449

		971,531

21  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

Norway (1.56%)
Aker Solutions ASA	44,620	$178,548
Bakkafrost P/F	3,986	128,070
Det Norske OLJ ASA(a)	28,431	174,499
DNO ASA(a)	295,286	296,094
Marine Harvest ASA(a)	108,913	1,459,993
Norsk Hydro ASA	104,109	373,220
Petroleum Geo-Services ASA	64,335	267,887
Statoil ASA	17,750	284,527
TGS Nopec Geophysical Co. ASA	35,976	709,210
Yara International ASA	52,450	2,380,906

		6,252,954

Peru (0.11%)
Cia de Minas Buenaventura SAA, ADR	71,096	455,725

Singapore (0.32%)
First Resources, Ltd.	102,200	137,152
Golden Agri-Resources, Ltd.	893,758	248,815
Olam International, Ltd.	46,254	66,035
Wilmar International, Ltd.	366,661	819,223

		1,271,225

South Africa (0.50%)
Anglo Platinum, Ltd.(a)	5,831	102,265
Exxaro Resources, Ltd.	35,057	145,583
Gold Fields, Ltd., Sponsored ADR	489,941	1,239,551
Harmony Gold Mining Co., Ltd., Sponsored ADR(a)	38,989	26,368
Impala Platinum Holdings, Ltd.(a)	39,295	107,388
Kumba Iron Ore, Ltd.	22,220	96,208
Sasol, Ltd.	8,185	262,116
Sibanye Gold, Ltd., Sponsored ADR	2,515	16,423

		1,995,902

South Korea (0.03%)
POSCO, Sponsored ADR	2,859	114,446

Spain (0.03%)
Acerinox SA	10,270	111,172

Sweden (0.34%)
Boliden AB	7,842	150,166
Holmen AB, B Shares	11,000	331,794
Lundin Petroleum AB(a)	16,470	238,080
SSAB AB, A Shares(a)	41,117	148,759
Svenska Cellulosa AB SCA, Class B	16,465	485,650

		1,354,449

Switzerland (0.53%)
Glencore PLC(a)	28,003	48,566
Noble Corp. PLC	9,174	123,574
Syngenta AG	4,716	1,587,824
Transocean, Ltd.	8,890	140,729

	Shares	Value (Note 2)

Switzerland (continued)
Weatherford International, Ltd.(a)	20,498	$209,899

		2,110,592

United Kingdom (0.84%)
Anglo American PLC	6,469	54,510
Antofagasta PLC	13,306	107,999
BG Group PLC	17,867	282,324
BHP Billiton PLC, ADR	3,227	104,071
BP PLC, Sponsored ADR	21,309	760,731
CNH Industrial N.V.	36,636	248,758
Fresnillo PLC	14,550	163,741
Kazakhmys PLC(a)	11,431	20,459
Lonmin PLC(a)	32,588	12,811
Severn Trent PLC	18,234	630,498
United Utilities Group PLC	64,416	981,618

		3,367,520

United States (17.70%)
AGCO Corp.	33,294	1,611,097
Allegheny Technologies, Inc.	5,767	84,775
Allied Nevada Gold Corp.(a)(b)	28,885	1,127
American States Water Co.	12,117	493,768
American Vanguard Corp.	9,167	122,929
American Water Works Co., Inc.	3,695	211,945
The Andersons, Inc.	23,477	831,086
Antero Resources Corp.(a)	17,644	415,869
Apache Corp.	4,465	210,435
Aqua America, Inc.	18,258	522,179
Archer-Daniels-Midland Co.	13,777	629,058
Atwood Oceanics, Inc.	25,676	424,938
Baker Hughes, Inc.	3,155	166,205
Boulder Brands, Inc.(a)	106,740	945,716
BP Prudhoe Bay Royalty Trust	5,689	223,578
Bristow Group, Inc.	9,527	330,873
Bunge, Ltd.	2,390	174,374
Calgon Carbon Corp.	20,375	350,450
California Resources Corp.	5,559	22,458
California Water Service Group	12,143	271,518
Cal-Maine Foods, Inc.	33,172	1,773,375
Cameron International Corp.(a)	17,026	1,157,938
Carpenter Technology Corp.	5,307	176,776
Carrizo Oil & Gas, Inc.(a)	1,829	68,825
Century Aluminum Co.(a)	28,070	101,613
CF Industries Holdings, Inc.	15,723	798,257
Chesapeake Energy Corp.	39,687	282,968
Chevron Corp.	8,502	772,662
Cimarex Energy Co.	3,872	457,128
Civeo Corp.	14,255	26,514
Cliffs Natural Resources, Inc.	7,741	21,365
Coeur Mining, Inc.(a)	22,697	61,282
Commercial Metals Co.	24,641	354,091
ConocoPhillips	5,846	311,884
Continental Resources, Inc.(a)	143	4,849
Core Laboratories N.V.	9,180	1,067,909
CST Brands, Inc.	1,278	45,919

22  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

United States (continued)
Darling Ingredients, Inc.(a)	18,472	$186,937
Deere & Co.	6,627	516,906
Devon Energy Corp.	5,560	233,131
Diamond Offshore Drilling, Inc.	3,190	63,417
Diamondback Energy, Inc.(a)	2,929	216,277
Dril-Quip, Inc.(a)	27,052	1,665,321
Energen Corp.	12,697	738,331
Ensco PLC, Class A	9,480	157,652
EOG Resources, Inc.	3,824	328,290
EP Energy Corp., Class A(a)	39,837	219,502
EQT Corp.	3,493	230,783
Exterran Holdings, Inc.	18,986	412,756
Exxon Mobil Corp.	13,502	1,117,155
First Majestic Silver Corp.(a)	40,390	133,691
FMC Corp.	15,273	621,764
FMC Technologies, Inc.(a)	26,399	893,078
Forum Energy Technologies, Inc.(a)	25,706	340,605
Freeport-McMoRan, Inc.	6,163	72,539
Halliburton Co.	564	21,646
Harsco Corp.	21,983	235,878
Hecla Mining Co.	101,198	209,480
Helix Energy Solutions Group, Inc.(a)	73,603	425,425
Helmerich & Payne, Inc.	9,209	518,190
Hess Corp.	13,655	767,548
HollyFrontier Corp.	28,340	1,387,810
Hormel Foods Corp.	72,879	4,922,976
Ingredion, Inc.	9,393	892,899
Intrepid Potash, Inc.(a)	32,370	124,948
Joy Global, Inc.	19,293	331,454
Kaiser Aluminum Corp.	1,761	143,152
Kinder Morgan, Inc.	5,763	157,618
Laredo Petroleum, Inc.(a)	39,853	457,512
Lindsay Corp.	17,871	1,211,296
Marathon Oil Corp.	56,926	1,046,300
Marathon Petroleum Corp.	31,343	1,623,567
Matador Resources Co.(a)	18,153	466,714
McEwen Mining, Inc.	29,851	26,872
Memorial Resource Development Corp.(a)	31,199	551,910
Monsanto Co.	39,699	3,700,741
The Mosaic Co.	37,615	1,271,011
Murphy Oil Corp.	29,118	827,825
National Oilwell Varco, Inc.	17,661	664,760
Newfield Exploration Co.(a)	15,964	641,593
Newmont Mining Corp.	84	1,635
Newpark Resources, Inc.(a)	24,549	138,947
Noble Energy, Inc.	4,222	151,317
NOW, Inc.(a)	1,643	27,126
Occidental Petroleum Corp.	5,631	419,735
Oceaneering International, Inc.	32,913	1,383,004
Oil States International, Inc.(a)	32,770	983,428
Paragon Offshore PLC	3,058	734
Patterson-UTI Energy, Inc.	17,623	262,406
PDC Energy, Inc.(a)	5,676	342,490
Peabody Energy Corp.	491	6,280

	Shares	Value (Note 2)

United States (continued)
Phillips 66	10,779	$959,870
Pilgrim’s Pride Corp.	228,386	4,337,050
Pioneer Natural Resources Co.	1,605	220,110
Plum Creek Timber Co., Inc. REIT	4,614	187,974
Potash Corp. REIT	31,180	974,063
Rayonier, Inc. REIT	36,867	835,038
Reliance Steel & Aluminum Co.	3,847	230,666
Royal Gold, Inc.	2,115	101,182
RPC, Inc.	107,192	1,182,328
RSP Permian, Inc.(a)	14,082	386,128
Sanderson Farms, Inc.	76,894	5,344,902
Schlumberger, Ltd.	12,112	946,674
Seventy Seven Energy, Inc.(a)	592	675
Southern Copper Corp.	12,204	338,783
Southwestern Energy Co.(a)	12,696	140,164
Steel Dynamics, Inc.	17,923	331,038
Stillwater Mining Co.(a)	112	1,046
Superior Energy Services, Inc.	13,527	191,542
Synergy Resources Corp.(a)	41,496	464,340
Tyson Foods, Inc., Class A	4,769	211,553
Valero Energy Corp.	20,330	1,340,154
Walter Energy, Inc.(a)	68,768	4,298
Weyerhaeuser Co. REIT	56,586	1,659,667
Whiting Petroleum Corp.(a)	2,961	51,018
Worthington Industries, Inc.	15,573	478,091

		70,940,449

TOTAL COMMON STOCKS (Cost $168,537,684)		140,152,427

MASTER LIMITED PARTNERSHIPS (0.50%)
United States (0.50%)
Alliance Resource Partners LP	14,363	307,943
Breitburn Energy Partners LP	63,482	145,374
Buckeye Partners LP	977	66,270
CVR Partners LP	19,930	181,761
Energy Transfer Partners LP 11/10/15	2,591	114,418
Enterprise Products Partners LP	10,676	294,978
Magellan Midstream Partners LP	2,054	131,066
MarkWest Energy Partners LP	1,427	62,331
Memorial Production Partners LP	37,657	210,126
Plains All American Pipeline LP	3,090	98,015
Rentech Nitrogen Partners LP	7,631	90,427
Vanguard Natural Resources LLC	34,876	275,172
Williams Partners LP	1,242	41,980

		2,019,861

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $2,603,105)		2,019,861

23  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2015

		Principal Amount	Value (Note 2)

GOVERNMENT BONDS (61.25%)
U.S. Treasury Bonds (61.25%)
United States Treasury Inflation Indexed Bonds
2.000%, 1/15/16		$ 16,270,569	$16,259,017
0.125%, 4/15/16(c)		68,022,360	67,610,076
2.500%, 7/15/16		2,183,222	2,225,494
0.875%, 11/30/16		25,000,000	25,107,100
2.375%, 1/15/17(c)		10,340,750	10,638,584
1.000%, 3/31/17(c)		36,000,000	36,211,860
0.125%, 4/15/17(c)		15,214,705	15,209,745
0.750%, 6/30/17(c)		45,000,000	45,072,945
2.625%, 7/15/17(c)		14,661,353	15,382,676
1.625%, 1/15/18		11,376,200	11,791,773

			245,509,270

TOTAL GOVERNMENT BONDS (Cost $247,612,383)			245,509,270

Expiration Date	Exercise Price	Number of Contracts	Value (Note 2)

PURCHASED OPTIONS (0.00%)
Purchased Call Options (0.00%)
WTI Crude Future:
11/17/15	$80.00	500	$5,000
11/17/15	100.00	225	2,250

			7,250

Total Purchased Call Options (Cost $1,373,465)			7,250

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (1.20%)
Money Market Fund (1.20%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.00004%	4,793,239	$4,793,239

TOTAL SHORT TERM INVESTMENTS (Cost $4,793,239)			4,793,239

TOTAL INVESTMENTS (97.92%) (Cost $424,919,876)			$392,482,047

Other Assets In Excess Of Liabilities (2.08%)(d)			8,327,400

NET ASSETS - 100.00%			$400,809,447

(a)	Non-Income Producing Security.
(b)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of October 31, 2015, these securities had a total value of $1,127 or 0.0003% of total net assets.

(c)	Security, or portion of security, is being held as collateral for total return swap contracts, futures contracts and written options aggregating a total market value of $48,658,925.
(d)	Includes cash which is being held as collateral for total return swap contracts, future contracts and written options in the amount of $595,033.

Common Abbreviations:

A/S	- Aktieselskab is the Danish equivalent for the term Stock Company.

AB	- Aktiebolag is the Swedish equivalent of the term corporation.

ADR	- American Depositary Receipt.

AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA	- Allmennaksjeselskap is the Norwegian term for public limited company.

Ltd.	- Limited.

LP	- Limited Partnership.

N.V.	- Naamloze vennootschap is the Dutch term for a public limited liability corporation.

OYJ	- Osakeyhtio is the Finnish equivalent of a public limited company.

PLC	- Public Limited Co.

REIT	- Real Estate Investment Trust.

SA	- Generally designated corporations in various countries, mostly those employing the civil law.

SAA	- Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.

SAB de CV - A variable capital company.

SCA	- Societe en commandite pe actiuni is the Romanian term for limited liability partnership.

For Fund compliance purposes, the Fund’s industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

24  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2015

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value (Note 2)

Written Call Options
Sugar #11 Future	1/16/16	$15.50	(20)	$(10,080)
Sugar (WRLD) Future:
	2/16/16	15.00	(50)	(41,440)
	2/16/16	15.50	(50)	(31,920)
WTI Crude Future:
	11/17/15	90.00	(500)	(5,000)
	11/17/15	100.00	(225)	(2,250)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $802,326)				(90,690)

Written Put Options
Coffee ‘C’ Future	1/23/16	115.00	(30)	(36,562)
WTI Crude Future	11/17/15	70.00	(100)	(2,341,000)

TOTAL WRITTEN PUT OPTIONS
(Premiums received $339,723)				(2,377,562)

TOTAL WRITTEN OPTIONS
(Premiums received $1,142,049)				$(2,468,252)

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation

Brent Crude Future	Long	265	11/14/15	$13,133,400	$728,750
Coffee ‘C’ Future	Long	25	12/21/15	1,133,906	34,219
Copper Future	Short	(39)	12/30/15	(2,259,563)	38,513
LME Nickel Future	Long	10	12/15/15	602,729	2,583

				$12,610,472	$804,065

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation

Gold 100 Oz Future	Long	35	12/30/15	$3,994,900	$(86,915)
LME Zinc Future	Long	2	12/15/15	84,893	(5,673)
Natural Gas Future	Long	15	11/26/15	348,150	(4,800)
Platinum Future	Long	61	1/28/16	3,016,755	(25,620)
Silver Future	Long	39	12/30/15	3,035,565	(65,910)
Sugar #11 (World)	Long	140	3/01/16	2,276,736	(18,816)
WTI Crude Futures	Short	(244)	11/20/15	(11,367,960)	(827,160)

				$1,389,039	$(1,034,894)

25  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2015

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Appreciation

UBS	CRB 3m Fwd TR Index*	$ 14,375,255	USB3MTA + 40 bps**	11/30/2015	$209,260
Citigroup	CRB 3m Fwd TR Index*	65,690,265	USB3MTA + 27 bps**	9/19/2016	956,253
Societe Generale	CRB 3m Fwd TR Index*	78,798,197	USB3MTA + 35 bps**	11/30/2015	1,147,065
Bank of America - Merrill Lynch	CRB 3m Fwd TR Index*	73,722,783	USB3MTA + 35 bps**	6/30/2016	1,073,182
Bank of America - Merrill Lynch	LME Copper Future	3,070,800	n/a	11/10/2015	8,100
Bank of America - Merrill Lynch	ML eXtra Coffee GA6	2,780,847	USB3MTA + 10 bps**	6/30/2016	4,785
Bank of America - Merrill Lynch	ML eXtra Silver GA6	465,253	USB3MTA + 10 bps**	6/30/2016	33,504

					$3,432,149

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Appreciation

Bank of America - Merrill Lynch	MLCS Coffee J-F3	$ (2,685,887)	USB3MTA**	6/30/2016	$3,218
Bank of America - Merrill Lynch	MLCS Copper J-F3	(3,895,657)	USB3MTA**	6/30/2016	30,705
Bank of America - Merrill Lynch	MLCS Aluminum J-F3	(3,832,047)	USB3MTA**	6/30/2016	262,512

					$296,435

				Total Appreciation	$3,728,584

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Depreciation

Bank of America - Merrill Lynch	ML Nickel	612,600	n/a	12/24/2015	$(9,375)
Bank of America - Merrill Lynch	ML Aluminum GA6	3,907,193	USB3MTA + 10 bps**	6/30/2016	(270,815)
Bank of America - Merrill Lynch	ML eXtra Copper GA6	3,911,311	USB3MTA + 10 bps**	6/30/2016	(28,306)

					$(308,496)

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Depreciation

Bank of America - Merrill Lynch	MLCS Silver J-F3	$ (462,236)	USB3MTA**	06/30/2016	$(33,292)

					$(33,292)

				Total Depreciation	$(341,788)

(a)

The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund

*	CRB - Commodity Research Bureau
**	United States Auction Results 3 Month Treasury Bill High Discount

See Notes to Financial Statements.

26  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	October 31, 2015

ASSETS
Investments, at value	$392,482,047
Cash	111,046
Foreign currency, at value (Cost $80,812)	80,559
Unrealized appreciation on total return swap contracts	3,728,584
Receivable for investments sold	1,972,578
Receivable for shares sold	340,749
Cash collateral pledged for written options (Note 3)	298,349
Deposit with broker for futures contracts (Note 3)	137,486
Cash collateral pledged for total return swap contracts (Note 3)	159,198
Deposit with broker for futures and options	4,466,289
Dividends and interest receivable	933,754
Prepaid expenses and other assets	32,290

Total Assets	404,742,929

LIABILITIES
Written options, at value (premiums received $1,142,049)	2,468,252
Payable for variation margin on futures contracts	3,058
Payable due to broker for total return swap contracts	31,852
Payable for shares redeemed	592,660
Unrealized depreciation on total return swap contracts	341,788
Investment advisory fees payable	264,451
Administration and transfer agency fees payable	57,974
Distribution and services fees payable	29,825
Professional fees payable	22,526
Accrued expenses and other liabilities	121,096

Total Liabilities	3,933,482

NET ASSETS	$400,809,447

NET ASSETS CONSIST OF
Paid-in capital	$460,840,912
Accumulated net investment loss	(1,662,022)
Accumulated net realized loss on investments, written options, futures contracts, total return swap contracts and foreign currency transactions	(27,755,417)
Net unrealized depreciation on investments, written options, futures contracts, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	(30,614,026)

NET ASSETS	$400,809,447

INVESTMENTS, AT COST	$424,919,876

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$7.15
Net Assets	$30,085,290
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,205,925
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.57
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.98
Net Assets	$8,334,922
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,193,810
Class I:
Net Asset Value, offering and redemption price per share	$7.15
Net Assets	$362,389,235
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	50,715,990

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

27  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends	$3,735,923
Foreign taxes withheld on dividends	(230,971)
Interest and other income, net of premium amortization and accretion of discount	(1,799,534)

Total Investment Income	1,705,418

EXPENSES
Investment advisory fees	3,575,556
Investment advisory fees - subsidiary	668,490
Administrative fees	496,960
Transfer agency fees	97,107
Distribution and service fees
Class A	140,662
Class C	94,219
Professional fees	73,093
Networking fees
Class I	389,977
Reports to shareholders and printing fees	78,413
State registration fees	58,580
SEC registration fees	8,859
Insurance fees	5,618
Custody fees	60,439
Trustees’ fees and expenses	16,991
Miscellaneous expenses	26,107

Total Expenses	5,791,071

Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(668,490)
Class A	(6,800)
Class C	(1,838)
Class I	(86,129)

Net Expenses	5,027,814

Net Investment Loss	(3,322,396)

Net realized loss on investments	(23,188,518)
Net realized gain on written options	1,666,342
Net realized loss on futures contracts	(2,057,904)
Net realized loss on total return swap contracts	(88,888,724)
Net realized gain on foreign currency transactions	1,478
Net change in unrealized depreciation on investments	(16,223,361)
Net change in unrealized depreciation on written options	(1,573,724)
Net change in unrealized appreciation on futures contracts	926,594
Net change in unrealized appreciation on total return swap contracts	9,468,760
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(43)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(119,869,100)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(123,191,496)

See Notes to Financial Statements.

28  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

OPERATIONS
Net investment loss	$(3,322,396)	$(225,381)	$(1,332,666)
Net realized loss on investments, written options, futures contracts, total return swap contracts and foreign currency transactions	(112,467,326)	(21,185,447)	(4,722,374)
Net change in unrealized appreciation/(depreciation) on investments, written options, futures contracts, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	(7,401,774)	(36,830,011)	20,918,827

Net Increase/(Decrease) in Net Assets Resulting from Operations	(123,191,496)	(58,240,840)	14,863,787

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class I	(1,912,471)	–	–

Net Decrease in Net Assets from Distributions	(1,912,471)	–	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	18,414,093	21,322,142	78,069,155
Class C	4,099,809	3,307,759	5,689,512
Class I	316,791,938	225,598,695	234,370,555
Dividends reinvested
Class I	1,791,360	–	–
Shares redeemed, net of redemption fees
Class A	(17,894,431)	(86,135,268)	(73,729,663)
Class C	(5,305,252)	(3,037,985)	(11,437,221)
Class I	(238,107,077)	(49,542,035)	(165,799,406)

Net Increase in Net Assets Derived from Beneficial Interest Transactions	79,790,440	111,513,308	67,162,932

Net increase/(decrease) in net assets	(45,313,527)	53,272,468	82,026,719

NET ASSETS
Beginning of year	446,122,974	392,850,506	310,823,787

End of year *	$400,809,447	$446,122,974	$392,850,506

*Including accumulated net investment income/(loss) of:	$(1,662,022)	$1,837,073	$1,681,334

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

29  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012	For the Period June 29, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period(c)	$9.56	$10.87	$10.40	$11.18	$14.28	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.09)	0.00(e)	(0.06)	(0.03)	0.04	0.12
Net realized and unrealized gain/(loss)	(2.32)	(1.31)	0.53	(0.69)	(2.29)	4.87

Total from investment operations	(2.41)	(1.31)	0.47	(0.72)	(2.25)	4.99

DISTRIBUTIONS:
From net investment income	–	–	–	–	(0.83)	(0.71)
From net realized gains	–	–	–	–	(0.02)	–
Tax return of capital	–	–	–	(0.06)	–	–

Total distributions	–	–	–	(0.06)	(0.85)	(0.71)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)

Net increase/(decrease) in net asset value	(2.41)	(1.31)	0.47	(0.78)	(3.10)	4.28

Net asset value, end of year	$7.15	$9.56	$10.87	$10.40	$11.18	$14.28

TOTAL RETURN(f)	(25.21)%	(12.05)%	4.52%	(6.44)%	(15.77)%	51.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$30,085	$39,971	$112,562	$104,234	$85,805	$37,060
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.47%	1.46% (g)	1.50%	1.50%	1.64%	2.59% (g)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.45%	1.45%(g)	1.45%	1.40%(h)	1.45%	1.45%(g)
Ratio of net investment income/(loss) to average net assets	(1.12)%	0.09%(g)	(0.60)%	(0.30)%	0.36%	1.08%(g)
Portfolio turnover rate(i)	52%	12%	28%	117%	264%	59%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended April 30, 2013, for the prior fiscal year in the amount of 0.05% of average net assets of Class A shares.

(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

30  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012	For the Period June 29, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period(c)	$9.39	$10.71	$10.31	$11.15	$14.19	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.14)	(0.04)	(0.12)	(0.10)	(0.05)	0.08
Net realized and unrealized gain/(loss)	(2.27)	(1.28)	0.52	(0.69)	(2.26)	4.87

Total from investment operations	(2.41)	(1.32)	0.40	(0.79)	(2.31)	4.95

DISTRIBUTIONS:
From net investment income	–	–	–	–	(0.71)	(0.76)
From net realized gains	–	–	–	–	(0.02)	–
Tax return of capital	–	–	–	(0.05)	–	–

Total distributions	–	–	–	(0.05)	(0.73)	(0.76)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)

Net increase/(decrease) in net asset value	(2.41)	(1.32)	0.40	(0.84)	(3.04)	4.19

Net asset value, end of year	$6.98	$9.39	$10.71	$10.31	$11.15	$14.19

TOTAL RETURN(f)	(25.67)%	(12.32)%	3.88%	(7.10)%	(16.26)%	50.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,335	$12,534	$13,996	$19,444	$18,095	$7,352
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.07%	2.07% (g)	2.10%	2.14%	2.24%	4.00% (g)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%	2.05%(g)	2.05%	2.05%	2.05%	2.05%(g)
Ratio of net investment income/(loss) to average net assets	(1.74)%	(0.82)%(g)	(1.16)%	(0.92)%	(0.42)%	0.72%(g)
Portfolio turnover rate(h)	52%	12%	28%	117%	264%	59%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See	Notes to Financial Statements.

31  |  October 31, 2015

ALPS  |  CoreCommodity Management

CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012	For the Period June 29, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period(c)	$9.57	$10.87	$10.37	$11.12	$14.25	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.06)	(0.01)	(0.03)	(0.00)(e)	0.10	0.13
Net realized and unrealized gain/(loss)	(2.31)	(1.29)	0.53	(0.69)	(2.32)	4.89

Total from investment operations	(2.37)	(1.30)	0.50	(0.69)	(2.22)	5.02

DISTRIBUTIONS:
From net investment income	(0.05)	–	–	–	(0.89)	(0.77)
From net realized gains	–	–	–	–	(0.02)	–
Tax return of capital	–	–	–	(0.06)	–	–

Total distributions	(0.05)	–	–	(0.06)	(0.91)	(0.77)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)

Net increase/(decrease) in net asset value	(2.42)	(1.30)	0.50	(0.75)	(3.13)	4.25

Net asset value, end of year	$7.15	$9.57	$10.87	$10.37	$11.12	$14.25

TOTAL RETURN(f)	(24.88)%	(11.96)%	4.82%	(6.16)%	(15.53)%	51.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$362,389	$393,618	$266,293	$187,146	$83,497	$73,630
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.17%	1.16% (g)	1.16%	1.17%	1.33%	2.04% (g)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%(g)	1.15%	1.15%	1.15%	1.15%(g)
Ratio of net investment income/(loss) to average net assets	(0.73)%	(0.12)%(g)	(0.26)%	(0.02)%	0.82%	1.19%(g)
Portfolio turnover rate(h)	52%	12%	28%	117%	264%	59%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See	Notes to Financial Statements.

32  |  October 31, 2015

ALPS  |  Kotak India Growth Fund

Management Commentary	October 31, 2015 (Unaudited)

Performance

ALPS | Kotak India Growth Fund (the “Fund”) was launched on February 14, 2011. During the 12-month period ended October 31, 2015 (hereinafter also referred to as “the period”), the Fund’s Class A Shares, INDAX, delivered a total return of -0.65% at Net Asset Value, Class C, INFCX, delivered -2.29% with CDSC, and Class I, INDIX, delivered -0.23%. The Fund outperformed the benchmark CNX 500 Index (“CNX 500”) which returned -4.00% during the period (without taking into account sales charges for Class A Shares).

Some key global events led to higher volatility in the emerging markets during the year. A key macroeconomic event for the year was around worries of a possible sovereign default from Greece and in the dire event, a possible “Grexit” – or exit from the European Union in order to be able to devalue and dig itself out of the piles of debt. Global markets turned extremely volatile on concerns emanating from the Greek crisis. After months of brinkmanship between Greece and the troika, Greece went in for a referendum on July 5, and eventually agreeing to enact the reforms package which comprised of sweeping austerity measures as demanded by lenders. However, the capping of the European Central Bank’s (the “ECB”) Emergency Liquidity Assistance (ELA) led to liquidity shock and thus, capital controls in Greece.

The period also saw worries on the Chinese economy as the stock market saw a precipitous correction from its peak of June 12th and has entered the bear market territory. The People’s Bank of China (the “PBOC”) cut both base lending and base deposit rates multiple times during the first half of 2015 and injected liquidity via rate/RRR (Reserve Requirement Ratio) cuts by as many as 3 times. The deposit rate ceiling was also widened from a previous base of 130% to now 150%. The volatility in Chinese stock market has raised concerns around (a) an investment bubble in China with the investment share of Gross Domestic Product (“GDP”) already being higher than it ever was in Japan and Korea, (b) a real estate bubble with the real estate (directly and indirectly) being around 23% of GDP as per Moody’s, and (c) very high indebtedness with China’s private sector debt to GDP now at 196% (40% higher than the trend rate). Direct fallout of the slowdown in Chinese economic growth has been a collapse in global commodities which have entered a bear market.

The US Federal Reserve incrementally moved closer through the year to policy rate normalization as the labor market continued to improve and the US economic recovery stabilized. The ECB, BOE (Bank of England) and BOJ (Bank of Japan), on the other hand continued on their dovish stance – reaffirming their preparedness to persist with monetary easing to support flagging growth and near-deflation in their economies.

In India, during the year NIFTY, CNXMCAP, and CNX500 Index returned -9.01%, 4.96%, and -4.00% respectively. On the currency side, the Indian Rupee (INR) depreciated moderately by ~6.0% to 65.26/USD on 30 Oct 2015 from 61.36/USD on 31 Oct 2014. The INR, however, did relatively better than other commodity-linked currencies as well as currencies of economies with strong trade linkages to China – Brazilian Real depreciated ~36%, Russian Ruble down ~33%, South African Rand down ~20% and Australian Dollar down ~19% and Singapore Dollar down ~8.3%. The period saw net foreign institutional investor (FII) outflows to the tune of USD 300 million (mn) from the Indian equity market, while the domestic institutional investors (DIIs) poured in close to USD 8.0 billion (bn) to buy Indian equities. Some key highlights of the investment environment during the period are as follows:

●

Macro: India clearly emerged in a situation whereby macro parameters have improved and are on a strong footing on the back of the improvement in the Current Account Deficit (aided by lower oil, gold and commodity prices), higher forex reserves and steady inflation.

●

Oil: Brent oil declined from USD 90/barrel (bbl) to USD 50.2/bbl on 30 Oct 2015. We estimate that every USD 1 fall in oil price leads to a saving of close to USD 1 bn on the trade deficit, leading to a cumulative savings of about USD 40bn ~1.8% GDP. This has led to a significant contraction of India’s current account deficit. During the year India removed subsidies on the principal fuel - diesel, and also reduced subsidies on cooking gas leading to significant benefit on the fiscal deficit side. Oil decline is a key macro variable which is benefiting India on multiple fronts – namely current account deficit, fiscal deficit, inflation and currency.

●

Corporate earnings: On the corporate earnings front, the picture has been quite different and the performance has been mixed and patchy. The sectors that beat estimates were materials and consumer discretionary. Trends in the information technology (IT) sector were mixed with large cap IT services companies exhibiting resilience in terms of revenue growth whereas mid cap IT services companies have been plagued by client specific issues which have hampered growth. Public sector banks continued to report muted core operating performance trends and there are few signs of improvement in asset quality.

●

Banking Reforms: The Indian government announced the PSB (Public Sector Bank) revamp plan-named “Indradhanush” (or rainbow). The government announced a seven point agenda which includes: (1) Appointments of top management, (2) setting up of the Bank Board Bureau, (3) Capitalization of the banks, (4) De-stressing banks and improving NPA disclosures, (5) Empowerment, (6) framework of accountability, and (7) Governance reforms.

●

Monetary policy: The Reserve Bank of India (the “RBI”) cut key policy rates during the period by 125 basis points (“bps”) including a 50bps cut in September 2015. The Repo Rate now stands at 6.75% and the Reverse Repo rate at 5.75%. We feel the overall tone of the RBI has also turned mildly dovish in recent months and monetary policy will be likely stay accommodative to the extent possible given that inflation is under control (with stable food prices despite poor monsoons), global commodity prices are likely to remain weak. Domestic demand is needed to substitute weakening global demand so as to ensure pick up in the investment cycle. In fiscal year (FY) 17, given that RBI expects inflation to fall to around 4.8% - 5% range and keeping real rate at ~1.5%, there is room for RBI to cut rates by another 25-50bps.

33  |  October 31, 2015

ALPS  |  Kotak India Growth Fund

Management Commentary	October 31, 2015 (Unaudited)

●

Inflation: India’s Wholesale Price Inflation (WPI) continued to be in a secular decline all through the year, being (-) 4.54% in Sep 2015. The deceleration in the headline inflation was largely driven by a contraction in energy (petrol and diesel) and manufactured goods (chemicals and base metals). Core inflation, however, picked up to 4.41% in Sep 2015 after being in a declining trajectory for many months prior to that.

●

Index of Industrial Production (IIP): In terms of economic activity, IIP growth has picked up in recent months – accelerating to 6.4% in Aug 2015, with the underlying momentum remaining healthy. Sector-wise, mining, manufacturing and electricity have printed good recovery growth numbers in recent months. Within manufacturing, there are encouraging signs of some domestic recovery in components such as fabricated metal products and electrical machinery showing signs of strength.

●

U.S. Federal Reserve (Fed): In its September policy review meeting the Fed maintained its 0-0.25% target range for the federal funds rate, expressing its concerns over recent developments in global economy as it may “restrain economic activity somewhat” and risk pushing inflation down in the near term. The Fed did acknowledge the improvement in economic conditions, particularly the diminishing labor market slack, and expects inflation to rise gradually to 2% target due to the transitory effects of the fall in energy and imported inflation.

●

The European Central Bank (ECB) in its policy meeting signaled that it stands ready to deploy another stimulus program which could include more bond purchases and additional cuts to the already negative deposit rate as the region remains stuck in ultra-low inflation and the recovery was tepid. ECB’s Draghi blamed the slowdown in emerging markets, including China, for the renewed weakness in Eurozone.

Portfolio Composition

We believe the portfolio continues to be positioned in a way as to benefit from a revival in the economy and improving macroeconomic tailwinds from the four broad investment themes in India – consumption lead by favourable demographics, financial services, infrastructure and outsourcing. The Fund mandate is flexible to invest across the spectrum of market capitalizations in order to take advantage of any opportunistic mispricing arising from market conditions, valuation differential, earnings growth or liquidity flows.

As of 31st Oct 2015, Banking & Finance remains the largest sector (26.91% wt.), followed by Information Technology (12.98%) and Auto & Auto Ancillary (10.61%). The top 5 holdings in the portfolio are Infosys Ltd, HDFC Bank, TCS, ICICI Bank and ITC Ltd. Large active deviations in the portfolio are in Cement & Cement Products (+6.1% deviation from benchmark), Auto & Auto Ancillary (+1.2% deviation), Oil & Gas (-3.1% deviation) and Utilities (-2.4% deviation). In terms of market capitalization focus, as of 31st Oct, the Fund is invested 69.3% in large caps, 26.93% in midcaps and 2.39% in small-caps. Thematically, Consumption (at ~34% of portfolio) and Financials

(at ~26% of portfolio) constitute the most bullish themes, while Infrastructure (at ~11.2% of exposure) is the smallest thematic bet in the portfolio as of the period end.

During the period, some of the names within our favored sectors where we initiated new positions and continue to hold on are Akzo India, Bayer Crop Sciences, Colgate Palmolive, Gulf Oil, Just Dial, Gateway Distriparks, Finolex Cables, TVS Motors and Solar Industries. Some of the stocks where we booked profit and exited completely include Bata India, Bajaj Auto, Emami, Hindustan Zinc, Bharti Airtel, KSK Energy and Tata Chemical.

Outlook

After a volatile last few months, global investor sentiment has stabilized on the back of a delay in Fed’s rate hike and policy announcement by China, especially the rate cut. The monetary stimulus in China is assuaging some concerns over the outlook of Chinese economy. The ECB under Mr. Mario Draghi is expected to evaluate the need for further easing in the month of December. The Fed is expected to ascertain the need for first rate hike in almost a decade in their scheduled December meeting. Currently, the expectation of a rate hike is 50:50.

Domestic corporate earnings have been below expectations for the Jul- Sep quarter so far. While the season started on a decent note, overall we see revenue weakness leading to disappointing earnings and also the banking sector continues to see asset quality challenges. Significant part of the weakness can be attributed to weak rural economy which is seeing stress on the back of weak monsoons. However, margins continued to expand on the back of continued fall in commodity prices.

While the earnings have been disappointing, we are seeing some encouraging data points which suggest some turnaround in the current quarter. We have seen very robust grown in passenger car sales and recently even two wheeler sales have picked up. Domestic airline passenger traffic has been robust for many months running now. Even cement dispatches have shown some uptick in recent months. Coal production and off-take both have seen strong growth and suggests an improving energy demand. Some of the uptick could be seasonal and festive demand and follow up in the next 2-3 months will only tell whether this is a trend change or just festive demand.

NIFTY is presently trading at 15.3x Mar 2017 earnings (source: Kotak Securities) and markets need earnings support to make the next move up. We feel that Oct-Dec quarter could well be the first quarter of better earnings. In the near term, risk appetite will likely turn volatile on account of the mid-December Fed decision on the lift-off.

Nitin Jain – Portfolio Manager

Important Notice

Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high

34  |  October 31, 2015

ALPS  |  Kotak India Growth Fund

Management Commentary	October 31, 2015 (Unaudited)

market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Basis Point – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

NIFTY – NIFTY is an Index computed from performance of top stocks from different sectors listed on NSE (National stock exchange). NIFTY consists of 50 companies from 24 different sectors. NIFTY stands for National Stock Exchange’s fifty. The companies which form index of NIFTY may vary from time to time based on many factors considered by NSE.

CNXMCAP – The CNX Midcap Index comprises 100 tradable stocks listed on the National Stock Exchange (NSE). The primary objective of the CNX Midcap Index is to capture the movement of the midcap segment of the market. CNX Midcap Index is computed using free float market capitalization method, wherein the level of the index reflects the total free float market value of all the stocks in the index relative to particular base market capitalization value.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra (UK) Limited, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

35  |  October 31, 2015

ALPS  |  Kotak India Growth Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-1.10%	-0.65%	13.72%	5.92%	5.02%	2.00%
Class A (MOP)	-6.54%	-6.13%	11.59%	4.66%
Class C (NAV)	-1.37%	-1.34%	12.99%	5.24%	5.57%	2.60%
Class C (CDSC)	-2.36%	-2.29%	12.99%	5.24%
Class I	-0.93%	-0.23%	14.16%	6.31%	4.49%	1.60%
CNX 500 Index[1]	-1.72%	-4.00%	9.30%	3.16%
MSCI India Index Total Return[2]	-2.28%	-8.03%	6.19%	0.96%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

36  |  October 31, 2015

ALPS  |  Kotak India Growth Fund

Performance Update	October 31, 2015 (Unaudited)

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the funds original investment.

[1]

CNX 500 Index - India’s first broad based benchmark of the Indian capital market. The CNX 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	MSCI India Index - designed to measure the performance of the large and mid cap segments of the Indian market. With 64 constituents, the index covers approximately 85% of the Indian equity universe.
^	Fund inception date of February 14, 2011.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

Infosys, Ltd.	5.57%
HDFC Bank, Ltd.	4.90%
Tata Consultancy Services, Ltd.	4.23%
ICICI Bank, Ltd.	3.60%
ITC, Ltd.	3.58%
Axis Bank, Ltd.	3.46%
Sun Pharmaceutical Industries, Ltd.	3.18%
Maruti Suzuki India, Ltd.	3.15%
Housing Development Finance Corp., Ltd.	2.90%
Larsen & Toubro, Ltd.	2.71%
Top Ten Holdings	37.28%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

37  |  October 31, 2015

ALPS  |  Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

COMMON STOCKS (99.06%)
Consumer Discretionary (10.92%)
Auto Components (2.39%)
Motherson Sumi Systems, Ltd.	45,520	$171,221
MRF, Ltd.	363	220,859

		392,080

Automobiles (6.87%)
Maruti Suzuki India, Ltd.	7,600	517,244
Tata Motors, Ltd., Class A(a)	96,894	384,496
TVS Motor Co., Ltd.	56,000	227,205

		1,128,945

Media (1.66%)
Dish TV India, Ltd.(a)	169,000	273,342

TOTAL CONSUMER DISCRETIONARY		1,794,367

Consumer Staples (9.49%)
Beverages (1.09%)
United Breweries, Ltd.	12,500	179,038

Food Products (2.01%)
Britannia Industries, Ltd.	6,700	330,648

Household Products (0.83%)
Jyothy Laboratories, Ltd.	29,000	136,114

Personal Products (1.98%)
Colgate-Palmolive India, Ltd.	22,360	326,177

Tobacco (3.58%)
ITC, Ltd.	115,011	587,743

TOTAL CONSUMER STAPLES		1,559,720

Energy (3.77%)
Oil, Gas & Consumable Fuels (3.77%)
Hindustan Petroleum Corp., Ltd.	24,500	287,645
Reliance Industries, Ltd.	22,959	332,515

		620,160

TOTAL ENERGY		620,160

Financials (27.89%)
Commercial Banks (19.91%)
Axis Bank, Ltd.	78,364	567,926
Bank of Baroda	101,240	246,653
HDFC Bank, Ltd.	48,033	804,826
ICICI Bank, Ltd.	140,000	591,989
IndusInd Bank, Ltd.	29,135	405,641
State Bank of India	110,900	400,776

	Shares	Value (Note 2)

Commercial Banks (continued)
Yes Bank, Ltd.	22,002	$254,453

		3,272,264

Consumer Finance (2.21%)
Shriram Transport Finance Co., Ltd.	12,815	184,459
SKS Microfinance, Ltd.(a)	27,200	178,444

		362,903

Diversified Financial Services (0.81%)
Multi Commodity Exchange of India, Ltd.	9,750	132,476

Insurance (1.16%)
MAX India, Ltd.	23,750	191,453

Real Estate Management & Development (0.90%)
The Phoenix Mills, Ltd.	29,000	148,110

Thrifts & Mortgage Finance (2.90%)
Housing Development Finance Corp., Ltd.	24,900	477,278

TOTAL FINANCIALS		4,584,484

Health Care (7.26%)
Pharmaceuticals (7.26%)
Cadila Healthcare, Ltd.	27,445	174,916
Cipla, Ltd.	21,500	226,738
Lupin, Ltd.	9,100	268,113
Sun Pharmaceutical Industries, Ltd.	38,500	523,527

		1,193,294

TOTAL HEALTH CARE		1,193,294

Industrials (12.09%)
Construction & Engineering (3.60%)
Larsen & Toubro, Ltd.	20,700	446,129
MBL Infrastructures, Ltd.	45,800	146,498

		592,627

Electrical Equipment (4.03%)
Amara Raja Batteries, Ltd.	16,800	231,765
Crompton Greaves, Ltd.	71,200	189,173
Finolex Cables, Ltd.	44,000	168,850
V-Guard Industries, Ltd.	5,257	72,074

		661,862

Machinery (1.71%)
Thermax, Ltd.	9,021	117,393
Timken India, Ltd.	18,200	163,750

		281,143

38  |  October 31, 2015

ALPS  |  Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

Miscellaneous Manufacturing (0.62%)
Solar Industries India, Ltd.	2,000	$102,859

Transportation Infrastructure (2.13%)
Gateway Distriparks, Ltd.	49,500	252,476
IL&FS Transportation Networks, Ltd.	67,843	97,047

		349,523

TOTAL INDUSTRIALS		1,988,014

Information Technology (13.05%)
Computers (0.15%)
Persistent Systems, Ltd.	2,400	23,663

IT Services (12.90%)
HCL Technologies, Ltd.	20,300	270,377
Infosys, Ltd.	52,750	915,670
Tata Consultancy Services, Ltd.	18,248	695,709
Tech Mahindra, Ltd.	29,000	239,117

		2,120,873

TOTAL INFORMATION TECHNOLOGY		2,144,536

Materials (13.08%)
Auto Parts&Equipment (0.48%)
Gulf Oil Lubricants India, Ltd.	10,628	79,546

Chemicals (3.83%)
Akzo Nobel India, Ltd.	10,100	208,430
Bayer CropScience, Ltd.	1,810	96,410
Berger Paints India, Ltd.	44,470	150,793
Supreme Industries, Ltd.	18,000	173,097

		628,730

Construction Materials (8.77%)
ACC, Ltd.	10,860	228,812
Century Textiles & Industries, Ltd.	19,200	162,464
JK Cement, Ltd.	27,000	282,442
Orient Cement, Ltd.	30,974	77,071
The Ramco Cements, Ltd.	52,119	287,696
Shree Cement, Ltd.(a)	970	182,344
Ultratech Cement, Ltd.	5,000	220,781

		1,441,610

TOTAL MATERIALS		2,149,886

Telecommunication Services (1.51%)
Diversified Telecommunication (0.91%)
Tata Communications, Ltd.	22,970	150,580

		Shares	Value (Note 2)

Internet (0.60%)
Just Dial, Ltd.		8,050	$98,539

TOTAL TELECOMMUNICATION SERVICES			249,119

TOTAL COMMON STOCKS (Cost $15,810,828)			16,283,580

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (0.29%)
Money Market Fund (0.29%)
Dreyfus Cash Advantage Fund, Institutional Class	0.091%	46,969	46,969

TOTAL SHORT TERM INVESTMENTS (Cost $46,969)			46,969

TOTAL INVESTMENTS (99.35%) (Cost $15,857,797)			$16,330,549

Other Assets In Excess Of Liabilities (0.65%)			107,171

NET ASSETS (100.00%)			$16,437,720

(a)	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

39  |  October 31, 2015

ALPS  |  Kotak India Growth Fund

Consolidated Statement of Assets and Liabilities	October 31, 2015

ASSETS
Investments, at value	$16,330,549
Cash	5,955
Foreign currency, at value (Cost $187,631)	186,532
Receivable for investments sold	2,320
Receivable for shares sold	28,395
Dividends receivable	3,331
Receivable due from advisor	213
Prepaid expenses and other assets	14,026

Total Assets	16,571,321

LIABILITIES
Payable for shares redeemed	23,680
Investment advisory fees payable	572
Administration and transfer agency fees payable	26,331
Distribution and services fees payable	8,602
Trustees’ fees and expenses payable	2,000
Professional fees payable	44,522
Accrued expenses and other liabilities	27,894

Total Liabilities	133,601

NET ASSETS	$16,437,720

NET ASSETS CONSIST OF
Paid-in capital	$14,075,259
Accumulated net investment loss	(70,722)
Accumulated net realized gain on investments and foreign currency transactions	1,961,507
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	471,676

NET ASSETS	$16,437,720

INVESTMENTS, AT COST	$15,857,797

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$12.57
Net Assets	$5,905,574
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	469,992
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$13.30
Class C:
Net Asset Value, offering and redemption price per share(a)	$12.23
Net Assets	$1,965,461
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	160,731
Class I:
Net Asset Value, offering and redemption price per share	$12.76
Net Assets	$8,566,685
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	671,528

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

40  |  October 31, 2015

ALPS  |  Kotak India Growth Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends	$169,827

Total Investment Income	169,827

EXPENSES
Investment advisory fees	228,768
Administrative fees	143,097
Transfer agency fees	2,343
Distribution and service fees
Class A	25,217
Class C	19,425
Professional fees	33,027
Reports to shareholders and printing fees	5,692
State registration fees	43,361
SEC registration fees	310
Insurance fees	2,562
Custody fees	83,376
Trustees’ fees and expenses	4,428
Miscellaneous expenses	20,951

Total Expenses	612,557

Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(97,837)
Class C	(29,402)
Class I	(150,329)

Net Expenses	334,989

Net Investment Loss	(165,162)

Net realized gain on investments	2,490,210
Net realized loss on foreign currency transactions	(57,755)
Net change in unrealized depreciation on investments	(2,668,780)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(822)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(237,147)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(402,309)

See Notes to Financial Statements.

41  |  October 31, 2015

ALPS  |  Kotak India Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income/(loss)	$(165,162)	$15,803	$(19,677)
Net realized gain/(loss) on investments and foreign currency transactions	2,432,455	804,742	(99,022)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,669,602)	2,192,910	449,502

Net Increase/(Decrease) in Net Assets Resulting from Operations	(402,309)	3,013,455	330,803

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(79,832)	–	–
Class C	(13,011)	–	–
Class I	(89,195)	–	(9,601)
Dividends to shareholders from net realized gains
Class A	(174,473)	–	–
Class C	(45,295)	–	–
Class I	(266,183)	–	–

Net Decrease in Net Assets from Distributions	(667,989)	–	(9,601)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	3,689,065	2,894,035	2,368,871
Class C	1,063,029	545,448	348,482
Class I	4,898,712	6,266,320	325,772
Dividends reinvested
Class A	225,433	–	–
Class C	55,484	–	–
Class I	348,314	–	8,639
Shares redeemed, net of redemption fees
Class A	(3,230,457)	(3,972,790)	(2,090,462)
Class C	(551,771)	(211,571)	(419,549)
Class I	(4,977,421)	(577,957)	(586,477)

Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	1,520,388	4,943,485	(44,724)

Net increase in net assets	450,090	7,956,940	276,478

NET ASSETS
Beginning of year	15,987,630	8,030,690	7,754,212

End of year *	$16,437,720	$15,987,630	$8,030,690

*Including accumulated net investment income/(loss) of:	$(70,722)	$63,475	$(37,846)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

42  |  October 31, 2015

ALPS  |  Kotak India Growth Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period February 14, 2011 (Inception) to April 30, 2011

Net asset value, beginning of period(b)	$13.20	$9.99	$9.47	$8.22	$10.35	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.14)	0.01	(0.02)	(0.07)	(0.08)	(0.04)
Net realized and unrealized gain/(loss)	0.06	3.20	0.54	1.32	(2.04)	0.39

Total from investment operations	(0.08)	3.21	0.52	1.25	(2.12)	0.35

DISTRIBUTIONS:
From net investment income	(0.17)	–	–	–	–	–
From net realized gains	(0.38)	–	–	–	(0.01)	–

Total distributions	(0.55)	–	–	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)

Net increase/(decrease) in net asset value	(0.63)	3.21	0.52	1.25	(2.13)	0.35

Net asset value, end of year	$12.57	$13.20	$9.99	$9.47	$8.22	$10.35

TOTAL RETURN(e)	(0.65)%	32.13%	5.49%	15.21%	(20.44)%	3.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,906	$5,536	$5,211	$4,681	$2,404	$935
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.51%	4.92% (f)	6.51%	7.99%	12.42%	69.96% (f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.96%(g)	1.90%(f)(g)	1.88%(g)	2.00%	2.00%	2.00%(f)
Ratio of net investment income/(loss) to average net assets	(1.03)%	0.19%(f)	(0.27)%	(0.82)%	(0.89)%	(1.82)%(f)
Portfolio turnover rate(h)	58%	28%	65%	93%	114%	9%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2015, for the prior fiscal year in the amount of 0.04% of average net assets of Class A shares, during the period ended October 31, 2014, for the prior fiscal year in the amount of 0.10% (annualized) of average net assets of Class A shares and during the year ended April 30, 2014, for the prior fiscal year in the amount of 0.12% of average net assets of Class A shares.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

43  |  October 31, 2015

ALPS  |  Kotak India Growth Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period February 14, 2011 (Inception) to April 30, 2011

Net asset value, beginning of period(b)	$12.88	$9.77	$9.34	$8.15	$10.32	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.21)	(0.03)	(0.09)	(0.12)	(0.13)	(0.05)
Net realized and unrealized gain/(loss)	0.05	3.14	0.52	1.31	(2.03)	0.37

Total from investment operations	(0.16)	3.11	0.43	1.19	(2.16)	0.32

DISTRIBUTIONS:
From net investment income	(0.11)	–	–	–	–	–
From net realized gains	(0.38)	–	–	–	(0.01)	–

Total distributions	(0.49)	–	–	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00(d)	–	–	0.00(d)	–

Net increase/(decrease) in net asset value	(0.65)	3.11	0.43	1.19	(2.17)	0.32

Net asset value, end of year	$12.23	$12.88	$9.77	$9.34	$8.15	$10.32

TOTAL RETURN(e)	(1.34)%	31.83%	4.60%	14.60%	(20.97)%	3.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,965	$1,497	$875	$924	$435	$466
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.11%	5.57% (f)	7.26%	8.54%	13.39%	69.64% (f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60%	2.60%(f)	2.60%	2.60%	2.60%	2.60%(f)
Ratio of net investment loss to average net assets	(1.67)%	(0.50)%(f)	(1.00)%	(1.42)%	(1.49)%	(2.42)%(f)
Portfolio turnover rate(g)	58%	28%	65%	93%	114%	9%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

44  |  October 31, 2015

ALPS  |  Kotak India Growth Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period February 14, 2011 (Inception) to April 30, 2011

Net asset value, beginning of period(b)	$13.29	$10.04	$9.55	$8.25	$10.34	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.09)	0.03	0.00(d)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	0.06	3.22	0.54	1.34	(2.04)	0.37

Total from investment operations	(0.03)	3.25	0.54	1.30	(2.08)	0.34

DISTRIBUTIONS:
From net investment income	(0.13)	–	(0.05)	–	–	–
From net realized gains	(0.38)	–	–	–	(0.01)	–

Total distributions	(0.51)	–	(0.05)	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.01	0.00(d)	–	0.00(d)	0.00(d)	–

Net increase/(decrease) in net asset value	(0.53)	3.25	0.49	1.30	(2.09)	0.34

Net asset value, end of year	$12.76	$13.29	$10.04	$9.55	$8.25	$10.34

TOTAL RETURN(e)	(0.23)%	32.37%	5.70%	15.76%	(20.23)%	3.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,567	$8,955	$1,945	$2,149	$1,609	$568
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.10%	4.49% (f)	6.28%	7.65%	12.05%	96.67% (f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%	1.60%(f)	1.60%	1.60%	1.60%	1.60%(f)
Ratio of net investment income/(loss) to average net assets	(0.67)%	0.50%(f)	0.00%(g)	(0.42)%	(0.49)%	(1.36)%(f)
Portfolio turnover rate(h)	58%	28%	65%	93%	114%	9%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Less than 0.005%
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

45  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund

Management Commentary	October 31, 2015 (Unaudited)

Overview

Conundrum: Volatility, slow growth and asset inflation

After a brief hint of volatility in December 2014 and January 2015, the next several months turned out to be quite benign – that is until the end of June, at which time, something changed. And then in August things really changed; China’s central bank de-valued the yuan on August 11th taking the world by surprise. From that point through mid-October it was not much fun to be a portfolio manager. Emerging markets, commodities and currencies were volatile. In some cases extremely volatile. For those of us hoping for a quiet end to summer and a relaxed entry into fall, the last few months have been anything but quiet and relaxed. A slowing China, with some well-known prognosticators suggesting much worse is yet to come, has demanded everyone’s attention of late. China’s sheer size and the fact that it has exhibited strong growth over the last couple of decades, has economists and financial types wondering what to make of all this. Add to that the never-ending guessing game around when the U.S. Federal Reserve (the “Fed”) will raise interest rates. Not in September. Or October. By how much? For how long? And what will that mean for the broader capital markets? All very good questions. And yet no one really knows the answers.

All of this uncertainty has led to volatility in the capital markets.

Yes, it’s hard to forecast certain input costs. Energy and most commodities garner much of the attention; they’re significantly cheaper than they were a year ago. And export-based businesses are having a difficult time managing their foreign currency exposure. Yet this uncertainty has not filtered down to a change in core consumer demand in the developed world. Hmmm.

Turning to private equity, while the aforementioned developments are quite relevant, not much has changed here. Businesses continue to operate. Industries continue to evolve. Management teams continue to strive for growth, albeit muted, both top line (revenue) and bottom line (cash flow). From what we can see, private equity backed businesses have adapted to the slow growth environment and are doing just fine. Private equity fund managers like that.

A broader challenge for private equity is that buyout valuations continue to be high by historical measures, and they are trending higher. It is the same phenomena we’ve witnessed for the past few years. That’s good if you’re a seller of a private equity backed business, but not so good if you’re a buyer. And if you are sitting on large amounts of undrawn commitments/cash (“dry powder”), which most private equity firms are, a lower valuation environment is preferred; better to buy low and hopefully sell high. However, that probably doesn’t change anytime soon. Why? Because the world continues to be awash in liquidity; the Fed and other Central Banks being the drivers behind this condition since the Great Financial Crisis began in 2008. And yet liquidity does not equal growth, much to the chagrin of policy makers and governments. It can equal asset inflation or inflation in the form of business valuations; private equity being keenly aware of this. It is a real conundrum.

Portfolio Review

For the twelve months ended October 31, 2015, the ALPS Red Rocks Listed Private Equity Fund’s (“Fund”) Class A shares, LPEFX, returned 6.01%, (Class A delivered a net return of 0.25% at MOP), compared with 2.33% and 7.97% for the MSCI World Index and the Red Rocks Global Listed Private Equity Index, respectively.

During the period, we added APAX Global Alpha LTD, Ares Management LP, Fifth Street Senior Floating, Graphite Enterprise Trust PLC and Ratos AB (two securities that we have previously owned) and Sofina, while we exited AP Alternative Assets LP, Better Capital PCC LTD, Capital Southwest Corp, Intermediate Capital Group PLC and Melrose Industries PLC.

At the end of the period the Fund had 38 holdings in what we believe are some of the top performing private equity funds/firms from around the globe. We believe that finding, researching and analyzing these investments is what Red Rocks Capital does best; it is partly intellectual curiosity and partly competitive. It’s why we come to work excited. And with that, our objective remains a constant: to assemble the best global portfolio of listed private equity companies for the benefit of our shareholders.

Net contributors to performance for the period included:

●	Aurelius SE & CO KGaA (previously known as Aurelius AG)
●	3I Group PLC
●	The Blackstone Group LP

Net detractors to performance for the period included:

●	Hosken Consolidate Investments LTD
●	Grand Parade Investments LTD
●	The Carlyle Group

Outlook

What does all of the volatility, slow growth and asset inflation add up to? How will it affect the private equity business model: raising capital in a fund/vehicle, investing that capital in promising companies, improving the value of those companies, exiting/realizing value, and returning capital to investors? I’m not exactly sure. One thing I am fairly certain of is that when the Fed and the other Central Banks begin to close the liquidity spigot (raise interest rates), it will have a profound effect on the capital markets, private equity included. It will be a big re-set for the cost of capital, return expectations and risk. There will be natural winners and losers. Based on prior experience, I believe that private equity will be on the winning side of the ledger once things settle down.

Until then, as the saying goes, stay tuned.

As always, we appreciate your continued support and interest in Red Rocks and the Listed Private Equity strategy.

Adam Goldman

Co-Portfolio Manager

46  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund

Management Commentary	October 31, 2015 (Unaudited)

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Red Rocks Capital LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

47  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-4.10%	6.01%	15.33%	10.19%	0.18%	2.35%	2.35%
Class A (MOP)	-9.37%	0.25%	13.17%	8.96%	-0.54%
Class C (NAV)	-4.51%	5.14%	14.57%	9.39%	-0.61%	2.85%	2.85%
Class C (CDSC)	-5.47%	4.14%	14.57%	9.39%	-0.61%
Class I	-4.06%	6.30%	15.74%	10.50%	0.47%	1.95%	1.95%
Class R	-4.16%	5.87%	15.47%	10.15%	-0.05%	2.33%	2.33%
MSCI World Index[1]	-2.89%	2.33%	12.24%	9.76%	3.69%
Red Rocks Global Listed Private Equity Index[2]	-4.70%	7.97%	15.07%	10.11%	1.18%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

48  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2015 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

[1]

MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2007 for Classes A, I, and R; Fund inception date 6/30/10 for Class C.
*

What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.70%. Please see the current prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

49  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2015 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

HarbourVest Global Private Equity, Ltd.	6.31%
Aurelius AG	5.51%
Brookfield Asset Management, Inc., Class A	4.95%
The Blackstone Group LP	4.57%
3i Group PLC	4.56%
Ackermans & van Haaren N.V.	4.54%
Onex Corp.	4.17%
Eurazeo SA	3.82%
SVG Capital PLC	3.76%
Schouw & Co.	3.51%
Top Ten Holdings	45.70%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

50  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

CLOSED-END FUNDS (12.92%)
Apax Global Alpha, Ltd.(a)	4,415,779	$8,202,884
Graphite Enterprise Trust PLC	677,006	6,402,937
HBM Healthcare Investments AG, Class A(a)	139,507	13,041,071
HgCapital Trust PLC	1,043,999	17,220,907
Oakley Capital Investments, Ltd.(a)	3,990,546	8,858,639
Pantheon International Participations PLC, Ordinary Shares(a)	217,971	4,569,933
Pantheon International Participations PLC, Redeemable Shares(a)	357,700	6,768,814

		65,065,185

TOTAL CLOSED-END FUNDS (Cost $63,921,111)		65,065,185

COMMON STOCKS (85.24%)
Diversified (14.55%)
Holding Companies-Diversified Operations (14.55%)
Ackermans & van Haaren N.V.	150,099	22,860,313
Remgro, Ltd.	417,397	8,362,417
Schouw & Co.	337,708	17,676,224
Sofina SA	69,249	7,786,305
Wendel SA	138,185	16,585,908

		73,271,167

TOTAL DIVERSIFIED		73,271,167

Financials (67.99%)
Diversified Financial Services (11.93%)
Apollo Global Management LLC, Class A	248,971	4,548,700
Ares Management LP	340,917	5,519,446
The Blackstone Group LP	696,330	23,020,670
The Carlyle Group LP	720,629	13,504,587
KKR & Co. LP	788,231	13,518,162

		60,111,565

Investment Companies (33.90%)
3i Group PLC	2,976,393	22,987,946
Altamir	777,365	8,762,004
Ares Capital Corp.	711,392	10,834,500
Aurelius AG	622,153	27,762,837
Eurazeo SA	273,077	19,242,532
Fifth Street Senior Floating Rate Corp.	428,100	3,660,255
Grand Parade Investments, Ltd.	8,990,517	3,397,674

		Shares	Value (Note 2)

Investment Companies (continued)
Hosken Consolidated Investments, Ltd.		784,890	$8,025,286
Investor AB, B Shares		433,882	16,119,078
IP Group PLC(a)		1,435,880	5,263,834
mutares AG		241,548	4,741,287
Onex Corp.		346,739	21,022,842
SVG Capital PLC(a)		2,587,474	18,947,058

			170,767,133

Private Equity (17.21%)
Castle Private Equity, Ltd.(a)		361,447	5,814,161
Electra Private Equity PLC		305,797	17,489,577
HarbourVest Global Private Equity, Ltd.(a)		2,433,266	31,772,045
Ratos AB, B Shares		859,290	5,028,881
Riverstone Energy, Ltd.(a)		868,614	10,980,266
Standard Life European Private Equity Trust PLC, Ordinary Shares		4,859,486	15,582,095

			86,667,025

Real Estate (4.95%)
Brookfield Asset Management, Inc., Class A		713,024	24,934,449

TOTAL FINANCIALS			342,480,172

Industrials (2.70%)
Miscellaneous Manufacturers (2.70%)
Danaher Corp.		145,799	13,604,505

TOTAL INDUSTRIALS			13,604,505

TOTAL COMMON STOCKS (Cost $389,864,360)			429,355,844

7-Day Yield		Shares	Value (Note 2)

SHORT TERM INVESTMENTS (1.84%)
Money Market Fund (1.84%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.096%	9,262,230	9,262,230

TOTAL SHORT TERM INVESTMENTS (Cost $9,262,230)			9,262,230

51  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund

Statement of Investments	October 31, 2015

Value (Note 2)

TOTAL INVESTMENTS (100.00%) (Cost $463,047,701)	$503,683,259

Liabilities In Excess Of Other Assets (0.00%)(b)	(14,167)

NET ASSETS (100.00%)	$503,669,092

(a)	Non-Income Producing Security.
(b)	Less than 0.005%.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

AG    -    Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd.  - Limited.

N.V.  -  Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

SA    -    Generally designates corporations in various countries, mostly those employing the civil law.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

52  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund

Statement of Assets and Liabilities	October 31, 2015

ASSETS
Investments, at value	$503,683,259
Foreign currency, at value (Cost $13,811)	13,811
Receivable for investments sold	491,242
Receivable for shares sold	450,191
Dividends receivable	713,039
Prepaid expenses and other assets	29,452

Total Assets	505,380,994

LIABILITIES
Payable for investments purchased	191,825
Payable for shares redeemed	816,702
Investment advisory fees payable	359,741
Administration and transfer agency fees payable	80,197
Distribution and services fees payable	146,874
Professional fees payable	15,751
Custody fees payable	14,342
Accrued expenses and other liabilities	86,470

Total Liabilities	1,711,902

NET ASSETS	$503,669,092

NET ASSETS CONSIST OF
Paid-in capital	$448,817,078
Accumulated net investment loss	(10,280,498)
Accumulated net realized gain on investments and foreign currency transactions	24,527,341
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	40,605,171

NET ASSETS	$503,669,092

INVESTMENTS, AT COST	$463,047,701

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$6.76
Net Assets	$193,560,508
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	28,650,579
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.15
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.53
Net Assets	$19,299,831
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,953,420
Class I:
Net Asset Value, offering and redemption price per share	$6.83
Net Assets	$287,740,949
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	42,118,570
Class R:
Net Asset Value, offering and redemption price per share	$5.96
Net Assets	$3,067,804
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	515,105

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

53  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund

Statement of Operations	For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends	$11,783,440
Foreign taxes withheld on dividends	(950,327)

Total Investment Income	10,833,113

EXPENSES
Investment advisory fees	4,215,806
Administrative fees	399,519
Transfer agency fees	307,295
Distribution and service fees
Class A	771,456
Class C	186,425
Class R	8,987
Professional fees	52,132
Networking fees
Class C	10,677
Class I	244,882
Class R	518
Reports to shareholders and printing fees	98,768
State registration fees	75,537
Insurance fees	5,959
Custody fees	87,786
Trustees’ fees and expenses	10,901
Repayment of previously waived fees
Class A	58,222
Class I	14,669
Miscellaneous expenses	23,082

Total Expenses	6,572,621

Net Investment Income	4,260,492

Net realized gain on investments	36,491,629
Net realized loss on foreign currency transactions	(51,056)
Net realized gain distributions from other investment companies	6,673
Net change in unrealized depreciation on investments	(13,166,886)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(16,464)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	23,263,896

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,524,388

See Notes to Financial Statements.

54  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$4,260,492	$1,777,483	$2,203,871
Net realized gain on investments and foreign currency transactions	36,440,573	9,109,785	30,962,396
Net realized gain distributions from other investment companies	6,673	7,133	–
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(13,183,350)	(39,532,683)	36,517,980

Net Increase/(Decrease) in Net Assets Resulting from Operations	27,524,388	(28,638,282)	69,684,247

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(6,787,971)	–	(11,258,970)
Class C	(546,212)	–	(444,823)
Class I	(8,199,257)	–	(11,570,862)
Class R	(38,970)	–	(25,293)
Dividends to shareholders from net realized gains
Class A	(640,746)	–	–
Class C	(55,244)	–	–
Class I	(732,422)	–	–
Class R	(3,531)	–	–

Net Decrease in Net Assets from Distributions	(17,004,353)	–	(23,299,948)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	75,334,373	61,140,590	104,537,580
Class C	5,854,839	7,348,056	7,052,467
Class I	130,086,390	99,388,072	93,622,391
Class R	2,675,544	453,224	330,734
Dividends reinvested
Class A	6,770,481	–	10,565,914
Class C	409,526	–	357,600
Class I	4,364,013	–	4,362,094
Class R	41,018	–	23,238
Shares redeemed, net of redemption fees
Class A	(97,968,261)	(50,641,540)	(36,821,447)
Class C	(4,331,209)	(1,176,895)	(554,548)
Class I	(101,036,008)	(36,901,005)	(57,218,383)
Class R	(487,437)	(78,846)	(52,283)

Net Increase in Net Assets Derived from Beneficial Interest Transactions	21,713,269	79,531,656	126,205,357

Net increase in net assets	32,233,304	50,893,374	172,589,656

NET ASSETS
Beginning of year	471,435,788	420,542,414	247,952,758

End of year *	$503,669,092	$471,435,788	$420,542,414

*Including accumulated net investment loss of:	$(10,280,498)	$(13,757,302)	$(21,142,940)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

55  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

Net asset value, beginning of period	$6.61	$7.00	$6.05	$4.67	$6.44	$5.17

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.05	0.02	0.03	0.08	0.07	0.04
Net realized and unrealized gain/(loss)	0.34	(0.41)	1.37	1.39	(1.41)	1.61

Total from investment operations	0.39	(0.39)	1.40	1.47	(1.34)	1.65

DISTRIBUTIONS:
From net investment income	(0.22)	–	(0.45)	(0.09)	(0.43)	(0.38)
From net realized gains	(0.02)	–	–	–	–	–

Total distributions	(0.24)	–	(0.45)	(0.09)	(0.43)	(0.38)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)

Net increase/(decrease) in net asset value	0.15	(0.39)	0.95	1.38	(1.77)	1.27

Net asset value, end of year	$6.76	$6.61	$7.00	$6.05	$4.67	$6.44

TOTAL RETURN(d)	6.01%	(5.57)%	23.54%	31.75%	(19.68)%	33.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$193,561	$203,996	$205,727	$105,488	$85,807	$124,874
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.47%	1.59% (f)	1.64%	1.53%	1.71%	1.70%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.47%(g)	1.59%(f)(g)	1.64%(g)	1.51%(h)	1.50%	1.50%
Ratio of net investment income to average net assets(e)	0.72%	0.71%(f)	0.46%	1.54%	1.34%	0.67%
Portfolio turnover rate(i)	37%	11%	40%	32%	72%	43%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2015, for the prior fiscal year in the amount of 0.02% of average net assets of Class A shares, during the period ended October 31, 2014, for the prior fiscal year in the amount of 0.06% (annualized) of average net assets of Class A shares and during the year ended April 30, 2014, for the prior fiscal year in the amount of 0.01% of average net assets of Class A shares.

(h)	Contractual expense limitation changed from 1.50% to 1.65% effective September 1, 2012.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

56  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period	$6.43	$6.83	$5.92	$4.59	$6.37	$4.39

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.00(c)	(0.00)(c)	(0.00)(c)	0.04	0.03	(0.01)
Net realized and unrealized gain/(loss)	0.32	(0.40)	1.33	1.35	(1.39)	2.36

Total from investment operations	0.32	(0.40)	1.33	1.39	(1.36)	2.35

DISTRIBUTIONS:
From net investment income	(0.20)	–	(0.42)	(0.06)	(0.42)	(0.37)
From net realized gains	(0.02)	–	–	–	–	–

Total distributions	(0.22)	–	(0.42)	(0.06)	(0.42)	(0.37)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)

Net increase/(decrease) in net asset value	0.10	(0.40)	0.91	1.33	(1.78)	1.98

Net asset value, end of year	$6.53	$6.43	$6.83	$5.92	$4.59	$6.37

TOTAL RETURN(d)	5.14%	(5.86)%	22.97%	30.55%	(20.33)%	55.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$19,300	$17,193	$12,200	$4,417	$2,838	$2,566
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.12%	2.15% (f)	2.20%	2.25%	2.37%	2.31% (f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.12%	2.15%(f)	2.20%	2.25%	2.25%	2.25%(f)
Ratio of net investment income/(loss) to average net assets(e)	0.06%	(0.13)%(f)	(0.04)%	0.79%	0.59%	(0.19)%(f)
Portfolio turnover rate(g)	37%	11%	40%	32%	72%	43%(h)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.
(h)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

57  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

Net asset value, beginning of period	$6.67	$7.05	$6.08	$4.69	$6.47	$5.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.03	0.06	0.12	0.08	0.05
Net realized and unrealized gain/(loss)	0.34	(0.41)	1.37	1.36	(1.42)	1.62

Total from investment operations	0.41	(0.38)	1.43	1.48	(1.34)	1.67

DISTRIBUTIONS:
From net investment income	(0.23)	–	(0.46)	(0.09)	(0.44)	(0.39)
From net realized gains	(0.02)	–	–	–	–	–

Total distributions	(0.25)	–	(0.46)	(0.09)	(0.44)	(0.39)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)

Net increase/(decrease) in net asset value	0.16	(0.38)	0.97	1.39	(1.78)	1.28

Net asset value, end of year	$6.83	$6.67	$7.05	$6.08	$4.69	$6.47

TOTAL RETURN(d)	6.30%	(5.39)%	24.02%	31.99%	(19.52)%	33.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$287,741	$249,375	$202,076	$137,856	$77,750	$66,854
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.16%	1.25% (f)	1.25%	1.27%	1.41%	1.36%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.16%	1.25%(f)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets(e)	1.02%	0.85%(f)	0.91%	2.27%	1.60%	0.91%
Portfolio turnover rate(g)	37%	11%	40%	32%	72%	43%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

58  |  October 31, 2015

ALPS  |  Red Rocks Listed Private Equity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

Net asset value, beginning of period	$5.87	$6.21	$5.41	$4.17	$5.82	$4.73

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.03	0.01	0.02	0.08	0.05	0.03
Net realized and unrealized gain/(loss)	0.31	(0.36)	1.22	1.24	(1.27)	1.43

Total from investment operations	0.34	(0.35)	1.24	1.32	(1.22)	1.46

DISTRIBUTIONS:
From net investment income	(0.23)	–	(0.44)	(0.08)	(0.43)	(0.37)
From net realized gains	(0.02)	–	–	–	–	–

Total distributions	(0.25)	–	(0.44)	(0.08)	(0.43)	(0.37)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.01	–	–	–	–

Net increase/(decrease) in net asset value	0.09	(0.34)	0.80	1.24	(1.65)	1.09

Net asset value, end of year	$5.96	$5.87	$6.21	$5.41	$4.17	$5.82

TOTAL RETURN(d)	5.87%	(5.48)%	23.50%	32.05%	(19.93)%	32.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,068	$872	$540	$191	$46	$125
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.60%	1.63% (f)	1.72%	1.85%	1.89%	1.87%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60%	1.63%(f)	1.72%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets(e)	0.52%	0.46%(f)	0.36%	1.80%	1.10%	0.66%
Portfolio turnover rate(g)	37%	11%	40%	32%	72%	43%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

59  |  October 31, 2015

ALPS  |  Sterling ETF Tactical Rotation Fund

Management Commentary	October 31, 2015 (Unaudited)

During the twelve month period ending October 31, 2015 the ALPS ETF Tactical Rotation Fund’s (“Fund”) Class I Shares produced a negative return of -3.30% compared to a 3.04% return for the S&P 500 and a negative -0.92% return for the Morningstar Global Allocation Index.

The Fund rotates between six asset classes using ETFs for exposure. The Fund attempts to avoid asset classes that are experiencing prolonged declining values by using momentum to both allocate and equally weight the top two asset classes on a monthly basis. The rules-based approach includes commodities, U.S. and international equities, U.S. bonds, REITs and cash. At the end of October, the Fund was allocated approximately 50% to U.S. bonds and 50% to cash.

Over the period, the Fund paid one dividend: $0.076 per share on December 29, 2014.

Across the 12 month period, the Fund owned REITs for six months for an overall exposure of 25%, U.S. bonds for six months or 25% exposure, International equities for five months or 20.83% exposure, cash for five months or 20.84% exposure and U.S. bonds for two months for an overall exposure of 8.33%. The Fund did not allocate to commodities during this period as they were the worst performing asset class. The DB Commodity Index fell -31.89% through the 12 months ending October 31, 2015.

The Fund uses momentum to allocate 50% allocations to the top two asset classes. The theory behind the investment methodology is that, under normal market conditions, a couple of asset classes should be trending higher, while a couple of asset classes are trending lower. The process is designed to invest in the strongest two asset classes that are trending higher over the long-term and to avoid the asset classes exhibiting less strength on a relative basis. Cash is utilized as a safety net in the event that everything is dropping in unison. While the investment process works well during normal market cycles, the past year has been anything but normal. Since our Sterling Tactical Rotation Index went live on June 23, 2010, the past year has been the first sideways trading cycle we have encountered.

Asset classes have trended higher for very short periods of time and then reversed course lower for short periods of time, and so on, which has caused the Fund to underperform the Morningstar Global Allocation benchmark during the period. We believe this period has been a market anomaly that will soon reverse course as markets begin to behave in a more normal fashion.

The Fund uses two distinct risk management tools to seek to dampen downside. Both were employed during this 12-month period. The first was the utilization of cash as an asset class. Throughout the 3rd quarter of 2015 the Fund’s cash exposure was 66.67%, during which the Fund fell -2.43% compared to the S&P 500 negative return of -6.93%. The second is avoiding asset classes in prolonged down-trends. As previously mentioned, the Fund avoided the -31.89% collapse of commodities entirely.

The period has been uncharacteristically driven by “will the Fed, won’t the Fed” rhetoric which has also negatively impacted the Fund. We anticipate that once the Fed begins to raise interest rates investors will once again become more focused on economic and corporate growth and less on Federal Reserve rhetoric.

Mark W. Eicker

Chief Investment Officer

Sterling Global Strategies

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Sterling Global Strategies, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

60  |  October 31, 2015

ALPS  |  Sterling ETF Tactical Rotation Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-4.60%	-3.78%	-3.06%	1.85%	1.75%
Class A (MOP)	-9.84%	-9.07%	-7.06%
Class C (NAV)	-4.92%	-4.37%	-3.65%	2.45%	2.35%
Class C (CDSC)	-5.88%	-5.32%	-3.65%
Class I (NAV)	-4.39%	-3.20%	-2.55%	1.45%	1.35%
Morningstar Global Allocation Index[1]	-3.42%	-0.92%	-1.69%
Sterling Tactical Rotation Index TR2	-3.90%	-2.30%	-1.40%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after purchase, and on Class A shares redeemed within the first 18 months after purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held less than 30 days.

Performance less than 1 year is cumulative.

61  |  October 31, 2015

ALPS  |  Sterling ETF Tactical Rotation Fund

Performance Update	October 31, 2015 (Unaudited)

[1]

Morningstar Global Allocation Index: Global allocation portfolios seek to provide both capital appreciation and income by investing across three areas: global equities, global bonds, and cash. The Morningstar Global Allocation Index represents a multi-asset-class portfolio of 60% global equities and 40% global bonds. An investor may not invest directly in an index.

[2]

The Sterling Tactical Rotation Index - seeks to provide absolute returns during any market cycle or condition by employing an equally weighted strategic rotation model, trading between commodities, REITs, bonds, international and domestic equities. An investor may not invest directly in an index.

^	Fund inception date of June 30, 2014.
*

What You Pay reflects the Advisor’s decision to contractually limit expenses through February 29, 2016 and estimated Acquired Fund Fees and Expenses of 0.20%. Please see the prospectus for additional information.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

Investments in small and mid-cap companies generally will experience greater price volatility. International and Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase and may cause losses. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties.

The Fund invests in Exchange Traded Funds (“ETFs”) and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The Fund’s shareholders will indirectly incur the fees and expenses charged by the underlying ETFs held by the Fund, in addition to the expense charged by the Fund.

Commodities and futures generally are volatile and involve a high degree of risk. This fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

The ALPS | Sterling ETF Tactical Rotation Fund is new and has limited operating history.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Portfolio Composition (as a % of Net Assets) *

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

62  |  October 31, 2015

ALPS  |  Sterling ETF Tactical Rotation Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (99.73%)
Vanguard® REIT ETF	217,363	$17,365,130
Vanguard® Total Bond Market ETF	212,313	17,365,080

		34,730,210

TOTAL EXCHANGE TRADED FUNDS (Cost $34,763,995)		34,730,210

TOTAL INVESTMENTS (99.73%) (Cost $34,763,995)		$34,730,210

Other Assets In Excess Of Liabilities (0.27%)		94,797

NET ASSETS (100.00%)		$34,825,007

Common Abbreviations:

ETF - Exchange Traded Fund.

REIT - Real Estate Investment Trust

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

63  |  October 31, 2015

ALPS  |  Sterling ETF Tactical Rotation Fund

Statement of Assets and Liabilities	October 31, 2015

ASSETS
Investments, at value	$34,730,210
Receivable for investments sold	17,406,794
Receivable for shares sold	168,111
Dividends and interest receivable	11
Prepaid expenses and other assets	17,828

Total Assets	52,322,954

LIABILITIES
Payable for investments purchased	17,366,760
Payable for shares redeemed	27,190
Payable due to custodian - overdraft	41,240
Investment advisory fees payable	14,261
Administration and transfer agency fees payable	9,653
Distribution and services fees payable	14,858
Trustees’ fees and expenses payable	24
Professional fees payable	15,669
Accrued expenses and other liabilities	8,292

Total Liabilities	17,497,947

NET ASSETS	$34,825,007

NET ASSETS CONSIST OF
Paid-in capital	$36,579,355
Accumulated net investment income	124,311
Accumulated net realized loss on investments	(1,844,874)
Net unrealized depreciation on investments	(33,785)

NET ASSETS	$34,825,007

INVESTMENTS, AT COST	$34,763,995

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.53
Net Assets	$14,233,597
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,493,094
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.08
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.46
Net Assets	$2,530,009
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	267,357
Class I:
Net Asset Value, offering and redemption price per share	$9.59
Net Assets	$18,061,401
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,883,473

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

64  |  October 31, 2015

ALPS  |  Sterling ETF Tactical Rotation Fund

Statement of Operations	For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends	$570,633

Total Investment Income	570,633

EXPENSES
Investment advisory fees	256,993
Administrative fees	100,886
Transfer agency fees	2,433
Distribution and service fees
Class A	51,076
Class C	14,151
Professional fees	16,346
Networking fees
Class A	16
Class C	4
Class I	8,545
Reports to shareholders and printing fees	6,297
State registration fees	28,650
SEC registration fees	2,582
Insurance fees	74
Custody fees	5,301
Trustees’ fees and expenses	685
Offering costs	47,768
Miscellaneous expenses	8,434

Total Expenses	550,241

Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(78,926)
Class C	(8,258)
Class I	(86,740)

Net Expenses	376,317

Net Investment Income	194,316

Net realized loss on investments	(1,696,139)
Net change in unrealized depreciation on investments	(273,084)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,969,223)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,774,907)

See Notes to Financial Statements.

65  |  October 31, 2015

ALPS  |  Sterling ETF Tactical Rotation Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Period July 1, 2014 (Commencement) to October 31, 2014

OPERATIONS
Net investment income	$194,316	$13,776
Net realized loss on investments	(1,696,139)	(148,734)
Net change in unrealized appreciation/(depreciation) on investments	(273,084)	239,299

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,774,907)	104,341

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(55,630)	–
Class C	(4,086)	–
Class I	(67,213)	–
Total Distributions	(126,929)	–

Net Decrease in Net Assets from Distributions	(126,929)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	16,208,475	5,280,333
Class C	2,475,711	540,462
Class I	14,687,621	7,423,186
Dividends reinvested
Class A	50,265	–
Class C	3,473	–
Class I	56,161	–
Shares redeemed, net of redemption fees
Class A	(6,305,132)	(85,902)
Class C	(352,476)	(8,249)
Class I	(3,228,985)	(122,441)

Net Increase in Net Assets Derived from Beneficial Interest Transactions	23,595,113	13,027,389

Net increase in net assets	21,693,277	13,131,730

NET ASSETS
Beginning of period	13,131,730	–

End of year *	$34,825,007	$13,131,730

*Including accumulated net investment income of:	$124,311	$21,251

See Notes to Financial Statements.

66  |  October 31, 2015

ALPS  |  Sterling ETF Tactical Rotation Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
	For the Year	July 1, 2014
	Ended	(Commencement)
	October 31,	to
	2015	October 31, 2014

Net asset value, beginning of period	$9.97	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.02
Net realized and unrealized loss	(0.43)	(0.05)

Total from investment operations	(0.37)	(0.03)

DISTRIBUTIONS:
From net investment income	(0.07)	–

Total distributions	(0.07)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(b)	0.00(b)

Net (decrease) in net asset value	(0.44)	(0.03)

Net asset value, end of year	$9.53	$9.97

TOTAL RETURN(c)	(3.78)%	(0.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$14,234	$5,262
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.16%	5.01% (d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.55%	1.55% (d)
Ratio of net investment income to average net assets	0.58%	0.67% (d)
Portfolio turnover rate(e)	465%	181%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

67  |  October 31, 2015

ALPS  |  Sterling ETF Tactical Rotation Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
	For the Year	July 1, 2014
	Ended	(Commencement)
	October 31,	to
	2015	October 31, 2014

Net asset value, beginning of period	$9.95	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	(0.00)(b)	–
Net realized and unrealized loss	(0.43)	(0.05)

Total from investment operations	(0.43)	(0.05)

DISTRIBUTIONS:
From net investment income	(0.06)	–

Total distributions	(0.06)	–

Net (decrease) in net asset value	(0.49)	(0.05)

Net asset value, end of year	$9.46	$9.95

TOTAL RETURN(c)	(4.37)%	(0.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,530	$530
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.73%	9.70% (d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15%	2.15% (d)
Ratio of net investment income/(loss) to average net assets	(0.05%)	0.12% (d)
Portfolio turnover rate(e)	465%	181%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

68  |  October 31, 2015

ALPS  |  Sterling ETF Tactical Rotation Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
	For the Year	July 1, 2014
	Ended	(Commencement)
	October 31,	to
	2015	October 31, 2014

Net asset value, beginning of period	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.03
Net realized and unrealized loss	(0.40)	(0.05)

Total from investment operations	(0.31)	(0.02)

DISTRIBUTIONS:
From net investment income	(0.08)	–

Total distributions	(0.08)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(b)	–

Net (decrease) in net asset value	(0.39)	(0.02)

Net asset value, end of year	$9.59	$9.98

TOTAL RETURN(c)	(3.20)%	(0.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,061	$7,340
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.83%	5.93% (d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15% (d)
Ratio of net investment income to average net assets	0.95%	0.94% (d)
Portfolio turnover rate(e)	465%	181%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

69  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Management Commentary	October 31, 2015 (Unaudited)

Portfolio Review – October 2015

The ALPS | Westport Resources Hedged High Income Fund’s (the “Fund”) Class I shares declined 0.89% for the fiscal year ended October 31, 2015, net of fees. The Fund has outperformed the average of the Morningstar Non-Traditional Bond Universe by 0.40% for the year. The Barclays US Aggregate Bond Index advanced 1.95% for the same period in what has been a very volatile period. The 30-day SEC yield for the Fund at month end was 7.27% with an average weighted duration of 1.3 years.

The Fund is invested in three sub-strategies: the Senior Loan Floating Rate Strategy, the Short Duration High Yield Strategy, and the Relative Value Long/Short Debt Strategy. Fund assets are allocated approximately one-third to each sub-strategy.

The Senior Loan Floating Rate Strategy has been the strongest contributor to the Fund’s performance for the past year with consistent positive returns for ten of the last twelve months. Its return of 5.16% exceeds its benchmark, the Credit Suisse Leverage Loan Index, by more than 400 basis points. The Relative Value Long/Short Debt Strategy and the Short Duration High Yield Strategy had negative returns for the period, -0.68% and -0.92%, respectively. Calendar year to date, all three strategies are posting positive returns. All individual strategy returns are gross of fees.

As noted in the past, the softness in performance has created greater opportunities within different sectors, as Treasury yields remain low and range bound. The ability of our sub-advisors to exploit different sectors of the credit markets should provide opportunities to add alpha through sector and issue selection. The Fund’s combination of the three active hedged credit strategies should make the navigation a much smoother ride through what has, and continues to be, a volatile market environment.

Economic and Fixed Income Review

The consensus among the Fund’s sub-advisors is that even after the recent rally in spreads, the broad corporate credit valuations are reasonable when coupled with their outlook for trending modest domestic economic growth. Investment Grade corporate spreads offer compensation well in excess of fundamental credit risks. They remain constructive on spreads even in the face of a potential Federal Reserve Open Market Committee (the “FOMC”) “lift-off.” The solid performance of the labor market and robust private domestic demand, was reflected by the latest upward revision to second quarter GDP that was in large part spurred by private consumption. That said, inflation indicators remain soft and well below target. The Fed, however, appears prepared to see through the disinflationary one-off effects from lower commodity prices and dollar strength. Though the gap within the leveraged finance space has recently narrowed, High Yield bonds remain moderately attractive versus Leveraged Loans. They view the 7.5% all-in-yield on offer by the U.S. High Yield market as attractive for income-seeking investors. The loan market continues to be a buyer’s market as new issue supply outweighs investor inflows and secondary market prices remain soft. This technical dynamic allowed investors to drive well-structured deals with attractive yield opportunities in companies with strong business fundamentals. CLO (Collateralized Loan Obligation) new issuance was $7.3 billion in October and retail outflows were $0.7 billion, whereas the loan market grew $10.4 billion to $855 billion of outstanding loans. Defaults decreased 2 basis points in October to 1.33% and they expect loan defaults outside of the energy and metals/mining sectors to remain low for the remainder of 2015. Given the significant M&A forward calendar of $56.8 billion and the moderate projection for CLO issuance, expectations for the market are to remain investor friendly for the remainder of the year.

Outlook and Current Positioning Themes:

●	GDP growth expected to rebound to around 3% in Q4 2015 and build slowly into next year.
●	U.S consumers are spending with real final sales forecasted to remain above 3%.
●	Low global growth and inflation expectations translate into low global yields.
●	Most indicators of domestic labor market conditions have recovered to pre-recession levels.

Macro and Rates:

●	FOMC monetary normalization process expected to start in December.
●	Pace of rate hikes will be much slower and lower than prior cycles.
●	Modest long duration bias and scaling back on short intermediate swap spreads.

Corporate Credit: Net Long Bias

●	Valuations are attractive on a long term basis after recovering in October.
●	U.S. corporate market spreads offer value relative to global alternatives.
●	Market technicals will play a large role in asset pricing.

Securitized Credit: Long Bias

●	Outlook for U.S. housing is positive.
●	Securitized credit sector offers an attractive alternative to higher yielding corporate credit.
●	Underlying mortgage loan performance reflects better credit underwriting.

Mark R. Tonucci, Co-Portfolio Manager

Michael E. Portnoy, Co-Portfolio Manager

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Westport Resources Management, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent loss.

The Credit Suisse Leverage Loan Index is an index designed to mirror the investable universe of the US-denominated leveraged loan market.

70 | October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not  guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-1.76%	-1.32%	0.43%	3.64%	2.39%
Class A (MOP)	-7.19%	-6.71%	-2.61%
Class C (NAV)	-2.15%	-1.90%	-0.23%	4.25%	2.99%
Class C (CDSC)	-3.11%	-2.83%	-0.23%
Class I	-1.63%	-0.89%	0.80%	3.39%	1.99%
Barclays U.S. Aggregate Bond Index[1]	-0.10%	1.96%	3.85%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current  performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

71  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Performance Update	October 31, 2015 (Unaudited)

[1]

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2013.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

This table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares.

This Fund is not suitable for all investors and is subject to investment risks including possible loss of the principal invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund’s original investment.

All investments involve risks, including possible loss of principal. The risks associated with higher-yielding, lower-rated securities include higher risk of  default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the fund’s share price and yield. Credit risk refers to the possibility the bond issuer will not be able to make principal and interest payments. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the fund adjust to a rise in interest rates, the fund’s share price may decline. These and other risk considerations are discussed in the fund’s prospectus. The principal on mortgage or asset-backed securities normally may be prepaid at any time, which will reduce the yield and market value of those securities. US obligations are supported by varying degrees of credit but generally are not backed by the full faith and credit of the US government. Investments in non-investment-grade debt securities (“high yield” or “junk” bonds) may be subject to greater market fluctuations and risk of default or loss of income and principal than securities in higher rating categories.

Senior-secured and second lien loans and bonds: Assets pledged as security for these loans and bonds would first be made available to senior lenders before other investors’ demands were met when settling a bankruptcy.

The Fund is not required to invest with any minimum number of sub-advisors, and does not have minimum or maximum limitations with respect to the allocations of the assets to any sub-advisor or investment option.

Diversification cannot guarantee gain or prevent losses.

Top Ten Holdings (as a % of Net Assets) †

Broadview Networks Holdings, Inc., Sec. Notes	2.09%
TeleCommunication Systems, Inc., Conv. Sr. Unsec. Notes	1.97%
Global Investments Group Finance Ltd., Sr. Unsec. Notes	1.87%
American Gilsonite Co., Second Lien Notes	1.82%
Creditcorp, Sec. Notes	1.67%
Boardriders SA, Sr. Unsec. Notes	1.67%
Nebraska Book Holdings, Inc., Sec. Notes	1.65%
Tempel Steel Co., Sec. Notes	1.64%
Alion Science & Technology Corp., First Lien Term Loan	1.54%
ION Geophysical Corp., Second Lien Notes	1.45%
Top Ten Holdings	17.37%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

72  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (1.04%)
ProShares UltraShort Russell 2000®(a)	6,100	$234,179

TOTAL EXCHANGE TRADED FUNDS
(Cost $236,028)	234,179
	Principal Amount	Value (Note 2)

BANK LOANS (28.89%)(b)
Basic Materials (0.41%)
Tensar Corp., First Lien Term Loan
5.750% 07/09/2021	$101,107	93,271

Communications (4.55%)
Ancestry.com, Inc., Initial Term Loan
5.000% 08/29/2022	49,500	49,537
Answers Corporation, First Lien Term Loan
6.250% 10/01/2021	61,535	45,638
Auction.com LLC, Existing Term Loan
6.000% 05/12/2019	53,730	53,327
ConvergeOne Holdings Corp., First Lien Initial Term Loan
6.000% 06/17/2020	50,363	50,079
CSC Holdings LLC (fka CSC Holdings Inc. (Cablevision)), Term B Loan
L+4.00% 10/09/2022 (c)	26,000	26,132
Emerging Markets Communications LLC, First Lien Initial Term Loan
6.750% 07/01/2021	34,913	34,040
Encompass Digital Media, Inc., Second Lien Tranche B Term Loan
8.750% 06/06/2022	164,000	161,540
Extreme Reach, Inc., Second Lien Initial Term Loan
10.500% 01/22/2021	160,000	159,200
Global Healthcare Exchange LLC, Initial Term Loan
5.500% 08/15/2022	38,000	37,988
iParadigms Holdings LLC, First Lien Initial Term Loan
5.000% 07/30/2021	19,745	19,252
MediArena Acquisition BV, (fka AP NMT Acquisition BV), First Lien Dollar Term B Loan
6.750% 08/13/2021	98,010	93,600
Miller Heiman, Inc., Term Loan
6.750% 09/30/2019	33,906	31,533
NextGen Networks Pty Ltd. (Nextgen Finance LLC), Term B Loan
5.000% 05/31/2021	68,826	60,395
Numericable-SFR SA, USD Term Loan
L+4.00% 01/20/2023 (c)	31,000	30,701

	Principal Amount	Value (Note 2)

Communications (continued)
Quincy Newspapers, Inc., Term B Loan
L+4.50% 10/19/2022 (c)	$40,000	$39,767
RentPath LLC, First Lien Term Loan
6.250% 12/17/2021	38,678	34,616
TCH-2 Holdings LLC (TravelClick, Inc.), First Lien Initial Term Loan
5.500% 05/06/2021	98,782	98,349

Total Communications		1,025,694

Consumer, Cyclical (4.93%)
Agrofresh, Inc., Term Loan
5.750% 07/31/2021	80,798	80,730
Amaya Holdings BV, First Lien Initial Term B Loan
5.000% 08/01/2021	110,882	108,684
AMF Bowling Centers, Inc., Term B Loan
L+6.25% 09/18/2021 (c)	91,580	90,779
BDF Acquisition Corp., Initial Term Loan
5.250% 02/12/2021	123,438	121,740
BDF Acquisition Corp., Second Lien Initial Term Loan
9.000% 02/12/2022	23,000	21,735
Big Jack Holdings LP, Initial Term Loan
5.750% 07/01/2022	57,000	56,145
CDS U.S. Intermediate Holdings, Inc. (Cirque Du Soleil Canada, Inc.), Second Lien Initial Loan
9.250% 07/10/2023	24,000	23,670
Deluxe Entertainment Services Group, Inc., Initial Term Loan
6.500% 02/28/2020	93,854	87,754
Fullbeauty Brands Holdings Corp., First Lien Initial Term Loan
5.750% 10/14/2022	21,000	20,055
GST AutoLeather, Inc., Term B Loan
6.500% 07/10/2020	99,000	97,515
PlayPower, Inc., First Lien Initial Term Loan
5.750% 06/23/2021	66,833	66,833
Twin River Management Group, Inc. (fka BLB Management Services, Inc.), Closing Date Term Loan
5.250% 07/10/2020	237,798	238,578
World Triathlon Corp., Initial Term Loan
5.250% 06/25/2021	98,750	98,318

Total Consumer, Cyclical		1,112,536

Consumer, Non-cyclical (5.50%)
AF Borrower LLC (aka Accuvant Finance LLC), First Lien Initial Term Loan
6.250% 01/28/2022	73,630	73,492

73  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Investments	October 31, 2015

	Principal Amount	Value (Note 2)

Consumer, Non-cyclical (continued)
Candy Intermediate Holdings, Inc., Initial Term Loan
7.500% 06/18/2018	$15,877	$15,718
Central Security Group, Inc., First Lien Initial Term Loan
6.250% 10/06/2020	46,648	45,831
Coty, Inc., USD Term B Loan
L+3.00% 10/27/2022 (c)	15,667	15,750
CPI Buyer LLC, First Lien Initial Term Loan
5.500% 08/16/2021	77,527	77,042
DAE Aviation Holdings, Inc., Initial Term Loan
5.250% 07/07/2022	55,000	54,977
FHC Health Systems, Initial Term Loan
5.000% 12/23/2021	99,749	98,253
Galleria Co., USD Term B Loan
L+3.00% 10/21/2022 (c)	31,333	31,417
GK Holdings, Inc. (aka Global Knowledge), First Lien Initial Term Loan
6.500% 01/20/2021	18,858	18,810
Global Cash Access, Inc., Term B Loan
6.250% 12/18/2020	21,670	21,142
Jackson Hewitt, Inc., Initial Term Loan
8.000% 07/30/2020	76,000	74,860
Kronos Acquisition Intermediate, Inc. (aka KIK Custom Products, Inc.), Initial Term Loan
6.000% 08/26/2022	11,000	10,918
Mister Car Wash Holdings, Inc., Term Loan
5.000% 08/20/2021	41,475	41,319
Navex Global, Inc., First Lien Term Loan
5.750% 11/19/2021	3,970	3,930
Navex Global, Inc., Second Lien Term Loan
9.750% 11/18/2022	46,000	45,310
Prime Security Services Borrower LLC (aka Protection 1 Security Solutions), First Lien Term B Loan
5.000% 07/01/2021	58,000	57,761
Prime Security Services Borrower LLC (aka Protection 1 Security Solutions), Second Lien Term B Loan
9.750% 07/01/2022	30,000	29,588
Ryan LLC, Tranche B Term Loan
6.750% 08/07/2020	20,738	20,530
Sitel Worldwide Corporation, First Lien Term B-1 Loan
L+5.50% 09/18/2021 (c)	81,000	80,190

	Principal Amount	Value (Note 2)

Consumer, Non-cyclical (continued)
Sun Products Corp. (fka Huish Detergents, Inc.), Tranche B Term Loan
5.500% 03/23/2020	$97,800	$94,707
Sundial Group Holdings LLC, Initial Term Loan
L+6.25% 10/19/2021 (c)(d)	97,000	95,060
Team Health, Inc., Bridge Term Loan
L+5.00% 09/24/2016 (c)(d)	39,000	39,000
USAGM Holdco LLC, First Lien Delayed Draw Term Loan
4.750% 07/28/2022	2,371	2,302
USAGM Holdco LLC, First Lien Initial Term Loan
4.750% 07/28/2022	33,629	32,648
Vestcom International, Inc. (fka Vector Investment Holdings, Inc.), Term Loan
5.250% 09/30/2021	115,345	114,769
Weight Watchers International, Inc., Initial Tranche B-1 Term Loan
L+3.00% 04/02/2016 (c)	10,000	9,838
Wyle Services Corp., Term Loan
5.000% 05/23/2021	33,987	33,881

Total Consumer, Non-cyclical		1,239,043

Diversified (1.96%)
Emerald 2 Ltd., Facility B1 Loan
5.000% 05/14/2021	100,000	99,750
First Eagle Investment Management LLC, Term Loan
L+4.00% 10/30/2022 (c)	250,000	245,000
Koosharem LLC, Term Loan
7.500% 05/15/2020	57,565	56,630
LBM Holdings LLC, First Lien Initial Term Loan
6.250% 08/20/2022	42,000	40,661

Total Diversified		442,041

Energy (0.20%)
Expro Financial Services, S.a.r.l., Initial Term Loan
5.750% 09/02/2021	44,550	36,937
Preferred Proppants LLC, Term Loan
6.750% 07/27/2020	13,808	8,106

Total Energy		45,043

Financials (3.34%)
AmeriLife Group LLC, First Lien Initial Term Loan
5.750% 07/10/2022	14,963	14,925
AmeriLife Group LLC, Second Lien Initial Term Loan
9.750% 01/10/2023	22,000	21,670
Aptean, Inc., First Lien Term Loan
5.250% 02/26/2020	98,500	96,530

74  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Investments	October 31, 2015

	Principal Amount	Value (Note 2)

Financials (continued)
Asurion LLC (fka Asurion Corp.), B-4 Term Loan
5.000% 08/04/2022	$32,918	$31,189
Asurion LLC (fka Asurion Corp.), Second Lien Term Loan
8.500% 03/03/2021	85,000	76,925
BATS Global Markets, Inc., Incremental B-2 Term Loan
5.750% 01/31/2020	10,989	11,057
Confie Seguros Holding II Co., First Lien Term B Loan
5.750% 11/09/2018	11,969	11,999
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Limited), First Lien 2015-1 Additional Term Loan
4.250% 11/04/2021	69	69
Duff & Phelps Corporation, Second Lien Initial Term Loan
9.500% 04/23/2021	29,000	28,746
IG Investments Holdings LLC, Extended Tranche B Term Loan
6.000% 10/31/2021	49,617	49,656
Liquidnet Holdings, Inc., Term Loan
7.750% 05/22/2019	93,750	90,938
LTCG Holdings Corp., Initial Term Loan
6.000% 06/06/2020	70,964	65,642
NXT Capital, Inc. (NXT Capital LLC), Facility Term Loan
6.250% 09/04/2018	98,492	98,739
RCS Capital Corp., First Lien Term Loan
7.500% 04/29/2019	97,025	92,477
Vistra Group Limited, USD Term Loan
L+3.75% 07/21/2022 (c)	8,000	7,970
Walter Investment Management Corp., Tranche B Term Loan
4.750% 12/18/2020	59,443	54,390

Total Financials		752,922

Industrials (3.00%)
ABG Operating LLC, Term Loan
6.250% 06/12/2020	65,175	65,256
Builders FirstSource, Inc., Term B Loan
6.000% 07/29/2022	45,000	44,761
C.H.I. Overhead Doors, Inc., First Lien Initial Term Loan
4.750% 07/29/2022	31,000	30,903
DI Purchaser, Inc., First Lien Initial Term Loan
6.000% 12/15/2021	32,753	31,770
Gruden Acquisition, Inc. (aka Quality Distributions), First Lien Term Loan
5.750% 08/18/2022	19,000	18,604

	Principal Amount	Value (Note 2)

Industrials (continued)
Jeld-Wen, Inc. (Onex BP Finance LP), Term B-1 Loan
5.000% 07/01/2022	$17,000	$17,053
Lully Finance S.a.r.l. (Lully Finance LLC), First Lien Initial B-1 Term Loan
5.000% 10/14/2022	14,000	13,860
Mirion Technologies (Finance) LLC (Mirion Technologies, Inc.), First Lien Initial Term Loan
5.750% 03/31/2022	28,855	28,906
NVLX Acquisition LLC, Second Lien Closing Date Term Loan
L+8.75% 06/05/2022 (c)	69,123	68,777
Plaze, Inc., Term Loan
5.250% 07/31/2022	98,000	97,633
Prolampac Holdings, Inc., First Lien Initial Term Loan
5.000% 08/18/2022	19,000	18,917
Quality Home Brands Holdings LLC, First Lien Initial Term Loan
7.750% 12/17/2018	49,125	49,288
Quanex Building Products Corp., Initial Term Loan
L+5.25% 11/02/2022 (c)	22,000	21,780
U.S. Farathane LLC, Initial Term Loan
6.750% 12/23/2021	44,141	44,500
XPO Logistics, Inc., Term Loan
L+4.50% 11/01/2021 (c)	125,000	124,063

Total Industrials		676,071

Technology (4.90%)
Alion Science & Technology Corp., First Lien Term Loan
5.500% 08/19/2021	349,125	347,379
Computer Sciences Government Services, Inc., Term B Loan
L+3.00% 10/06/2022 (c)	59,000	59,221
Compuware Corp., First Lien Tranched B-1 Term Loan
L+5.25% 12/15/2019 (c)	75,000	71,906
Novetta Solutions LLC, First Lien Initial Term Loan
6.000% 10/17/2022	86,000	85,570
P2 Lower Acquisition LLC (aka Progressive Solutions), First Lien Initial Term Loan
5.500% 10/22/2020	85,739	86,008
QBS Holding Company, Inc., Term Loan
5.750% 08/07/2021	191,535	189,620
Regit Eins GmbH (TV Borrower US LLC), First Lien Dollar Term Loan
6.000% 01/08/2021	99,000	98,753

75  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Investments	October 31, 2015

	Principal Amount	Value (Note 2)

Technology (continued)
STG - Fairway Acquisitions, Inc., First Lien Term Loan
6.250% 06/30/2022	$54,697	$54,253
Stratus Technologies Bermuda Ltd. (Stratus Technologies, Inc.), Initial Term Loan
L+5.00% 04/28/2021 (c)	47,313	46,928
Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial Term Loan
5.750% 11/23/2019	64,924	64,810

Total Technology	1,104,448

Utilities (0.10%)
Invenergy Thermal Operating I LLC, Term Loan
6.500% 10/19/2022	22,000	21,890

TOTAL BANK LOANS (Cost $6,561,732)		6,512,959

CONVERTIBLE CORPORATE BONDS (4.60%)
Communications (3.35%)
Alaska Communications Systems Group, Inc., Conv. Sub. Notes
6.250% 05/01/2018	250,000	251,719
ModusLink Global Solutions, Inc., Conv. Sr. Unsec. Notes
5.250% 03/01/2019	75,000	60,422
TeleCommunication Systems, Inc., Conv. Sr. Unsec. Notes
7.750% 06/30/2018	450,000	443,250

Total Communications		755,391

Consumer, Cyclical (0.30%)
Iconix Brand Group, Inc., Sr. Sub. Notes
2.500% 06/01/2016	70,000	67,069

Consumer, Non-cyclical (0.65%)
PDL BioPharma, Inc., Conv. Sr. Unsec. Notes
4.000% 02/01/2018	175,000	146,453

Financials (0.30%)
Pinetree Capital Ltd., Conv. Sub. Notes
10.000% 05/31/2016	80,719	67,453

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $1,029,678)		1,036,366

CORPORATE BONDS (44.36%)
Basic Materials (3.07%)
American Gilsonite Co., Second Lien Notes
11.500% 09/01/2017 (e)	500,000	410,000

	Principal Amount	Value (Note 2)

Basic Materials (continued)
ArcelorMittal, Sr. Unsec. Notes
6.125% 06/01/2025	$30,000	$25,940
Barminco Finance Pty Ltd., Sr. Unsec. Notes, Series AI
9.000% 06/01/2018	40,000	31,400
BlueScope Steel Finance Ltd. / BlueScope Steel Finance USA LLC, Sr. Unsec. Notes
7.125% 05/01/2018 (e)	55,000	54,450
Eco Services Operations LLC / Eco Finance Corp., Sr. Unsec. Notes
8.500% 11/01/2022 (e)	26,000	23,270
Optima Specialty Steel, Inc., First Lien Notes
12.500% 12/15/2016 (e)	165,000	147,675

Total Basic Materials		692,735

Communications (5.72%)
Blue Coat Holdings, Inc., Sr. Unsec. Notes
8.375% 06/01/2023 (e)	40,000	41,600
Broadview Networks Holdings, Inc., Sec. Notes
10.500% 11/15/2017	500,000	471,250
CCO Safari II LLC, First Lien Notes
4.908% 07/23/2025 (e)	25,000	25,511
EarthLink Holdings Corp., Sr. Unsec. Notes
8.875% 05/15/2019	75,000	77,813
Frontier Communications Corp., Sr. Unsec. Notes
10.500% 09/15/2022 (e)	35,000	36,400
11.000% 09/15/2025 (e)	70,000	73,543
iHeartCommunications, Inc., First Lien Notes
9.000% 12/15/2019	75,000	63,750
Interactive Network, Inc. / FriendFinder Networks, Inc., First Lien Notes
14.000% 12/20/2018	238,363	133,483
Postmedia Network, Inc., Second Lien Notes
12.500% 07/15/2018	40,000	37,800
Sprint Communications, Inc., Sr. Unsec. Notes
7.000% 08/15/2020	125,000	116,250
Visant Corp., Sr. Unsec. Notes
10.000% 10/01/2017	100,000	102,900
Windstream Services LLC, Sr. Unsec. Notes
7.750% 10/01/2021	125,000	108,399

Total Communications		1,288,699

Consumer, Cyclical (10.13%)
Boardriders SA, Sr. Unsec. Notes, Series REGS
8.875% 12/15/2017 (f)	390,000	376,542

76  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Investments	October 31, 2015

	Principal Amount	Value (Note 2)

Consumer, Cyclical (continued)
Bon-Ton Department Stores, Inc., Second Lien Notes
10.625% 07/15/2017	$115,000	$108,100
Brookfield Residential Properties, Inc., Sr. Unsec. Notes
6.375% 05/15/2025 (e)	65,000	62,725
Caesars Entertainment Operating Co., Inc., Sr. Unsec. Notes
10.750% 02/01/2016 (g)	250,000	71,250
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties, First Lien Notes
8.000% 10/01/2020	12,000	11,970
Ferrellgas LP / Ferrellgas Finance Corp., Sr. Unsec. Notes
6.750% 06/15/2023 (e)	50,000	46,375
General Motors Financial Co., Inc., Sr. Unsec. Notes
4.300% 07/13/2025	100,000	102,007
Gibson Brands, Inc., Sec. Notes
8.875% 08/01/2018 (e)	90,000	79,425
Icon Health & Fitness, Inc., First Lien Notes
11.875% 10/15/2016 (e)	238,000	237,702
K Hovnanian Enterprises, Inc., Sr. Unsec. Notes
8.000% 11/01/2019 (e)	55,000	42,625
KB Home, Sr. Unsec. Notes
8.000% 03/15/2020	100,000	109,250
L Brands, Inc., Sr. Unsec. Notes
6.875% 11/01/2035 (e)	45,000	47,081
Mohegan Tribal Gaming Authority, Sr. Unsec. Notes
9.750% 09/01/2021 (e)	95,000	98,325
Nebraska Book Holdings, Inc., Sec. Notes
15.000% 06/30/2016 (e)	374,500	372,628
Toll Brothers Finance Corp., Sr. Unsec. Notes
4.875% 11/15/2025	110,000	110,138
Tops Holding LLC / Tops Markets II Corp., Sec. Notes
8.000% 06/15/2022 (e)	40,000	41,700
Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes
9.000% 11/15/2015 (e)(g)	400,000	231,500
United Airlines 2014-1 Class B Pass Through Trust, Second Lien Notes, Series B
4.750% 04/11/2022	95,209	95,745
Viking Cruises Ltd., Sr. Unsec. Notes
6.250% 05/15/2025 (e)	40,000	39,500

Total Consumer, Cyclical		2,284,588

	Principal Amount	Value (Note 2)

Consumer, Non-cyclical (3.48%)
Avon Products, Inc., Sr. Unsec. Notes
4.200% 07/15/2018	$45,000	$39,150
6.500% 03/01/2019	25,000	22,375
Carolina Beverage Group LLC / Carolina Beverage Group Finance, Inc., Sec. Notes
10.625% 08/01/2018 (e)	103,000	104,802
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., Second Lien Notes
8.125% 06/15/2021 (e)	100,000	99,500
Fresenius US Finance II, Inc., Sr. Unsec. Notes
4.500% 01/15/2023 (e)	50,000	51,313
HealthSouth Corp., Sr. Unsec. Notes
5.750% 09/15/2025 (e)	45,000	44,775
JBS USA LLC / JBS USA Finance, Inc., Sr. Unsec. Notes
5.750% 06/15/2025 (e)	30,000	29,175
Kraft Heinz Food Co., Sr. Unsec. Notes
3.950% 07/15/2025 (e)	60,000	61,668
5.200% 07/15/2045 (e)	35,000	37,060
Vantage Oncology LLC / Vantage Oncology Finance Co., Sec. Notes
9.500% 06/15/2017 (e)	325,000	294,125

Total Consumer, Non-cyclical		783,943

Energy (5.01%)
Antero Resources Corp., Sr. Unsec. Notes
5.125% 12/01/2022	100,000	90,250
Blue Racer Midstream LLC / Blue Racer Finance Corp., Sr. Unsec. Notes
6.125% 11/15/2022 (e)	30,000	28,200
Calumet Specialty Products Partners LP / Calumet Finance Corp., Sr. Unsec. Notes
7.750% 04/15/2023 (e)	50,000	47,750
CONSOL Energy, Inc., Sr. Unsec. Notes
5.875% 04/15/2022	75,000	49,125
Diamond Offshore Drilling, Inc., Sr. Unsec. Notes
4.875% 11/01/2043	50,000	35,476
EV Energy Partners LP / EV Energy Finance Corp., Sr. Unsec. Notes
8.000% 04/15/2019	161,000	112,700
ION Geophysical Corp., Second Lien Notes
8.125% 05/15/2018	560,000	327,600
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes
5.400% 09/01/2044	100,000	82,513

77  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Investments	October 31, 2015

	Principal Amount	Value (Note 2)

Energy (continued)
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Sr. Unsec. Notes
4.875% 06/01/2025	$85,000	$79,687
Newfield Exploration Co., Sr. Unsec. Notes
5.375% 01/01/2026	75,000	71,625
Petroleum Geo-Services ASA, Sr. Unsec. Notes
7.375% 12/15/2018 (e)	63,000	51,424
Pioneer Energy Services Corp., Sr. Unsec. Notes
6.125% 03/15/2022	100,000	58,000
Polarcus Ltd., Sr. Unsec. Notes
8.000% 06/07/2018 (e)	400,000	60,000
Sunoco LP / Sunoco Finance Corp., Sr. Unsec. Notes
6.375% 04/01/2023 (e)	35,000	35,438

Total Energy		1,129,788

Financials (7.77%)
Aircastle Ltd., Sr. Unsec. Notes
5.500% 02/15/2022	35,000	37,100
CNO Financial Group, Inc., Sr. Unsec. Notes
5.250% 05/30/2025	25,000	26,656
Communications Sales & Leasing, Inc., First Lien Notes
6.000% 04/15/2023 (e)	27,000	26,325
Constellation Enterprises LLC, First Lien Notes
10.625% 02/01/2016 (e)	120,000	88,200
Corrections Corporation of America, Sr. Unsec. Notes
5.000% 10/15/2022	10,000	10,175
Creditcorp, Sec. Notes
12.000% 07/15/2018 (e)	510,000	376,762
Fly Leasing Ltd., Sr. Unsec. Notes
6.375% 10/15/2021	200,000	206,500
Global Investments Group Finance Ltd., Sr. Unsec. Notes
11.000% 09/24/2017 (e)	400,000	421,000
Goldman Sachs Group, Inc., Jr. Sub. Notes, Series L
5.700% Perpetual Maturity (b)(h)	100,000	101,500
Goldman Sachs Group, Inc., Jr. Sub. Notes, Series M
5.375% Perpetual Maturity (b)(h)	70,000	69,388
Goldman Sachs Group, Inc., Sr. Unsec. Notes
4.750% 10/21/2045	55,000	55,990
Goldman Sachs Group, Inc., Sub. Notes
5.150% 05/22/2045	35,000	35,307

	Principal Amount	Value (Note 2)

Financials (continued)
JPMorgan Chase & Co., Jr. Sub. Notes, Series V
5.000% Perpetual Maturity (b)(h)	$50,000	$49,363
KKR Group Finance Co. III LLC, Sr. Unsec. Notes
5.125% 06/01/2044 (e)	75,000	74,366
Morgan Stanley, Jr. Sub. Notes, Series J
5.550% Perpetual Maturity (b)(h)	45,000	45,000
Quicken Loans, Inc., Sr. Unsec. Notes
5.750% 05/01/2025 (e)	25,000	24,906
Wells Fargo & Co., Jr. Sub. Notes, Series S
5.900% Perpetual Maturity (b)(h)	100,000	102,500

Total Financials		1,751,038

Industrials (7.24%)
Air Medical Merger Sub Corp., Sr. Unsec. Notes
6.375% 05/15/2023 (e)	75,000	68,625
Anixter, Inc., Sr. Unsec. Notes
5.500% 03/01/2023 (e)	20,000	20,700
ATS Automation Tooling Systems, Inc., Sr. Unsec. Notes
6.500% 06/15/2023 (e)	35,000	35,963
Builders FirstSource, Inc., Sr. Unsec. Notes
10.750% 08/15/2023 (e)	100,000	103,750
CTP Transportation Products LLC / CTP Finance, Inc., Sec. Notes
8.250% 12/15/2019 (e)	100,000	107,000
Dispensing Dynamics International, Sec. Notes
12.500% 01/01/2018 (e)	115,000	113,850
GEO Debt Finance SCA, First Lien Notes, Series REGS
7.500% 08/01/2018 (f)	120,000	126,027
Global Ship Lease, Inc., First Lien Notes
10.000% 04/01/2019 (e)	40,000	40,200
Kemet Corp., First Lien Notes
10.500% 05/01/2018	145,000	131,587
Kratos Defense & Security Solutions, Inc., First Lien Notes
7.000% 05/15/2019	36,000	27,090
NCSG Crane & Heavy Haul Services, Inc., Second Lien Notes
9.500% 08/15/2019 (e)	100,000	58,500
OPE KAG Finance Sub, Inc., Sr. Unsec. Notes
7.875% 07/31/2023 (e)	150,000	156,375
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc., Sec. Notes
8.625% 06/01/2021 (e)	85,000	81,175

78  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Investments	October 31, 2015

	Principal Amount	Value (Note 2)

Industrials (continued)
Real Alloy Holding, Inc., First Lien Notes
10.000% 01/15/2019 (e)	$186,000	$190,650
Tempel Steel Co., Sec. Notes
12.000% 08/15/2016 (e)	368,000	370,226

Total Industrials		1,631,718

Technology (1.94%)
DynCorp International, Inc., Sr. Unsec. Notes
10.375% 07/01/2017	65,000	51,675
First Data Corp., Sr. Unsec. Notes
12.625% 01/15/2021	150,000	172,312
Hutchinson Technology, Inc., Second Lien Notes
8.500% 01/15/2017	120,000	121,200
Interface Security Systems Holdings, Inc. / Interface Security Systems LLC, Second Lien Notes
9.250% 01/15/2018	20,000	20,175
MSCI, Inc., Sr. Unsec. Notes
5.250% 11/15/2024 (e)	20,000	21,100
Seagate HDD Cayman, Sr. Unsec. Notes
5.750% 12/01/2034 (e)	60,000	50,952

Total Technology		437,414

TOTAL CORPORATE BONDS (Cost $11,656,676)		9,999,923

MORTGAGE BACKED SECURITIES (9.05%)
American Homes 4 Rent, Series 2014-SFR1
3.500% 06/17/2016 (b)(e)	150,000	144,073
American Residential Properties Trust, Series 2014-SFR1
4.127% 09/17/2016 (b)(e)	100,000	98,519
4.627% 09/17/2016 (b)(e)	100,000	97,672
Citigroup Commercial Mortgage Trust, Series 2014-GC25
3.548% 10/10/2024 (e)	100,000	79,906
Colony American Homes, Series 2014-1A
3.050% 05/17/2017 (b)(e)	125,000	119,527
Countrywide Alternative Loan Trust, Series 2006-6CB
5.750% 05/25/2036	250,850	201,528
Fannie Mae Connecticut Avenue Securities, Series 2015-C02
4.194% 05/25/2025 (b)	85,000	80,774
Fannie Mae Connecticut Avenue Securities, Series 2015-C04
5.744% 04/25/2028 (b)	45,000	45,773
5.894% 04/25/2028 (b)	155,000	158,234

	Principal Amount	Value (Note 2)

Fannie Mae Connecticut Avenue Securities, Series 2014-C04
5.094% 11/25/2024 (b)	$120,000	$120,399
Fannie Mae Connecticut Avenue Securities, Series 2014-C02
2.794% 05/25/2024 (b)	50,000	44,677
Fannie Mae Connecticut Avenue Securities, Series 2014-C03
3.194% 07/25/2024 (b)	190,000	171,505
Invitation Homes Trust, Series 2014-SFR1
3.957% 06/17/2016 (b)(e)	200,000	191,249
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31
4.273% 08/15/2025 (b)	100,000	77,880
Luminent Mortgage Trust, Series 2006-2 A1A
0.394% 02/25/2046 (b)	72,788	50,781
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2
4.394% 07/15/2058 (b)	100,000	81,623
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1
4.620% 12/15/2047 (b)	53,000	44,892
Wells Fargo Commercial Mortgage Trust, Series 2015-C27
3.768% 03/15/2025 (e)	100,000	80,326
Wells Fargo Commercial Mortgage Trust, Series 2015-C29
4.365% 06/15/2048 (b)	50,000	40,693
WFRBS Commercial Mortgage Trust, Series 2014-LC14
4.586% 02/15/2024 (b)(e)	125,000	109,809

TOTAL MORTGAGE BACKED SECURITIES (Cost $2,084,757)		2,039,840

	Yield	Principal Amount	Value (Note 2)

SHORT TERM INVESTMENTS (0.35%)
Government (0.35%)
U.S. Treasury Bills Discounted Notes,
06/23/2016(i)	0.056%	50,000	49,909
U.S. Treasury Bills Discounted Notes,
03/03/2016(i)	0.061%	30,000	29,990

			79,899

TOTAL SHORT TERM INVESTMENTS (Cost $79,910)			79,899

79  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Investments	October 31, 2015

Value (Note 2)

TOTAL INVESTMENTS (88.29%) (Cost $21,648,781)	$19,903,166

Other Assets In Excess Of Liabilities (11.71%)	2,641,020(j)

NET ASSETS (100.00%)	$22,544,186

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at October 31, 2015.
(c)

All or a portion of this position has not settled as of October 31, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(d)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,408,971, which represents approximately 28.43% of net assets as of October 31, 2015.

(f)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of October 31, 2015 the aggregate market value of those securities was $502,569, representing 2.23% of net assets.

(g)	Security is in default and therefore is non-income producing.
(h)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(i)

All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $79,899 as of October 31, 2015. See Note 3 in Notes to Financial Statements.

(j)	Portion of Assets in Excess of Liabilities is held as collateral for futures contracts and credit default swap contracts in the amount of $236,123. See Note 3 in the Notes to Financial Statements.

Common Abbreviations:

aka - Also known as.

ASA    -    Allmennaksjeselskap is the Norwegian term for public limited company.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

Conv. - Convertible.

fka - Formerly known as.

GmbH - Gesellschaft mit beschränkter Haftungis the German term for limited liability company.

Jr. Sub. - Junior Subordinated.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd.  - Limited.

PIK - Payment in-kind.

Pty. - Proprietary.

SA    -    Generally designates corporations in various countries, mostly those employing the civil law.

S.a.r.l. - Societe Anonyme a Responsabilite Limitee is the French term for limited liability company.

Sec. - Secured.

Sr. Unsec. - Senior Unsecured.

Sub. - Subordinated.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

80  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Investments	October 31, 2015

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation

CME Ultra Long Term U.S. Treasury Bond Future	Long	1	12/22/15	$159,750	$1,380
U.S. 5 Year Treasury Note Future	Long	6	01/01/16	718,641	427

				$878,391	$1,807

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation

10 Year USD Deliverable Interest Rate Swap Future	Short	(9)	12/15/15	$(931,781)	$(12,453)
5 Year USD Deliverable Interest Rate Swap Future	Short	(45)	12/15/15	(4,594,219)	(28,954)
U.S. 10 Year Treasury Note Future	Long	7	12/22/15	893,813	(2,323)
U.S. Long Bond Future	Short	(1)	12/22/15	(156,438)	(1,901)

				$(4,788,625)	$(45,631)

CREDIT DEFAULT SWAP CONTRACTS

	Clearing House	Reference Obligation	Buy Credit Protection	Notional Amount	Rate Paid by Fund	Termination Date	Upfront Payment	Unrealized Depreciation

Centrally cleared swap	Intercontinental Exchange	CDX North American High Yield Index Series 25	Buy	$2,000,000	5.00%	12/20/2020	$(10,975)	$ (52,685)

TOTAL							$(10,975)	$ (52,685)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

State Street Bank & Trust Co.	EUR	450,000	Sale	11/05/15	$494,880	$10,439

						$10,439

State Street Bank & Trust Co.	CAD	115,000	Sale	11/05/15	$87,943	$(879)

						$(879)

*	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

81  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Assets and Liabilities	October 31, 2015

ASSETS
Investments, at value	$19,903,166
Cash	2,669,175
Foreign currency, at value (Cost $32,423)	32,652
Unrealized appreciation on forward foreign currency contracts	10,439
Receivable for investments sold	589,937
Receivable for shares sold	25,000
Deposit with broker for credit default swap contracts (Note 3)	131,368
Interest receivable	356,344
Prepaid expenses and other assets	6,225

Total Assets	23,724,306

LIABILITIES
Payable for investments purchased	1,093,179
Payable for variation margin on centrally cleared swap contracts	2,242
Payable for upfront premium on centrally cleared swap contracts	10,975
Payable due to broker for futures contracts	5,747
Unrealized depreciation on forward foreign currency contracts	879
Investment advisory fees payable	17,236
Administration and transfer agency fees payable	11,903
Distribution and services fees payable	4,373
Professional fees payable	5,188
Accrued expenses and other liabilities	28,398

Total Liabilities	1,180,120

NET ASSETS	$22,544,186

NET ASSETS CONSIST OF
Paid-in capital	$24,687,160
Accumulated net investment income	43,126
Accumulated net realized loss on investments, futures contracts, credit default swap contracts and foreign currency transactions	(353,377)
Net unrealized depreciation on investments, futures contracts, credit default swap contracts and translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(1,832,723)

NET ASSETS	$22,544,186

INVESTMENTS, AT COST	$21,648,781

See Notes to Financial Statements.

82  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Assets and Liabilities	October 31, 2015

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.16
Net Assets	$3,090,222
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	337,244
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$9.69
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.16
Net Assets	$719,783
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	78,580
Class I:
Net Asset Value, offering and redemption price per share	$9.16
Net Assets	$18,734,181
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,045,334

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

83  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statement of Operations	For the Year Ended October 31, 2015

INVESTMENT INCOME
Interest and other income	$1,765,967

Total Investment Income	1,765,967

EXPENSES
Investment advisory fees	447,261
Administrative fees	69,858
Transfer agency fees	135
Distribution and service fees
Class A	10,342
Class C	11,252
Professional fees	37,663
Networking fees
Class I	8,130
Reports to shareholders and printing fees	3,221
State registration fees	38,982
SEC registration fees	968
Insurance fees	334
Custody fees	21,125
Trustees’ fees and expenses	660
Offering costs	12,451
Miscellaneous expenses	37,253

Total Expenses	699,635

Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(34,235)
Class C	(11,798)
Class I	(191,137)

Net Expenses	462,465

Net Investment Income	1,303,502

Net realized loss on investments	(254,089)
Net realized loss on futures contracts	(149,102)
Net realized gain on credit default swap	6,183
Net realized gain on foreign currency transactions	13,860
Net change in unrealized depreciation on investments	(1,186,926)
Net change in unrealized depreciation on futures contracts	(15,041)
Net change in unrealized depreciation on credit default swap	(42,011)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	10,485

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,616,641)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(313,139)

See Notes to Financial Statements.

84  |  October 31, 2015

ALPS  |  Westport Resources Hedged High Income Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Period January 1, 2014 (Commencement) to October 31, 2014

OPERATIONS
Net investment income	$1,303,502	$774,512
Net realized gain/(loss) on investments, futures contracts and foreign currency transactions	(383,148)	138,936
Net change in unrealized depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(1,233,493)	(599,230)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(313,139)	314,218

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(183,098)	(126,416)
Class C	(54,950)	(45,997)
Class I	(1,058,483)	(661,379)
Dividends to shareholders from net realized gains
Class A	(17,220)	–
Class C	(5,789)	–
Class I	(82,396)	–

Net Decrease in Net Assets from Distributions	(1,401,936)	(833,792)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	604,963	4,376,893
Class C	–	1,732,540
Class I	6,681,709	20,102,463
Dividends reinvested
Class A	175,165	84,424
Class C	60,739	33,245
Class I	1,123,436	450,245
Shares redeemed
Class A	(1,632,559)	(176,024)
Class C	(844,906)	(142,172)
Class I	(6,601,183)	(1,250,143)

Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(432,636)	25,211,471

Net increase/(decrease) in net assets	(2,147,711)	24,691,897

NET ASSETS
Beginning of year	24,691,897	–

End of year *	$22,544,186	$24,691,897

*Including accumulated net investment income of:	$43,126	$10,674

See Notes to Financial Statements.

85  |  October 31, 2015

 ALPS  |  Westport Resources Hedged High Income Fund – Class A

  Financial Highlights

 Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.86	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.54	0.36
Net realized and unrealized loss	(0.67)	(0.14)
Total from investment operations	(0.13)	0.22

DISTRIBUTIONS:
From net investment income	(0.53)	(0.36)
From net realized gains	(0.04)	–
Total distributions	(0.57)	(0.36)

Net (decrease) in net asset value	(0.70)	(0.14)
Net asset value, end of year	$9.16	$9.86

TOTAL RETURN(b)	(1.32)%	2.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,090	$4,190
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.35% (c)	3.64%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.30% (c)(e)	2.39%(c)(d)
Ratio of net investment income to average net assets	5.66% (c)	4.33%(c)(d)
Portfolio turnover rate(f)	91%	108%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2015, for the prior fiscal year in the amount of 0.09% of average net assets of Class A shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

86  |  October 31, 2015

 ALPS  |  Westport Resources Hedged High Income Fund – Class C

 Financial Highlights

 Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.85	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48	0.31
Net realized and unrealized loss	(0.67)	(0.16)
Total from investment operations	(0.19)	0.15

DISTRIBUTIONS:
From net investment income	(0.46)	(0.30)
From net realized gains	(0.04)	–
Total distributions	(0.50)	(0.30)

Net (decrease) in net asset value	(0.69)	(0.15)
Net asset value, end of year	$9.16	$9.85

TOTAL RETURN(b)	(1.90)%	1.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$720	$1,587
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.04% (c)	4.25%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.99% (c)	2.99%(c)(d)
Ratio of net investment income to average net assets	4.98% (c)	3.70%(c)(d)
Portfolio turnover rate(e)	91%	108%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

87  |  October 31, 2015

 ALPS  |  Westport Resources Hedged High Income Fund – Class I

 Financial Highlights

 Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.85	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57	0.38
Net realized and unrealized loss	(0.66)	(0.14)
Total from investment operations	(0.09)	0.24

DISTRIBUTIONS:
From net investment income	(0.56)	(0.39)
From net realized gains	(0.04)	–
Total distributions	(0.60)	(0.39)

Net (decrease) in net asset value	(0.69)	(0.15)
Net asset value, end of year	$9.16	$9.85

TOTAL RETURN(b)	(0.89)%	2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,734	$18,915
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.07% (c)	3.39%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.99% (c)	1.99%(c)(d)
Ratio of net investment income to average net assets	5.98% (c)	4.59%(c)(d)
Portfolio turnover rate(e)	91%	108%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

88  |  October 31, 2015

ALPS  |  WMC Research Value Fund

Management Commentary	October 31, 2015 (Unaudited)

Market Commentary

The twelve month period ended October 31, 2015 was defined by significant volatility in the global markets, causing flat to modest gains for broad market indices, with the S&P 500® Index returning 5.20% and the Russell 1000® Value Index returning 0.53% during the twelve-month period. The period began strong as 2014 closed the year on a relative upswing. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing (QE) policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank continued to hint of sovereign QE for early 2015. The US Federal Reserve (Fed) helped to support riskier assets after it stated it can be “patient” with regards to starting its policy normalization process. US equities outperformed non-US equities and emerging market equities underperformed their developed market counterparts.

Despite the year beginning on a sour note, with January recording the worst monthly return for US stocks in a year, the first quarter of 2015 ended positive. However, earnings sentiment was fairly negative among many investors, in part due to currency headwinds and some accompanying high-profile guidance disappointments. The second quarter of 2015 was defined by strong merger and acquisition activity, a rebound in hiring, and solid housing data. May was the second-best month ever for deals involving US companies with US $234 billion in M&A announcements. News of an economic contraction and comments from US Federal Reserve Chair Janet Yellen that equity valuations were “quite high” were not enough to quell bullish sentiment. As the twelve-month period came to a close, the markets were marred with volatility caused by geopolitical and macroeconomic conditions. US equities retreated for the first time in eleven quarters during Q3, as the S&P 500 experienced its first correction, a 10% decline from its recent high, since October 2011. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” The period ended with US equities rallying in October as the Fed left interest rates unchanged, though changes to its policy statement were more hawkish than expected. Overall, the US economy remained on solid footing, with a sharp rebound in GDP, a seven-year low in unemployment, and a healthy housing market.

Within the Russell 1000 Value Index, six of ten sectors posted positive returns during the period, with the health care and consumer discretionary sectors gaining the most. The energy sector declined the most during the period, followed by the materials sector.

Fund Review

On a gross-of-fee basis, the ALPS | WMC Research Value Fund (the “Fund”) outperformed its benchmark, the Russell 1000 Value Index, for the period.

During the period, the Fund achieved positive relative results in seven out of the ten broad market sectors. Overall, stock selection was additive relative to the Russell 1000 Value Index, as decisions in the consumer staples, information technology, and consumer discretionary more than offset weaker stock selection in the health care and industrials sectors.

Top contributors to relative performance included Newfield Exploration (energy), Lowe’s (consumer discretionary), and Advance Auto Parts (consumer discretionary). Our position in Newfield Exploration, an oil and gas exploration and production company, delivered strong results driven by higher-than-estimated domestic production and higher lifting from its assets in China. Lowe’s, a home improvement retailer, contributed to relative performance based on better home improvement trends, dividend growth around 20% per year, and sharpening execution. We eliminated our position in Lowe’s during the period on strength. Our position in Advance Auto Parts, an automotive aftermarket parts and accessories retailer, was helped by their recent acquisition of General Parts. We believe the acquisition will prove to be a transformative move with much greater profit enhancement over time than the market expects. We maintained positions in both Newfield Exploration and Advance Auto Parts at the end of the period.

Detractors from relative performance for the period included Halliburton (energy) and General Electric (industrials). Shares of Halliburton, a global oilfield services company, fell during the period amid the precipitous drop in oil prices We believe Halliburton is in a stronger position to recover than many other oil services names if oil prices rise, and coupled with a strong balance sheet and a good management team, we continue to hold our position. An underweight in General Electric detracted from relative performance. Shares of this diversified multinational conglomerate rose after the firm announced a transformational new plan to sell most of GE Capital and essentially become a pure-play industrial company. Not owning strong benchmark constituent Pfizer, a large US pharmaceutical company, also detracted from relative performance during the period.

Strategy and Outlook

The portfolio takes a predominantly bottom-up approach to investing, with value-added primarily from stock selection. As a result, we maintain industry neutrality in relation to the benchmark and do not look to add value through sector rotation. At the security level, however, we do take active positions which reflect our outlook for a specific company. Amid the recent market turbulence, our Global Industry Analysts remain focused on fundamental stock selection and believe now is a good time to add to quality names across many sectors.

At the end of the period, the portfolio had several large overweight positions in the financials sector. We remain positive on several US banks due to (1) upside to higher rates but relatively good returns if rates stay low, (2) valuations at low levels relative to returns and (3) late innings of regulation/litigation. One stock we were overweight in is Bank of America, a US-based bank and financial services provider. We believe Bank of America has more upside from rising US short rates than some of its peers given its $1.1 trillion deposit base and $2.5 trillion in Merrill Lynch assets under custody. Further,

89  |  October 31, 2015

 ALPS  |  WMC Research Value Fund

Management Commentary	October 31, 2015 (Unaudited)

we believe the market underappreciates the company’s ability to improve returns on equity through cost reductions associated with the run-off business, more efficient underwriting, and an increase in net interest income in the event of rising short term rates.

Within energy, we prefer stocks with leverage to rising oil prices and attractive valuations, and believe the recent selloff in the sector is a good opportunity to add to names with access to high quality assets. We view the current oil price as unsustainable, and believe that self-correcting forces are already on their way to rebalance the oil market. A top overweight here was Pioneer Natural Resources, a US-based oil and gas exploration company. We believe the opportunity in Pioneer continues to be driven by the market’s fixation on short-term results for what we believe is the best long-term asset in the industry. Over the next several years we think Pioneer’s wells are likely to get better and cost less than they do today.

We believe the consumer discretionary sector has some clear fundamental tailwinds for consumers today, including lower fuel prices and improvement in unemployment, wages, and housing. Our stance is that the market as a whole is underappreciating these impacts on many stocks. A name we liked in the retailing segment was Advance Auto Parts, one of the aforementioned top contributors over the period. Sales and margin trends have stabilized and management has indicated that the company should achieve its operating profit target earlier than expected. We continued to own a sizeable position in the portfolio during the period.

Effective February 28, 2015 the Fund’s Board approved the transition from the Disciplined US Value strategy to the Research Value strategy. Similar to Disciplined US Value, the Research Value approach seeks to achieve long-term total return in excess of the Russell 1000 Value Index by investing primarily in value oriented equity securities of US companies, emphasizing those with above-average potential for capital appreciation. The Research Value approach employs fundamental, bottom-up security analysis.

The Research Value portfolio consists of multiple subportfolios, each of which is actively managed by one or more of Wellington Management’s Global Industry Analysts. The allocation of assets to the subportfolios corresponds to the relative weights of the analysts’ coverage universes within the index. In addition, individual analysts have developed investment frameworks that have proven most relevant to their particular philosophy, process, and industry. Thus, the portfolio combines a blend of investment disciplines, which we believe diversifies investment style risk. The portfolio is rebalanced regularly to maintain industry weights that are close to the index and to maintain style diversification.

Cheryl M. Duckworth, CFA

Senior Managing Director and Associate Director, Global

Industry Research

Mark Mandel, CFA

Senior Managing Director and Director, Global Industry Research

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Wellington Management Company, LLP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

90 | October 31, 2015

ALPS  |  WMC Research Value Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	5 Year	10 Year	Since Inception	Total Expense Ratio	What You Pay*
Class A (NAV)	-1.70%	2.57%	12.98%	6.39%	9.74%	1.48%	1.15%
Class A (MOP)	-7.14%	-3.07%	11.70%	5.79%	9.60%
Class C (NAV)	-2.08%	1.87%	12.14%	5.61%	8.93%	2.24%	1.90%
Class C (CDSC)	-3.06%	0.96%	12.14%	5.61%	8.93%
Class I	-1.59%	2.86%	13.26%	6.63%	9.99%	1.23%	0.90%
Russell 1000® Value Index[1]	-2.29%	0.53%	13.26%	6.75%	–
S&P 500® Total Return Index[2]	0.77%	5.20%	14.33%	7.85%	–

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

91  |  October 31, 2015

ALPS  |  WMC Research Value Fund

Performance Update	October 31, 2015 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

The performance shown for the ALPS | WMC Research Value Fund (the “Fund”) for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund into the Fund).

[1]

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Wells Fargo & Co.	3.52%
Bank of America Corp.	3.50%
Mondelez International, Inc., Class A	2.44%
Medtronic PLC	2.09%
American International Group, Inc.	2.05%
Newfield Exploration	2.03%
Cisco Systems, Inc.	2.01%
Pioneer Natural Resources Co.	1.93%
Microsoft Corp.	1.87%
The PNC Financial Services Group, Inc.	1.86%
Top Ten Holdings	23.30%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

92  |  October 31, 2015

ALPS  |  WMC Research Value Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

COMMON STOCKS (98.30%)
Consumer Discretionary (6.44%)
Consumer Services (2.02%)
Las Vegas Sands Corp.	5,310	$262,898
McDonald’s Corp.	7,820	877,795
Norwegian Cruise Line Holdings, Ltd.(a)	9,745	619,977
Royal Caribbean Cruises, Ltd.	2,060	202,601

		1,963,271

Media (2.47%)
Comcast Corp., Class A	20,270	1,269,307
DreamWorks Animation SKG, Inc., Class A(a)	11,420	231,141
The Interpublic Group of Companies., Inc.	6,770	155,236
Twenty-First Century Fox, Inc., Class A	24,414	749,266

		2,404,950

Retailing (1.95%)
Advance Auto Parts, Inc.	6,386	1,267,174
The Priceline Group, Inc.(a)	437	635,503

		1,902,677

TOTAL CONSUMER DISCRETIONARY		6,270,898

Consumer Staples (6.41%)
Food & Staples Retailing (0.85%)
CVS Health Corp.	8,385	828,270

Food Beverage & Tobacco (2.68%)
Mondelez International, Inc., Class A	51,414	2,373,270
Post Holdings, Inc.(a)	3,750	241,013

		2,614,283

Household & Personal Products (2.88%)
Avon Products, Inc.	118,789	478,720
Colgate-Palmolive Co.	18,550	1,230,792
The Estee Lauder Companies., Inc., Class A	11,891	956,750
Nu Skin Enterprises, Inc., Class A	3,630	138,702

		2,804,964

TOTAL CONSUMER STAPLES		6,247,517

Energy (10.68%)
Energy (10.68%)
Anadarko Petroleum Corp.	4,480	299,622
Cheniere Energy, Inc.(a)	2,500	123,800
Chevron Corp.	5,702	518,198

	Shares	Value (Note 2)

Energy (continued)
Cobalt International Energy, Inc.(a)	87,365	$670,089
Continental Resources, Inc.(a)	19,400	657,854
Enbridge, Inc.	2,030	86,661
Ensco PLC, Class A	12,980	215,857
EOG Resources, Inc.	11,390	977,831
Forum Energy Technologies, Inc.(a)	18,490	244,992
Halliburton Co.	16,113	618,417
Hess Corp.	16,496	927,240
Newfield Exploration(a)	49,151	1,975,379
ONEOK, Inc.	4,730	160,442
Patterson-UTI Energy, Inc.	19,030	283,357
Pioneer Natural Resources Co.	13,735	1,883,618
Southwestern Energy Co.(a)	14,670	161,957
Tesco Corp.	22,990	183,920
TransCanada Corp.	12,220	410,470

TOTAL ENERGY		10,399,704

Financials (32.05%)
Banks (10.61%)
Bank of America Corp.	202,890	3,404,494
Citizens Financial Group, Inc.	46,725	1,135,418
M&T Bank Corp.	4,640	556,104
The PNC Financial Services Group, Inc.	20,120	1,816,031
Wells Fargo & Co.	63,270	3,425,438

		10,337,485

Diversified Financials (6.29%)
American Express Co.	16,410	1,202,197
Ameriprise Financial, Inc.	5,543	639,440
BlackRock, Inc.	1,580	556,113
Invesco, Ltd.	12,450	412,966
MSCI, Inc.	6,634	444,478
Northern Trust Corp.	12,920	909,439
Raymond James Financial, Inc.	5,710	314,678
Santander Consumer USA Holdings, Inc.(a)	61,110	1,100,591
Springleaf Holdings, Inc.(a)	6,130	287,558
UBS Group AG	5,028	100,711
WisdomTree Investments, Inc.	8,110	155,955

		6,124,126

Insurance (9.65%)
Alleghany Corp.(a)	1,210	600,487
The Allstate Corp.	6,380	394,794
American International Group, Inc.	31,690	1,998,372
Assured Guaranty, Ltd.	56,240	1,543,226

93 | October 31, 2015

ALPS  |  WMC Research Value Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)
Insurance (continued)
The Hartford Financial Services Group, Inc.	18,413	$851,785
Marsh & McLennan Companies, Inc.	21,230	1,183,360
Principal Financial Group, Inc.	14,820	743,371
Prudential Financial, Inc.	8,434	695,805
XL Group PLC	36,360	1,384,589

		9,395,789

Real Estate (5.50%)
American Tower Corp.	3,290	336,337
AvalonBay Communities, Inc.	6,090	1,064,715
Douglas Emmett, Inc.	23,990	732,894
Essex Property Trust, Inc.	1,755	386,872
Extra Space Storage, Inc.	3,750	297,150
Federal Realty Investment Trust	4,634	664,933
Forest City Enterprises, Inc., Class A(a)	41,093	908,155
InfraREIT, Inc.	5,010	119,639
Public Storage	1,280	293,709
SL Green Realty Corp.	4,670	553,955

		5,358,359

TOTAL FINANCIALS		31,215,759

Health Care (12.52%)
Health Care Equipment & Services (7.96%)
Abbott Laboratories	15,980	715,904
Becton Dickinson and Co.	2,288	326,086
Boston Scientific Corp.(a)	65,720	1,201,362
HCA Holdings, Inc.(a)	8,710	599,161
McKesson Corp.	2,841	507,971
Medtronic PLC	27,540	2,035,757
St Jude Medical, Inc.	11,920	760,615
Stryker Corp.	6,678	638,550
UnitedHealth Group, Inc.	8,200	965,796

		7,751,202

Pharmaceuticals, Biotechnology & Life Sciences (4.56%)
Alkermes PLC(a)	2,430	174,766
Allergan PLC(a)	3,024	932,813
Alnylam Pharmaceuticals, Inc.(a)	2,790	239,800
Bristol-Myers Squibb Co.	17,114	1,128,668
Merck & Co., Inc.	30,382	1,660,680
Mylan N.V.(a)	6,840	301,576

		4,438,303

TOTAL HEALTH CARE		12,189,505

Shares		Value (Note 2)
Industrials (9.33%)
Capital Goods (6.74%)
Danaher Corp.	10,960	$1,022,678
Eaton Corp. PLC	5,100	285,141
General Electric Co.	43,340	1,253,393
Honeywell International, Inc.	3,966	409,608
Illinois Tool Works, Inc.	3,560	327,306
Lockheed Martin Corp.	2,276	500,333
Owens Corning	12,860	585,516
Pentair PLC	4,260	238,219
Raytheon Co.	6,216	729,758
United Technologies Corp.	10,012	985,281
WESCO International, Inc.(a)	4,560	223,121

		6,560,354

Commercial & Professional Services (1.40%)
Equifax, Inc.	2,129	226,888
Huron Consulting Group, Inc.(a)	1,530	73,899
ManpowerGroup, Inc.	2,898	265,978
Nielsen N.V.	14,478	687,850
Towers Watson & Co., Class A	390	48,188
TransUnion(a)	2,300	59,133

		1,361,936

Transportation (1.19%)
FedEx Corp.	1,960	305,858
Genesee & Wyoming, Inc., Class A(a)	3,694	247,868
JetBlue Airways Corp.(a)	2,840	70,546
Kansas City Southern	1,290	106,760
Knight Transportation, Inc.	9,915	252,039
Swift Transportation Co.(a)	4,844	75,712
XPO Logistics, Inc.(a)	3,720	103,267

		1,162,050

TOTAL INDUSTRIALS		9,084,340

Information Technology (10.13%)
Semiconductors & Semiconductor Equipment (2.10%)
Avago Technologies, Ltd.	137	16,869
First Solar, Inc.(a)	4,752	271,197
Intel Corp.	38,751	1,312,109
Micron Technology, Inc.(a)	9,525	157,734
ON Semiconductor Corp.(a)	4,400	48,400
SunEdison Semiconductor, Ltd.(a)	7,960	85,570
SunPower Corp.(a)	5,840	156,745

		2,048,624

Software & Services (4.97%)
Accenture PLC, Class A	1,244	133,357

94  |  October 31, 2015

ALPS  |  WMC Research Value Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)
Software & Services (continued)
Alliance Data Systems Corp.(a)	585	$173,926
Alphabet, Inc., Class A(a)	1,130	833,251
Alphabet, Inc., Class C(a)	417	296,408
Automatic Data Processing, Inc.	2,146	186,680
CACI International, Inc., Class A(a)	2,346	227,656
Genpact, Ltd.(a)	12,600	312,228
Global Payments, Inc.	1,359	185,381
Heartland Payment Systems, Inc.	1,790	132,460
Microsoft Corp.	34,683	1,825,713
SS&C Technologies Holdings, Inc.	6,140	455,281
Visa, Inc., A Shares	1,060	82,235

		4,844,576

Technology Hardware & Equipment (3.06%)
Arista Networks, Inc.(a)	230	14,837
Arrow Electronics, Inc.(a)	1,400	76,986
Cisco Systems, Inc.	67,870	1,958,050
QUALCOMM, Inc.	15,594	926,595

		2,976,468

TOTAL INFORMATION TECHNOLOGY		9,869,668

Materials (3.43%)
Materials (3.43%)
Ball Corp.	3,460	237,010
Boise Cascade Co.(a)	6,100	182,573
Cabot Corp.	5,530	198,748
Celanese Corp., Series A	4,220	299,831
CRH PLC, Sponsored ADR	5,600	153,216
Crown Holdings, Inc.(a)	4,425	234,702
The Dow Chemical Co.	7,223	373,212
International Paper Co.	7,780	332,128
LyondellBasell Industries N.V., Class A	2,580	239,708
Martin Marietta Materials, Inc.	839	130,171
The Mosaic Co.	6,100	206,119
Nucor Corp.	1,980	83,754
Owens-Illinois, Inc.(a)	5,150	110,983
Reliance Steel & Aluminum Co.	1,960	117,522
The Sherwin-Williams Co.	710	189,449
Vulcan Materials Co.	2,633	254,295

TOTAL MATERIALS		3,343,421

Utilities (7.31%)
Utilities (7.31%)
Ameren Corp.	8,150	355,992
American Water Works Co., Inc.	7,280	417,581

	Shares	Value (Note 2)

Utilities (continued)
Dominion Resources, Inc.	9,185	$656,085
DTE Energy Co.	4,900	399,791
Duke Energy Corp.	7,930	566,757
Edison International	7,910	478,713
Exelon Corp.	13,600	379,712
ITC Holdings Corp.	7,990	261,433
MDU Resources Group, Inc.	10,320	194,635
NextEra Energy, Inc.	13,227	1,357,884
PG&E Corp.	8,737	466,556
Pinnacle West Capital Corp.	5,390	342,319
Public Service Enterprise Group, Inc.	2,646	109,253
UGI Corp.	29,400	1,078,098
UIL Holdings Corp.	980	49,970

TOTAL UTILITIES		7,114,779

TOTAL COMMON STOCKS (Cost $88,936,619)		95,735,591

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (1.69%)
Money Market Fund (1.69%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.082%	1,643,620	1,643,620

TOTAL SHORT TERM INVESTMENTS (Cost $1,643,620)			1,643,620

TOTAL INVESTMENTS (99.99%) (Cost $90,580,239)			$97,379,211

Other Assets In Excess Of Liabilities (0.01%)			13,587(b)

NET ASSETS (100.00%)			$97,392,798

(a)	Non-Income Producing Security.
(b)	Includes cash which is being held as collateral for futures contracts in the amount of $46,000.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

Ltd. - Limited.

95  |  October 31, 2015

ALPS  |  WMC Research Value Fund

Statement of Investments	October 31, 2015

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation

S&P 500 Emini Future	Long	10	12/21/15	$1,036,850	$55,456

				$1,036,850	$55,456

96  |  October 31, 2015

ALPS  |  WMC Research Value Fund

Statement of Assets and Liabilities	October 31, 2015

ASSETS
Investments, at value	$97,379,211
Receivable for investments sold	596,713
Receivable for shares sold	57,000
Deposit with broker for futures contracts (Note 3)	46,000
Dividends receivable	64,559
Prepaid expenses and other assets	21,384

Total Assets	98,164,867

LIABILITIES
Payable for investments purchased	617,419
Payable for variation margin on futures contracts	4,650
Payable for shares redeemed	30,100
Investment advisory fees payable	62,947
Administration and transfer agency fees payable	20,268
Distribution and services fees payable	12,278
Trustees’ fees and expenses payable	13
Professional fees payable	13,868
Accrued expenses and other liabilities	10,526

Total Liabilities	772,069

NET ASSETS	$97,392,798

NET ASSETS CONSIST OF
Paid-in capital	$65,051,658
Accumulated net realized gain on investments and futures contracts	25,486,712
Net unrealized appreciation on investments, futures contracts	6,854,428

NET ASSETS	$97,392,798

INVESTMENTS, AT COST	$90,580,239

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$11.57
Net Assets	$55,608,171
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,804,911
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$12.24
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.32
Net Assets	$870,034
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	76,869
Class I:
Net Asset Value, offering and redemption price per share	$11.75
Net Assets	$40,914,593
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,483,172

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

97  |  October 31, 2015

ALPS  |  WMC Research Value Fund

Statement of Operations	For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends	$1,982,623
Foreign taxes withheld on dividends	(5,384)

Total Investment Income	1,977,239

EXPENSES
Investment advisory fees	972,834
Administrative fees	160,111
Transfer agency fees	22,083
Distribution and service fees
Class A	145,892
Class C	11,456
Professional fees	23,475
Reports to shareholders and printing fees	10,421
State registration fees	48,377
SEC registration fees	169
Insurance fees	1,230
Custody fees	14,738
Trustees’ fees and expenses	2,308
Miscellaneous expenses	12,807

Total Expenses	1,425,901

Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(51,771)
Class C	(1,084)
Class I	(38,056)

Net Expenses	1,334,990

Net Investment Income	642,249

Net realized gain on investments	28,988,753
Net realized gain on futures contracts	103,218
Net realized gain distributions from other investment companies	15,732
Net change in unrealized depreciation on investments	(26,973,905)
Net change in unrealized appreciation on futures contracts	55,456

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,189,254

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,831,503

See Notes to Financial Statements.

98  |  October 31, 2015

ALPS  |  WMC Research Value Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$642,249	$310,060	$612,825
Net realized gain on investments, futures contracts	29,091,971	5,958,826	6,559,877
Net realized gain distributions from other investment companies	15,732	–	13,515
Net change in unrealized appreciation/(depreciation) on investments, futures contracts	(26,918,449)	(874,500)	12,117,145
Net Increase in Net Assets Resulting from Operations	2,831,503	5,394,386	19,303,362

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(280,500)	–	(528,474)
Class C	(1,366)	–	(670)
Class I	(222,337)	–	(470,800)
Dividends to shareholders from net realized gains
Class A	(5,704,627)	–	(642,398)
Class C	(35,924)	–	(1,397)
Class I	(4,142,646)	–	(488,619)
Net Decrease in Net Assets from Distributions	(10,387,400)	–	(2,132,358)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	1,824,143	154,740	2,472,682
Class C	1,632,083	114,228	28,068
Class I	3,318,615	1,715,713	5,245,365
Dividends reinvested
Class A	5,488,048	–	1,120,556
Class C	19,609	–	2,067
Class I	4,362,161	–	958,847
Shares redeemed
Class A	(6,874,850)	(2,625,164)	(4,195,516)
Class C	(1,003,097)	–	(16,613)
Class I	(7,204,797)	(5,297,693)	(8,515,750)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	1,561,915	(5,938,176)	(2,900,294)

Net increase/(decrease) in net assets	(5,993,982)	(543,790)	14,270,710

NET ASSETS
Beginning of year	103,386,780	103,930,570	89,659,860
End of year *	$97,392,798	$103,386,780	$103,930,570

*Including accumulated net investment income/(loss) of:	$(0)	$214,377	$(138,735)

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

99  |  October 31, 2015

ALPS  |  WMC Research Value Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(d)

Net asset value, beginning of period	$12.54	$11.92	$10.01	$8.42	$8.64	$7.43

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(e)	0.06	0.03	0.06	0.08	0.06	0.06
Net realized and unrealized gain/(loss)	0.23	0.59	2.09	1.61	(0.23)	1.22

Total from investment operations	0.29	0.62	2.15	1.69	(0.17)	1.28

DISTRIBUTIONS:
From net investment income	(0.06)	–	(0.11)	(0.10)	(0.05)	(0.07)
From net realized gains	(1.20)	–	(0.13)	–	–	–

Total distributions	(1.26)	–	(0.24)	(0.10)	(0.05)	(0.07)

Net increase/(decrease) in net asset value	(0.97)	0.62	1.91	1.59	(0.22)	1.21

Net asset value, end of year	$11.57	$12.54	$11.92	$10.01	$8.42	$8.64

TOTAL RETURN(f)	2.57%	5.20%	21.70%	20.17%	(1.81)%	17.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$55,608	$59,628	$59,069	$50,142	$44,989	$48,899
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.49%	1.48%(g)	1.47%	1.51%	1.58%	1.71%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%	1.40%(g)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	0.53%	0.48%(g)	0.52%	0.95%	0.83%	0.77%
Portfolio turnover rate(h)	114%	13%	19%	34%	46%	44%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(e)	Calculated using the average shares method.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

100  |  October 31, 2015

ALPS  |  WMC Research Value Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Inception) to April 30, 2011(d)

Net asset value, beginning of period	$12.36	$11.80	$9.93	$8.39	$8.62	$6.40

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(e)	(0.03)	(0.02)	(0.02)	0.02	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	0.24	0.58	2.08	1.57	(0.20)	2.27

Total from investment operations	0.21	0.56	2.06	1.59	(0.21)	2.26

DISTRIBUTIONS:
From net investment income	(0.05)	–	(0.06)	(0.05)	(0.02)	(0.04)
From net realized gains	(1.20)	–	(0.13)	–	–	–

Total distributions	(1.25)	–	(0.19)	(0.05)	(0.02)	(0.04)

Net increase/(decrease) in net asset value	(1.04)	0.56	1.87	1.54	(0.23)	2.22

Net asset value, end of year	$11.32	$12.36	$11.80	$9.93	$8.39	$8.62

TOTAL RETURN(f)	1.87%	4.75%	20.97%	19.07%	(2.45)%	35.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$870	$257	$133	$100	$79	$14
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.24%	2.24%(g)	2.22%	2.26%	2.38%	2.49%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15%	2.15%(g)	2.15%	2.15%	2.15%	2.15%(g)
Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.30)%(g)	(0.23)%	0.19%	(0.16)%	(0.09)%(g)
Portfolio turnover rate(h)	114%	13%	19%	34%	46%	44%(i)

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(e)	Calculated using the average shares method.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.
(i)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

101  |  October 31, 2015

ALPS  |  WMC Research Value Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(d)

Net asset value, beginning of period	$12.69	$12.05	$10.10	$8.49	$8.71	$7.48

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(e)	0.09	0.05	0.09	0.11	0.09	0.07
Net realized and unrealized gain/(loss)	0.23	0.59	2.12	1.61	(0.24)	1.24

Total from investment operations	0.32	0.64	2.21	1.72	(0.15)	1.31

DISTRIBUTIONS:
From net investment income	(0.06)	–	(0.13)	(0.11)	(0.07)	(0.08)
From net realized gains	(1.20)	–	(0.13)	–	–	–

Total distributions	(1.26)	–	(0.26)	(0.11)	(0.07)	(0.08)

Net increase/(decrease) in net asset value	(0.94)	0.64	1.95	1.61	(0.22)	1.23

Net asset value, end of year	$11.75	$12.69	$12.05	$10.10	$8.49	$8.71

TOTAL RETURN(f)	2.86%	5.31%	22.11%	20.43%	(1.62)%	17.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$40,915	$43,502	$44,729	$39,417	$34,636	$29,251
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.24%	1.23%(g)	1.22%	1.26%	1.33%	1.46%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%(g)	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	0.78%	0.74%(g)	0.77%	1.20%	1.08%	0.95%
Portfolio turnover rate(h)	114%	13%	19%	34%	46%	44%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(e)	Calculated using the average shares method.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

102  |  October 31, 2015

Clough China Fund

Management Commentary	October 31, 2015 (Unaudited)

The Clough China Fund’s (the “Fund”) Class A NAV fell -3.49% for the fiscal year ended on October 31, 2015, while the MSCI China Index fell -0.70%.

Market Review

This was a volatile year for Chinese stocks. Markets soared about 30% in the first half until April 2015 before losing more than 25% in the second half between May and the end of October. The initial rally was liquidity driven as investors began to discount lower interest rates after the first interest rate cut in November 2014 when the central bank (PBOC) relaxed its policy stance from “neutral” to active easing. The rally accelerated with the launch of the Hong Kong- Shanghai Connect system which opened both domestic and Hong Kong equity markets to bi-directional, cross border investment. That attracted mainland Chinese investors to Hong Kong listed stocks which were much less expensive than Chinese stocks listed in Shanghai and Shenzhen. Investor enthusiasm eventually drove stocks to excessive valuations, particularly on the mainland bourses where the strong rally was at least partially driven by a steep rise in margin borrowing. Leveraged stock purchases reached unsustainable levels, leading market authorities to intervene to curb speculation. Curbs on margin lending contributed to a market reversal and the subsequent correction was almost as violent as the prior rally. Further interest rate cuts and commercial banks’ reserve requirements cuts by the Central Bank did not interrupt the fall until the margin leverage was cleared. This was only made possible by supportive policy measures being adopted by the PBOC, The China Securities Regulatory Commission and the Ministry of Finance. Together, these “Three Musketeers” created stock purchase vehicles and the major brokerage firms joined their efforts to calm down panicked individual investors in July. Just as markets looked to have reached a bottom and had started to stabilize, the PBOC surprised everybody on August 11th by announcing an 1.8% depreciation of the Chinese currency reference rate against the US dollar. This unexpected and unexplained decision spread questions and investor sentiment turned sharply lower once again. Share prices continued to dive until the beginning of September. From the top at the end of April to the trough on September 4th, the MSCI China index fell 35%.

Meanwhile, international investors remained skeptical about the macroeconomic scenario as China’s growth continued to weaken gradually and monthly indicators of fixed asset investments, industrial production and global trade did not show any sign of improvement. Gross Domestic Product (GDP) growth has slowed from 7.4% last year to 6.9% for the first nine months 2015. Industrial production growth has decelerated from 7.9% last December to 5.7% in September. Fixed asset investments, up 15.7% last year have risen just 10.3% through the first nine months of 2015. Chinese exports are under pressure due to softer international demand and imports are now declining due partly to lower energy and commodity prices, whereas they were up 2 – 3% in 2014. Deflationary pressures persist given weak growth both domestically and abroad and excessive industrial capacity. Indeed, the producer price index (PPI) has been in negative territory for more than 30 months, hurting corporate profits and margins.

However, as negative as they are, this data tells only part of the story. They do not mean that everything is going down in China and they certainly don’t signal a hard landing. These developments reflect the changing nature of China’s economic structure and landscape with a shift in the growth drivers far away from industrial engines towards consumption and services. The services sector reached 49.5% of GDP in the first half of 2015, up from 47.4% a year ago (and 44.3% in 2011) and it expanded by 8.4% in real term in the third quarter – versus a 6% increase for manufacturing. Household income continues to gain share in national income. Retail sales, that gained 10.7% over the first 2 months of this year are still up 10.6% over 10 months and accelerated to 11% growth in October, helped by a reacceleration in auto sales. While the manufacturing PMI (purchasing managers’ index) has declined below 50 since last August – signaling a contraction of the manufacturing sector – the non-manufacturing PMI is still healthy above 53. Money supply (M2) remains reasonably strong, picking up 13.5% in October, from 12.2% last December.

The widening gap between the different components of the economy is reflected in their diverging earnings trends. The market is a two-tier market. From an industry perspective, the securities, insurance, airlines, media, and environmental services sectors are reporting faster earnings growth than the steel, building materials, oil and gas and coal sectors, whose earnings are actually falling. In the first eight months of this year, total profits of industrial enterprises fell 1.9% year-over-year. However, the picture was very much contrasted between two camps. While profits in coal mining plunged 64.9% and ferrous metal smelting company earnings fell 51.6%, profits jumped 13.2% in the pharmaceutical equipment, 29.3% in water treatment, 13.9% in telecoms, and 12% in electrical equipment sectors1.

Portfolio Composition

Over the last twelve months, the best contributors to the Fund’s return were Tencent, CRRC and Man Wah.

Tencent is the largest weighting in the MSCI China Index and has been the largest holding in the Fund for a number of years now. It is a privately owned group, founded in 1998 and listed in Hong Kong since 2004. Tencent is a leading provider of premium messaging services, Internet value added services and online games. It is highly profitable, with a return on equity (ROE) above 30% and a 30% net profit margin. Its balance sheet is very strong with a net cash position. Recently reported third quarter earnings showed revenue up 34%, boosted by mobile games and advertising (up 102% year-over-year) and earnings per share surged 31% higher. Their instant messenger service, known as “QQ”, has the largest online community base with more than 800 million active users. Tencent is expanding into mobile payments and its powerful ecosystem continues to expand via cooperation with strategic partners.

CRRC is China’s only rolling stock manufacturer, formed from the merger of two previously competing companies, CSR and CNR in June 2015. It manufactures railway equipment, locomotives, high speed trains and freight wagons. The share price surged in

103  |  October 31, 2015

Clough China Fund

Management Commentary	October 31, 2015 (Unaudited)

December 2014 and again in April 2015 when details and terms of the merger were announced, on high expectations of cost savings synergy to be realized after the merger. The stock is no longer in the portfolio as its valuation appeared to have discounted more of the earnings upside potential.

Established in 1992, Man Wah is the leading motion recliner sofa manufacturer in China where its brand Cheers holds a 29.2% market share, while it is number three in the USA with a 10.2% market share. It is also a privately-owned company operating four production facilities in mainland China. It’s most recent results – for the first half of their fiscal year 2016 – show revenue up 15.1% and core profits grew 21%. Man Wah’s financial position is very healthy with net cash on the balance sheet, 22% ROE and a 17% net profit margin.

On the other hand, the major detractors on the Fund’s performance were Sinotrans, China Fiber Optic System and CNOOC.

Sinotrans is one of the largest logistic service providers in China, covering multiple segments of the supply chain; freight forwarding, logistics, storage and other related businesses. Its 63% subsidiary Sinoair holds a very profitable 50/50 joint venture with DHL. Sinotrans has transformed itself over the years to become a more dynamic group than in the past, for instance by disposing of their loss-making marine segment. It is a State-owned group. The share price was pressured several times this year by disappointing earnings releases. The Fund had trimmed the size of the holding, but is maintaining a position as this group is a target of the reform policy on State-owned enterprises, which should improve its fundamental quality and earnings outlook. We expect better days for Sinotrans if a successful restructuring is achieved.

As China’s largest offshore oil explorer and producer, CNOOC suffered from falling oil prices. The stock was sold out at the end of August and is no longer in the portfolio. The same observation applies to China Fiber Optic, a manufacturer of fiber optic patch cords for telecom operators that was sold out at the end of July.

Outlook

We expect China to continue to transform and to transition from the old “workshop of the world” model towards a more consumption- driven economy. It is worth highlighting that Chinese consumers are also among the major actors of these changes. Consumption patterns in China are changing faster than ever; becoming a very dynamic area where new products and new segments are enjoying very strong growth. One of the best examples of this is the spectacular rise of e-commerce. Over 361 million internet users (56% of the total) shopped online in 20142. E-commerce continued to boom this year as online sales of goods and services jumped 35% in the first ten months of 2015. Online sales of physical goods now account for around 10% of total retail sales – higher than the 6.8% proportion recorded in the United States. Another example is the takeoff experienced in leisure and entertainment spending. China’s movie box office garnered a 48% increase in revenue over the last 12 months3. China is expected to become the world’s largest movie market by 2017, overtaking the massive US market in box office revenues4.

The deep changes in Chinese consumers’ lifestyle are entrenched in the fast urbanization of the country. These developments create new investment opportunities not only in ecommerce and entertainment but also in sportswear, travel (airline passenger traffic increased 15% on the first nine months of 2015), insurance, healthcare and environmental services. Of course, mobile communications plays a key role in efficiently opening many of these markets. Online gaming, messaging services, online to offline (O2O) transactions are being driven by the rapid build out and deployment of 4G mobile data networks. The number of 4G mobile subscribers is rising very rapidly, with more than 20 million new high-speed data subscribers added every month. 4G penetration has now reached 302.4 million people, or 23.3% of the total number of mobile subscribers5 through October 2015.

There is a “New China” emerging with rapid growth, while the “Old China” of heavy industry, construction, and traditional retail networks slow down or even decline in relevance, as it was highlighted in the profitability divergences above in the first part of this report. Beijing has released its first communications of the recently approved 13th Five Year Plan which covers the years 2016 to 2020. The policy initiative from Beijing shows a target of at least 6.5% economic growth over the next five years in order to achieve the goal of “moderately prosperous society” with growth dividends to be shared by all citizens. This growth strategy is squarely focused on helping to improve the quality of life of China’s citizens which, of course, will help to boost household consumption. The government also placed a high priority on green and eco-friendly growth and on education, the establishment of a more equitable healthcare and social security systems and finally announced that it is abandoning the one-child policy introduced 36 years ago to allow all couples to have two children6. The relaxation of the one-child policy intends to address and hopefully turn around China’s demographic challenge. It may not have as strong an impact as hoped. For instance, a partial relaxation of this policy in November 2013 had actually very modest results with only 5% of qualified couples following the new rule and having a second child by the end of 2014. So if we applied the same 5% to the current number of couples who can have a second child, it implies the number of new births could reach 3 million per year, or a 17.7% increase from the 16.9mn new babies born in 20147. This may not look huge and the policy will not have a material impact on China’s labor force profile before two decades. However, assuming an average Rmb 30,000 annual spending to raise a child, this leads to some additional private consumption anyway. If the government later decides to provide financial support and better social security assistance to families, it will help the new policy to be much more efficient.

Two movements converge at the same time to push in the new direction: bottom up, the society is changing fast; top down, the policy is backing the changes and goes along with them. There is no turnaround. People are no longer workers first – they are consumers first. China has fortunately built massive infrastructure in the last thirty years. The people are moving from builders of infrastructure to users of the roads, high speed rail, buses and airports. This, again, creates new investment opportunities.

104  |  October 31, 2015

Clough China Fund

Management Commentary	October 31, 2015 (Unaudited)

As China transforms, so do Chinese equity markets and market indices. MSCI recently announced the inclusion of fourteen New York-listed Chinese ADRs effective on November 30. This is merely recognizing the rising importance taken by these e-commerce and internet sectors in the real economy. Technology-related stocks will account for 24% of your China Fund benchmark vs. 14% last month. On the other hand, the weighting of all financials will fall from 42 to 37%. Also note the weightings of New Economy and private sector companies will rise again next May since their inclusion takes place in two steps. In turn, the influence and importance of State-owned enterprises (SOEs) and Old Economy stocks will continue to wane.

When investors stop focusing and obsessing on the surface of the slowdown of China’s GDP growth in volume and start looking a bit more in depth at the changes in the nature of GDP growth, we believe that they will find reasons for optimism in the new growth engines and investment themes. Our view is that China’s fundamentals are not as dangerous as the volatility of markets. That is where Beijing’s economic reform agenda must continue to focus. A successful rebalancing requires the growth of financial markets which will be the key driver of funding the private sector led growth model. This is staunchly different than the bank-fund SOE led growth model of the past. The recommendation of the IMF to include the Chinese currency in Special Drawing Rights (SDR) likely at the end of November 2015 will encourage the Chinese government to continue to reform the financial system, which includes initiatives to establish a sustainable and healthy stock market. While some fret over the value of the Chinese Yuan exchange rate in the near term, China’s growth prospects combined with Beijing’s continued reform agenda is like to surprise on the upside and a stronger Yuan could emerge over the intermediate to long-term.

Francoise Vappereau, Co-Portfolio Manager

Eric Brock, Co-Portfolio Manager

Sources:

[1]	BBG and Citics Secs : Mining dragged down the growth. 26 Sept 2015.
[2]	CICC China Consumer Sector. 6 Nov 2015, p.6.
[3]	Bernstein: Strategy Blast, Nov 13, 2015.
[4]	Nomura, Sept 7, 2015: China Movie.
[5]	Ministry of Industry and Information Technology.
[6]	Barclays: China, Fifth Plenum emphasizes social spending and green growth; two-child policy adopted. Oct 30, 2015 + Nomura Economics. Oct 29, 2015.
[7]	Morgan Stanley: China: How many Babies? Oct 30, 2015.

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Clough Capital Partners, LP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

105  |  October 31, 2015

Clough China Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-20.89%	-3.49%	7.01%	2.22%	11.58%	2.06%	1.95%
Class A (MOP)	-25.24%	-8.80%	5.00%	1.07%	10.94%
Class C (NAV)	-21.19%	-4.25%	6.21%	1.45%	10.75%	2.87%	2.70%
Class C (CDSC)	-21.97%	-5.16%	6.21%	1.45%	10.75%
Class I1	-20.57%	-2.99%	7.43%	2.55%	12.06%	1.82%	1.70%
MSCI China Index[2]	-23.38%	-0.70%	4.91%	0.98%	10.83%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

[1]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.

106  |  October 31, 2015

Clough China Fund

Performance Update	October 31, 2015 (Unaudited)

[2]

The Morgan Stanley Capital International (“MSCI”) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of December 30, 2005.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

Top Ten Holdings (as a % of Net Assets)†

China Mobile, Ltd.	10.14%
Tencent Holdings, Ltd.	10.14%
China Construction Bank Corp., Class H	7.12%
Ping An Insurance Group Co. of China, Ltd., Class H	5.26%
Industrial & Commercial Bank of China, Ltd., Class H	4.92%
Bank of China, Ltd., Class H	4.51%
Byd Co., Ltd., Class H	2.47%
Sinopharm Group Co., Ltd., Class H	2.42%
China Petroleum & Chemical Corp., Class H	2.36%
Pacific Textile Holdings, Ltd.	2.34%
Top Ten Holdings	51.68%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Industry Sector Allocation (as a % of Net Assets)

107  |  October 31, 2015

Clough China Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

COMMON STOCKS (89.42%)
Communications (14.48%)
Internet (1.19%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	10,400	$871,832

Telecommunications (13.29%)
China Mobile, Ltd.	621,000	7,445,725
China Telecom Corp., Ltd., Class H	1,758,000	917,012
China Unicom Hong Kong, Ltd.	644,000	784,835
ZTE Corp., Class H	255,800	615,990

		9,763,562

TOTAL COMMUNICATIONS		10,635,394

Consumer Discretionary (0.72%)
Specialty Retail (0.72%)
China ZhengTong Auto Services Holdings, Ltd.	1,187,500	531,433

TOTAL CONSUMER DISCRETIONARY		531,433

Consumer, Cyclical (16.91%)
Airlines (0.98%)
Air China, Ltd., Class H	750,000	722,412

Apparel (1.83%)
Best Pacific International Holdings, Ltd.	370,000	158,014
Shenzhou International Group Holdings, Ltd.	170,000	837,755
Texhong Textile Group, Ltd.	470,500	348,966

		1,344,735

Auto Manufacturers (4.50%)
BAIC Motor Corp., Ltd., Class H(b)	439,500	387,406
Brilliance China Automotive Holdings, Ltd.	214,000	296,742
Byd Co., Ltd., Class H(a)	292,000	1,815,571
Great Wall Motor Co., Ltd., Class H	660,500	802,087

		3,301,806

Auto Parts & Equipment (0.68%)
Fuyao Glass Industry Group Co., Ltd., Class H(a)(b)	232,800	497,685

Retail (4.52%)
Baoxin Auto Group, Ltd.	701,500	289,631
Giordano International, Ltd.	1,412,000	757,690
Li Ning Co., Ltd.(a)	1,642,500	855,797

	Shares	Value (Note 2)

Retail (continued)
Man Wah Holdings, Ltd.	1,239,112	$1,415,526

		3,318,644

Textiles (4.40%)
Anta Sports Products, Ltd.	377,000	1,054,593
Pacific Textile Holdings, Ltd.	1,202,000	1,715,855
Texwinca Holdings, Ltd.	476,000	463,234

		3,233,682

TOTAL CONSUMER, CYCLICAL		12,418,964

Consumer, Non-Cyclical (4.17%)
Biotechnology (0.71%)
3SBio, Inc.(a)(b)	461,500	520,240

Food (0.40%)
China Mengniu Dairy Co., Ltd.	80,000	154,960
China Modern Dairy Holdings, Ltd.	462,000	138,970

		293,930

Healthcare Products (0.32%)
Hengan International Group Co., Ltd.	21,500	232,166

Household Products & Wares (0.32%)
Biostime International Holdings, Ltd.	106,500	236,467

Pharmaceuticals (2.42%)
Sinopharm Group Co., Ltd., Class H	432,000	1,780,322

TOTAL CONSUMER, NON-CYCLICAL		3,063,125

Energy (3.79%)
Oil & Gas (3.79%)
China Petroleum & Chemical Corp., Class H	2,400,120	1,730,112
PetroChina Co., Ltd., Class H	1,344,000	1,052,223

		2,782,335

TOTAL ENERGY		2,782,335

Financials (28.29%)
Banks (17.97%)
Bank of China, Ltd., Class H	7,030,437	3,315,283
China Construction Bank Corp., Class H	7,216,080	5,229,897
China Merchants Bank Co., Ltd., Class H	396,000	1,033,923

108  |  October 31, 2015

Clough China Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

Banks (continued)
Industrial & Commercial Bank of China, Ltd., Class H	5,698,967	$3,614,888

		13,193,991

Insurance (7.42%)
China Life Insurance Co., Ltd., Class H	440,000	1,586,677
Ping An Insurance Group Co. of China, Ltd., Class H	688,500	3,864,723

		5,451,400

Real Estate (2.90%)
China Overseas Land & Investment, Ltd.	332,000	1,072,316
China Resources Land, Ltd.	408,000	1,060,224

		2,132,540

TOTAL FINANCIALS		20,777,931

Industrials (8.07%)
Building Materials (1.17%)
Anhui Conch Cement Co., Ltd., Class H	281,500	858,941

Construction & Engineering (0.39%)
China Railway Group, Ltd., Class H	305,000	287,305

Electrical Components & Equipment (1.38%)
Xinjiang Goldwind Science & Technology Co., Ltd.	537,400	1,009,222

Engineering & Construction (3.28%)
China Communications Construction Co., Ltd., Class H	559,000	771,525
China Railway Construction Corp., Ltd., Class H	1,097,000	1,639,780

		2,411,305

Transportation Infrastructure (1.85%)
Cosco International Holdings, Ltd.	1,382,000	795,257
Sinotrans, Ltd., Class H	1,037,000	563,100

		1,358,357

TOTAL INDUSTRIALS		5,925,130

	Shares	Value (Note 2)

Technology (12.12%)
Computers (1.40%)
PAX Global Technology, Ltd.	784,000	1,025,206
Internet (10.13%)
Tencent Holdings, Ltd.	394,900	$7,443,620

Internet Software & Services (0.59%)
Baidu, Inc., Sponsored ADR(a)	2,300	431,181

TOTAL TECHNOLOGY		8,900,007

Utilities (0.87%)
Electric (0.87%)
China Power International Development, Ltd.	1,011,000	635,345

TOTAL UTILITIES		635,345

TOTAL COMMON STOCKS
(Cost $56,988,470)		65,669,664

PARTICIPATION NOTES (3.79%)
Consumer, Cyclical (2.22%)
Auto Manufacturers (2.22%)
Chongqing Changan Automobile Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 02/04/16(a)(b)	234,700	571,750
Zhengzhou Yutong Bus Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/17(a)(b)	305,635	1,060,470

		1,632,220

TOTAL CONSUMER, CYCLICAL		1,632,220

Consumer, Non-Cyclical (0.80%)
Pharmaceuticals (0.80%)
Jiangsu Hengrui Medicine Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 03/16/17(a)(b)	70,600	587,262

TOTAL CONSUMER, NON-CYCLICAL		587,262

109  |  October 31, 2015

Clough China Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)

Industrials (0.77%)
Engineering & Construction (0.77%)
Shanghai International Airport Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/18/15(a)(b)	118,665	$567,639

TOTAL INDUSTRIALS		567,639

TOTAL PARTICIPATION NOTES (Cost $2,086,714)		2,787,121

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (0.23%)
Money Market Fund (0.23%)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.096%	170,634	170,634

TOTAL SHORT TERM INVESTMENTS (Cost $170,634)			170,634

TOTAL INVESTMENTS (93.44%) (Cost $59,245,818)			$68,627,419

Other Assets In Excess Of Liabilities (6.56%)			4,816,068

NET ASSETS (100.00%)			$73,443,487

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2015, the aggregate market value of those securities was $4,192,452, representing 5.71% of net assets.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

110  |  October 31, 2015

Clough China Fund

Statement of Assets and Liabilities	October 31, 2015

ASSETS
Investments, at value	$68,627,419
Foreign currency, at value (Cost $4,053,719)	4,053,438
Receivable for investments sold	4,365,047
Receivable for shares sold	45,565
Dividends receivable	5,450
Prepaid expenses and other assets	15,666

Total Assets	77,112,585

LIABILITIES
Payable for investments purchased	3,489,203
Payable for shares redeemed	24,104
Investment advisory fees payable	69,536
Administration and transfer agency fees payable	15,874
Distribution and services fees payable	14,193
Professional fees payable	26,737
Accrued expenses and other liabilities	29,451

Total Liabilities	3,669,098

NET ASSETS	$73,443,487

NET ASSETS CONSIST OF
Paid-in capital	$66,982,750
Accumulated net investment income	1,041,894
Accumulated net realized loss on investments and foreign currency transactions	(3,962,411)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,381,254

NET ASSETS	$73,443,487

INVESTMENTS, AT COST	$59,245,818

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$21.74
Net Assets	$25,276,032
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,162,817
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$23.01
Class C:
Net Asset Value, offering and redemption price per share(a)	$20.72
Net Assets	$10,395,052
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	501,691
Class I:
Net Asset Value, offering and redemption price per share	$22.28
Net Assets	$37,772,403
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,695,228

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

111  |  October 31, 2015

Clough China Fund

Statement of Operations	For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends	$ 2,460,152
Foreign taxes withheld on dividends	(182,064)

Total Investment Income	2,278,088

EXPENSES
Investment advisory fees	1,201,044
Administrative fees	149,602
Transfer agency fees	4,276
Distribution and service fees
Class A	77,090
Class C	120,646
Professional fees	37,960
Networking fees
Class A	8,953
Class C	8,443
Class I	30,077
Reports to shareholders and printing fees	14,899
State registration fees	41,307
Insurance fees	984
Custody fees	48,940
Trustees’ fees and expenses	2,068
Miscellaneous expenses	13,617

Total Expenses	1,759,906

Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(10,535)
Class C	(9,198)
Class I	(30,012)

Net Expenses	1,710,161

Net Investment Income	567,927

Net realized loss on investments	(1,783,943)
Net realized loss on foreign currency transactions	(2,052)
Net change in unrealized depreciation on investments	(5,134,658)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(3,357)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(6,924,010)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (6,356,083)

See Notes to Financial Statements.

112  |  October 31, 2015

Clough China Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$567,927	$1,526,148	$500,278
Net realized gain/(loss) on investments and foreign currency transactions	(1,785,995)	2,049,534	2,061,432
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(5,138,015)	6,054,295	(5,382,680)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,356,083)	9,629,977	(2,820,970)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(646,687)	–	(300,642)
Class C	(212,498)	–	(39,515)
Class I	(889,808)	–	(359,841)
Dividends to shareholders from net realized gains
Class A	(599,361)	–
Class C	(236,066)	–
Class I	(777,420)	–

Net Decrease in Net Assets from Distributions	(3,361,840)	–	(699,998)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	9,834,811	3,360,623	13,818,283
Class C	4,114,019	896,076	4,109,696
Class I	39,761,433	8,345,000	17,778,504
Dividends reinvested
Class A	858,834	–	401,410
Class C	247,634	–	21,934
Class I	1,031,976	–	167,997
Shares redeemed, net of redemption fees
Class A	(13,529,955)	(7,865,957)	(14,337,423)
Class C	(4,280,998)	(1,541,832)	(4,986,624)
Class I	(36,894,860)	(6,269,825)	(8,919,474)

Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	1,142,894	(3,075,915)	8,054,303

Net increase/(decrease) in net assets	(8,575,029)	6,554,062	4,533,335
NET ASSETS
Beginning of year	82,018,516	75,464,454	70,931,119

End of year *	$73,443,487	$82,018,516	$75,464,454

*Including accumulated net investment income of:	$1,041,894	$1,699,179	$173,708

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

113  |  October 31, 2015

Clough China Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

Net asset value, beginning of period	$23.50	$20.72	$21.45	$18.43	$21.02	$18.21

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.12	0.45	0.12	0.15	0.02	(0.04)
Net realized and unrealized gain/(loss)	(0.92)	2.33	(0.69)	2.90	(2.61)	2.94

Total from investment operations	(0.80)	2.78	(0.57)	3.05	(2.59)	2.90

DISTRIBUTIONS:
From net investment income	(0.50)	–	(0.17)	(0.03)	–	(0.09)
From net realized gains	(0.46)	–	–	–	–	–

Total distributions	(0.96)	–	(0.17)	(0.03)	–	(0.09)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)	0.01	0.00(c)	0.00(c)	0.00(b)(c)

Net increase/(decrease) in net asset value	(1.76)	2.78	(0.73)	3.02	(2.59)	2.81

Net asset value, end of year	$21.74	$23.50	$20.72	$21.45	$18.43	$21.02

TOTAL RETURN(d)	(3.49)%	13.42%	(2.69)%	16.54%	(12.32)%	16.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$25,276	$30,526	$31,164	$32,709	$30,542	$44,616
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.98%	2.06%(e)	2.06%	2.14%	2.08%	2.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%	1.95%(e)	1.95%	1.95%	1.95%	1.89%(f)
Ratio of net investment income/(loss) to average net assets	0.50%	3.96%(e)	0.55%	0.78%	0.13%	(0.22)%
Portfolio turnover rate(g)	193%	76%	232%	221%	174%	170%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation changed from 1.85% to 1.95% effective January 1, 2011.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

114  |  October 31, 2015

Clough China Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

Net asset value, beginning of period	$22.53	$19.94	$20.71	$17.90	$20.58	$17.89

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.04)	0.33	(0.02)	0.01	(0.11)	(0.21)
Net realized and unrealized gain/(loss)	(0.89)	2.26	(0.68)	2.80	(2.57)	2.90

Total from investment operations	(0.93)	2.59	(0.70)	2.81	(2.68)	2.69

DISTRIBUTIONS:
From net investment income	(0.42)	–	(0.07)	–	–	(0.00)(c)
From net realized gains	(0.46)	–	–	–	–	–

Total distributions	(0.88)	–	(0.07)	–	–	(0.00)(c)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)

Net increase/(decrease) in net asset value	(1.81)	2.59	(0.77)	2.81	(2.68)	2.69

Net asset value, end of year	$20.72	$22.53	$19.94	$20.71	$17.90	$20.58

TOTAL RETURN(d)	(4.25)%	12.99%	(3.43)%	15.70%	(13.02)%	15.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,395	$11,575	$10,866	$12,251	$11,674	$16,848
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.78%	2.87%(e)	2.86%	2.94%	2.88%	2.86%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70%	2.70%(e)	2.70%	2.70%	2.70%	2.70%
Ratio of net investment income/(loss) to average net assets	(0.18)%	3.08%(e)	(0.09)%	0.07%	(0.62)%	(1.10)%
Portfolio turnover rate(f)	193%	76%	232%	221%	174%	170%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

115  |  October 31, 2015

Clough China Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

Net asset value, beginning of period	$23.97	$21.11	$21.82	$18.71	$21.30	$18.41
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.23	0.45	0.19	0.13	0.06	(0.01)
Net realized and unrealized gain/(loss)	(1.00)	2.41	(0.69)	3.02	(2.65)	3.03

Total from investment operations	(0.77)	2.86	(0.50)	3.15	(2.59)	3.02

DISTRIBUTIONS:
From net investment income	(0.53)	–	(0.21)	(0.06)	–	(0.13)
From net realized gains	(0.46)	–	–	–	–	–

Total distributions	(0.99)	–	(0.21)	(0.06)	–	(0.13)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.07	0.00(c)	0.00(c)	0.02	0.00(c)	0.00(c)

Net increase/(decrease) in net asset value	(1.69)	2.86	(0.71)	3.11	(2.59)	2.89

Net asset value, end of year	$22.28	$23.97	$21.11	$21.82	$18.71	$21.30

TOTAL RETURN(d)	(2.99)%	13.55%	(2.41)%	16.95%	(12.16)%	16.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$37,772	$39,917	$33,435	$25,972	$28,868	$41,054
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.77%	1.82%(e)	1.81%	1.94%	1.85%	1.85%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70%	1.70%(e)	1.70%	1.70%	1.70%	1.53%(f)
Ratio of net investment income/(loss) to average net assets	0.95%	3.89%(e)	0.83%	0.69%	0.33%	(0.03)%
Portfolio turnover rate(g)	193%	76%	232%	221%	174%	170%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation changed from 1.40% to 1.70% effective January 1, 2011.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

116  |  October 31, 2015

RiverFront Global Allocation Series

Management Commentary	October 31, 2015 (Unaudited)

Year in Review for RiverFront Funds:

The past twelve months ended October 31, 2015 have proved volatile for our strategy positioning. At the end of 2014, we saw oil prices plunge, high yield spreads widen, and Treasury yields fall to lows of the year while Europe continued to struggle with deflation pressures. As we transitioned into 2015, the first several months became the first act of a currency story as the European Central Bank (ECB) began its Quantitative Easing (QE) policy, the Federal Reserve (Fed) stated its intent to raise interest rates, and the Bank of Japan (BOJ) slowed the rate of yen depreciation. The ECB’s announcement of a €60 billion per month purchase program of covered bonds, sovereign debt, and asset backed securities caused the euro to depreciate relative to the dollar. The US economy showed signs of strength, with a falling unemployment rate and the Fed removing “patient” from its commentary; the resulting expectation of higher interest rates caused further dollar strength. RiverFront responded to the ECB’s announcement by making a currency-hedged investment in Europe; this move enabled our US investors to experience the return of the local European market without experiencing the effect of the depreciating euro in dollar terms. Additionally, we continued to hold hedged investments in Japan.

Following the unsettling August/September decline in stocks around the world, the recovery in October was rewarding for those who held their nerve. However, even with October’s rebound, uncertainty continues to loom. The fact remains that investor confidence is shaken, and skepticism remains high. China, interest rates in the US, oil prices, and earnings (both in the US and abroad) all continue to dominate headlines and raise valid questions about growth as we move into 2016.

As we look back over the past several months, there have been plenty of reasons for uncertainty. The announcement that the Chinese government had devalued the yuan prompted another round of fears of a global slowdown. Further concerns mounted after the Federal Open Market Committee failed to raise interest rates for the first time in 9 years. The market went into risk-off mode in both instances, and the yen and euro rallied versus the dollar over the quarter. These developments negatively impacted our fund performance for a period because we had a pro-dollar investment thesis, whereby we invested in Europe and Japan on a currency-hedged basis. Additionally, the risk-off sentiment in the market helped investors that had invested in longer duration Treasuries. However, our funds have avoided making long duration investments due to our anticipation of the Fed starting liftoff in 2015, and thus our funds did not participate in the Treasury rally.

Going into the fourth quarter of calendar 2015, we no longer believe that the Fed will initiate a rate increase prior to year-end. However, we believe that Europe and Japan will continue to benefit from Quantitative Easing, which in turn should cause their currencies to depreciate. Given our thesis for the remainder of the year, we will monitor U.S. economic data closely to determine whether adjustments need to be made to the current strategy positioning. The portfolios will continue to be overweight developed international at the expense of domestic U.S. equities. Additionally, we believe the slowdown in China will continue to have a profound effect on emerging markets, as these economies struggle with slowing demand for commodities, depreciating currencies, and repaying dollar-denominated debt. We believe that when the Fed raises rates in the US, emerging markets economies will experience even greater capital outflows. Hence, we will continue to avoid owning emerging markets in the funds because we do not foresee a catalyst to create growth in this asset class in the near term.

Performance Discussion for the Balanced Funds (RiverFront Conservative Income Builder Fund, RiverFront Moderate Growth & Income Fund):

In discussing the performance of the RiverFront funds, it is important to keep in mind their global allocation mandate. All of the RiverFront offerings have exposure to multi-cap, global equities; our balanced funds have the addition of fixed income. The table below illustrates the disparity of returns across the major indices during the most recent quarter, which resulted in varying degrees of relative performance when compared to the traditional single index, mutual fund benchmark.

Benchmark Indexes*	Twelve months ended 10/31/2015 Returns**
S&P 500 Total Return	5.20%
S&P 1000 Total Return	3.26%
MSCI EAFE (Net)	-0.07%
MSCI Emerging Markets (Net)	-14.53%
MSCI All Country World Index (Net)	-0.03%
Barclays US Aggregate	1.96%
Barclays US Treasury Index	2.39%
Barclays US Short Treasury Index (1-3M)	0.01%

Data as of 10/31/2015

*	For index definitions see footnotes at the end of the Management Commentary and below the performance data on the following pages.
**	For a complete presentation of RiverFront Mutual Fund and relevant benchmark performance, please refer to the Performance Update on the following pages.

The RiverFront balanced funds underperformed their benchmarks over the trailing twelve month period, largely due to the fact that these funds were overweight developed international equity relative to US equity. Additionally, these funds were underweight fixed income, given our preference for equity over fixed income.

Contributors:

•

Despite the allocation drag from being overweight in developed international, positive selection helped keep the category positive with positions in both Europe and Japan that hedged out the respective currencies.

117  |  October 31, 2015

RiverFront Global Allocation Series

Management Commentary	October 31, 2015 (Unaudited)

•	Core US equity contributed positively as a result of both allocation and selection.
•	Positive sectors included exposure to real estate investment trusts (REITs), food and drug retailing within consumer staples, and large pharmaceuticals within healthcare.

Detractors:

•	The underweight to traditional fixed income in favor of high yield impacted the portfolio negatively.
•

Although our bias towards securities that hedge currency exposure helped keep developed international positive as a category, there were several country selections that had a negative impact on performance including Spain, Norway, and Germany.

•	Within US equity, Master Limited Partnerships (MLPs) had a negative impact.
•

Energy was one of the worst performing sectors over the period. We were neutral energy which impacted negatively from an allocation standpoint; however, there was also negative selection due to our exposure to the oil services sector.

Performance Discussion for Growth Funds (RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund):

The RiverFront growth funds outperformed their benchmarks over the trailing twelve month period, largely due to the positions that hedged currencies that are discussed above. The following points detail more specific contributors and detractors:

Contributors:

•	Selection within developed international markets outweighed the negative allocation impact – specifically the allocations to Europe and Japan (both on a currency hedged basis).
•	Allocation to micro- and small- cap contributed positively.
•	Within US equity, underweights to oil sensitive sectors such as energy and materials contributed positively.

Detractors:

•	The overall underweight to US equity had a slightly negative allocation impact.
•	Within US equity, Master Limited Partnerships (MLPs) impacted negatively.
•	Our underweight to tech, specifically large cap tech names, negatively impacted returns.
•	We also had negative impact from the underweight to consumer discretionary and negative selection impact within specialty retail.
•	Within developed international, several country selections impacted performance negatively, including Spain, Norway, and Germany.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury, excluding Treasury bills and certain special issues, such as state and local government series bonds (SLGs) and U.S. Treasury TIPS.

The Barclays U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

118  |  October 31, 2015

RiverFront Conservative Income Builder Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder  would  pay  on  Fund  distributions  or  the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-1.66%	0.40%	4.29%	4.22%	2.71%	1.47%
Class A (MOP)	-7.05%	-5.11%	2.36%	2.38%
Class C (NAV)	-1.97%	-0.39%	3.52%	3.46%	3.46%	2.22%
Class C (CDSC)	-2.95%	-1.35%	3.52%	3.46%
Class I	-1.48%	0.60%	4.53%	4.48%	2.44%	1.22%
Barclays U.S. Aggregate Bond Index[1]	-0.10%	1.96%	1.65%	1.67%
30% S&P 500® and 70% Barclays U.S. Aggregate Bond[1,2]	0.29%	3.13%	5.95%	5.78%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

119  |  October 31, 2015

RiverFront Conservative Income Builder Fund

Performance Update	October 31, 2015 (Unaudited)

[1]

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
^	Fund inception date of August 31, 2012.
*

What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016 and Acquired Fund Fees and Expenses of 0.32%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Strategic Income Fund	9.82%
Guggenheim BulletShares 2018 Corporate Bond ETF	8.50%
Guggenheim BulletShares 2017 Corporate Bond ETF	8.49%
Guggenheim BulletShares 2016 Corporate Bond ETF	8.47%
WisdomTree® Europe Hedged Equity Fund	6.23%
WisdomTree® LargeCap Dividend Fund	5.11%
iShares® MSCI Japan ETF	4.95%
iShares® Core S&P 500® ETF	4.74%
iShares® Barclays 1-3 Year Credit Bond ETF	4.32%
PIMCO Enhanced Short Maturity Active ETF	3.39%
Top Ten Holdings	64.02%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

120  |  October 31, 2015

RiverFront Dynamic Equity Income Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on  Fund  distributions  or  the  redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-4.03%	1.64%	8.18%	6.64%	7.55%	1.78%	1.54%
Class A (MOP)	-9.30%	-3.94%	6.18%	5.44%	6.40%
Class C (NAV)	-4.41%	0.86%	7.36%	5.84%	6.74%	2.54%	2.29%
Class C (CDSC)	-5.36%	-0.10%	7.36%	5.84%	6.74%
Class I	-3.91%	1.83%	8.45%	6.91%	7.81%	1.54%	1.29%
MSCI All Country World Index[1]	-4.77%	-0.03%	9.92%	7.68%	8.70%
70% MSCI ACWI and 30% Barclays U.S. Aggregate Bond[1,2]	-3.26%	0.77%	7.51%	6.48%	7.28%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

121  |  October 31, 2015

RiverFront Dynamic Equity Income Fund

Performance Update	October 31, 2015 (Unaudited)

[1]

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*

What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016 and Acquired Fund Fees and Expenses of 0.39%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	19.47%
iShares® MSCI Japan ETF	7.94%
RiverFront Strategic Income Fund	6.87%
PowerShares® S&P 500® High Dividend Portfolio	6.52%
iShares® Currency Hedged MSCI Germany ETF	6.16%
WisdomTree® Japan Hedged Equity Fund	4.24%
SPDR® Barclays Short Term High Yield Bond ETF	4.17%
SPDR® Morgan Stanley Technology ETF	3.66%
Market Vectors® Oil Service ETF	3.66%
PowerShares® KBW Bank Portfolio	3.34%
Top Ten Holdings	66.03%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

122  |  October 31, 2015

RiverFront Global Allocation Fund
Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-4.91%	1.23%	8.39%	5.95%	6.78%	1.89%	1.54%
Class A (MOP)	-10.16%	-4.31%	6.36%	4.74%	5.64%
Class C (NAV)	-5.30%	0.46%	7.59%	5.14%	5.99%	2.64%	2.29%
Class C (CDSC)	-6.24%	-0.46%	7.59%	5.14%	5.99%
Class I	-4.77%	1.49%	8.66%	6.18%	7.02%	1.65%	1.29%
MSCI All Country World Index[1]	-4.77%	-0.03%	9.92%	7.68%	8.70%
80% MSCI ACWI and 20% Barclays U.S. Aggregate Bond[1,2]	-3.75%	0.52%	8.32%	6.90%	7.77%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

123  |  October 31, 2015

RiverFront Global Allocation Fund
Performance Update	October 31, 2015 (Unaudited)

[1]

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*

What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016 and Acquired Fund Fees and Expenses of 0.39%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	20.87%
iShares® MSCI Japan ETF	8.57%
iShares® Currency Hedged MSCI Germany ETF	6.56%
SPDR® Morgan Stanley Technology ETF	5.34%
WisdomTree® Japan Hedged Equity Fund	4.74%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	3.64%
Vanguard® FTSE Developed Markets ETF	3.54%
Market Vectors® Oil Service ETF	3.43%
iShares® U.S. Consumer Goods ETF	3.18%
Vanguard® FTSE Europe ETF	2.89%
Top Ten Holdings	62.76%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

124  |  October 31, 2015

RiverFront Global Growth Fund
Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-5.42%	1.34%	9.38%	6.50%	10.12%	1.78%	1.55%
Class A (MOP)	-10.63%	-4.24%	7.35%	5.29%	10.12%
Class C (NAV)	-5.79%	0.59%	8.56%	5.73%	9.31%	2.53%	2.30%
Class C (CDSC)	-6.73%	-0.31%	8.56%	5.73%	9.31%
Class I	-5.33%	1.51%	9.62%	6.78%	10.39%	1.76%	1.30%
Class L1	-5.34%	1.59%	9.66%	6.78%	10.39%	1.42%	1.30%
Investor Class	-5.45%	1.28%	9.36%	6.52%	10.10%	1.78%	1.55%
MSCI All Country World Index[2]	-4.77%	-0.03%	9.92%	7.68%	11.85%
S&P 500® Total Return Index[3]	0.77%	5.20%	16.20%	14.33%	14.45%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

125  |  October 31, 2015

RiverFront Global Growth Fund

Performance Update	October 31, 2015 (Unaudited)

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.
[2]

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[3]

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of October 28, 2008.
*

What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016 and Acquired Fund Fees and Expenses of 0.40%. Please see the prospectus for additional information.

The Class A, C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	22.10%
iShares® MSCI Japan ETF	9.80%
iShares® Currency Hedged MSCI Germany ETF	6.62%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	6.10%
WisdomTree® Japan Hedged Equity Fund	5.38%
SPDR® Morgan Stanley Technology ETF	5.36%
Market Vectors® Oil Service ETF	3.89%
Vanguard® FTSE Developed Markets ETF	3.83%
Vanguard® FTSE Europe ETF	2.95%
PowerShares® KBW Bank Portfolio	2.76%
Top Ten Holdings	68.79%

† Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents

Portfolio Composition (as a % of Net Assets)

126  |  October 31, 2015

RiverFront Moderate Growth & Income Fund

Performance Update	October 31, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2015)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2015)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-2.27%	1.33%	6.83%	5.85%	6.30%	1.66%	1.50%
Class A (MOP)	-7.67%	-4.26%	4.83%	4.66%	5.16%
Class C (NAV)	-2.72%	0.52%	6.00%	5.03%	5.50%	2.42%	2.25%
Class C (CDSC)	-3.69%	-0.42%	6.00%	5.03%	5.50%
Class I	-2.30%	1.50%	7.04%	6.09%	6.55%	1.42%	1.25%
S&P 500® Total Return Index[1]	0.77%	5.20%	16.20%	14.33%	14.81%
50% S&P 500® and 50% Barclays U.S. Aggregate Bond[1,2]	0.48%	3.82%	8.86%	8.76%	9.14%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

127  |  October 31, 2015

RiverFront Moderate Growth & Income Fund

Performance Update	October 31, 2015 (Unaudited)

[1]

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*

What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016 and Acquired Fund Fees and Expenses of 0.35%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	11.86%
RiverFront Strategic Income Fund	9.79%
iShares® MSCI Japan ETF	6.09%
PowerShares® Europe Currency Hedged Low Volatility Portfolio	3.63%
PIMCO Enhanced Short Maturity Active ETF	3.63%
Market Vectors® Oil Service ETF	3.58%
SPDR® Morgan Stanley Technology ETF	3.48%
iShares® Core S&P 500® ETF	3.40%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	3.16%
Consumer Staples Select Sector SPDR® Fund	3.12%
Top Ten Holdings	51.74%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

128  |  October 31, 2015

RiverFront Conservative Income Builder Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (97.37%)
Debt (57.23%)
Guggenheim BulletShares 2016 Corporate Bond ETF	45,121	$1,000,784
Guggenheim BulletShares 2017 Corporate Bond ETF	44,118	1,003,243
Guggenheim BulletShares 2018 Corporate Bond ETF	47,381	1,004,477
iShares® 0-5 Year High Yield Corporate Bond ETF	5,930	276,694
iShares® 1-3 Year Treasury Bond ETF	3,384	287,065
iShares® Barclays 1-3 Year Credit Bond ETF	4,854	510,932
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	3,629	351,686
PIMCO Enhanced Short Maturity Active ETF	3,967	400,191
RiverFront Strategic Income Fund(a)	47,086	1,160,199
SPDR® Barclays Short Term Corporate Bond ETF	12,466	381,085
SPDR® Barclays Short Term High Yield Bond ETF	14,223	388,288

		6,764,644

Equity (40.14%)
Consumer Staples Select Sector SPDR® Fund	2,415	120,460
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	11,566	322,460
iShares® Core S&P 500® ETF	2,681	560,463
iShares® Currency Hedged MSCI Germany ETF	8,936	225,009
iShares® Currency Hedged MSCI Italy ETF(b)	7,567	182,092
iShares® MSCI Japan ETF	47,472	584,855
iShares® U.S. Consumer Goods ETF	1,514	165,798
Market Vectors® Oil Service ETF	3,113	95,164
PowerShares® Aerospace & Defense Portfolio	2,360	84,370
PowerShares® Europe Currency Hedged Low Volatility Portfolio	6,800	171,428
PowerShares® KBW Bank Portfolio	3,910	146,430
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	4,762	120,957
PowerShares® S&P 500® High Dividend Portfolio	3,454	114,846
SPDR® Morgan Stanley Technology ETF	2,309	126,672
WisdomTree® Europe Hedged Equity Fund	12,122	736,775

	Shares	Value (Note 2)
Equity (continued)
WisdomTree® Japan Hedged Equity Fund	5,458	$290,857
WisdomTree® Japan SmallCap Dividend Fund	1,633	91,546
WisdomTree® LargeCap Dividend Fund	8,318	603,720

		4,743,902

TOTAL EXCHANGE TRADED FUNDS (Cost $11,417,697)		11,508,546

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (6.80%)
Money Market Fund (6.80%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.097%	804,170	804,170

TOTAL SHORT TERM INVESTMENTS (Cost $804,170)			804,170

TOTAL INVESTMENTS (104.17%) (Cost $12,221,867)			$12,312,716

Liabilities In Excess Of Other Assets (-4.17%)			(492,624)

NET ASSETS (100.00%)			$11,820,092

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
(b)	Non-Income Producing Security.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

KBW- Keefe, Bruyette, & Woods.

MSCI - Morgan Stanley Capital International.

PIMCO - Pacific Investment Management Company.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

129  |  October 31, 2015

RiverFront Dynamic Equity Income Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)
COMMON STOCKS (4.68%)
Consumer, Cyclical (0.78%)
Retail (0.78%)
Costco Wholesale Corp.	3,796	$600,224

TOTAL CONSUMER, CYCLICAL		600,224

Consumer, Non-Cyclical (2.31%)
Beverages (0.50%)
PepsiCo, Inc.	3,742	382,395

Pharmaceuticals (1.81%)
Bristol-Myers Squibb Co.	11,907	785,266
Pfizer, Inc.	18,223	616,302

		1,401,568

TOTAL CONSUMER, NON-CYCLICAL		1,783,963

Industrial (1.10%)
Machinery, Construction & Mining (0.50%)
Caterpillar, Inc.	5,365	391,592

Miscellaneous Manufacturers (0.60%)
3M Co.	2,944	462,826

TOTAL INDUSTRIAL		854,418

Technology (0.49%)
Software (0.49%)
Paychex, Inc.	7,418	382,620

TOTAL TECHNOLOGY		382,620

TOTAL COMMON STOCKS (Cost $3,373,821)		3,621,225

EXCHANGE TRADED FUNDS (92.51%)
Debt (11.05%)
RiverFront Strategic Income Fund(a)	215,714	5,315,193
SPDR® Barclays Short Term High Yield Bond ETF	118,235	3,227,815

		8,543,008

Equity (81.46%)
Consumer Staples Select Sector SPDR® Fund	49,964	2,492,204
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	80,974	2,257,555
Global X FTSE Nordic Region ETF	14,623	325,069
iShares® Core S&P 500® ETF	10,764	2,250,214

	Shares	Value (Note 2)
Equity (continued)
iShares® Currency Hedged MSCI Germany ETF	188,991	$4,758,793
iShares® Currency Hedged MSCI Italy ETF(b)	48,243	1,160,920
iShares® MSCI Japan ETF	497,997	6,135,323
iShares® MSCI United Kingdom ETF	53,784	939,606
iShares® U.S. Home Construction ETF	28,614	778,015
Market Vectors® Oil Service ETF	92,605	2,830,935
PowerShares® Aerospace & Defense Portfolio	22,076	789,217
PowerShares® Europe Currency Hedged Low Volatility Portfolio	68,209	1,719,549
PowerShares® KBW Bank Portfolio	69,039	2,585,511
PowerShares® S&P 500® Ex- Rate Sensitive Low Volatility Portfolio	58,994	1,498,477
PowerShares® S&P 500® High Dividend Portfolio	151,724	5,044,823
SPDR® Morgan Stanley Technology ETF	51,617	2,831,709
Vanguard® FTSE Europe ETF	42,681	2,222,826
Vanguard® Information Technology ETF	3,716	410,469
Vanguard® Telecommunication Services ETF	16,020	1,372,433
WisdomTree® Europe Hedged Equity Fund	247,643	15,051,742
WisdomTree® Japan Hedged Equity Fund	61,495	3,277,069
WisdomTree® Japan SmallCap Dividend Fund	13,408	751,653
WisdomTree® LargeCap Dividend Fund	20,584	1,493,987

		62,978,099

TOTAL EXCHANGE TRADED FUNDS (Cost $69,870,044)		71,521,107

130  |  October 31, 2015

RiverFront Dynamic Equity Income Fund

Statement of Investments	October 31, 2015

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.51%)
Money Market Fund (2.51%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.097%	1,939,710	$1,939,710

TOTAL SHORT TERM INVESTMENTS (Cost $1,939,710)			1,939,710

TOTAL INVESTMENTS (99.70%) (Cost $75,183,575)			$77,082,042

Other Assets In Excess Of Liabilities (0.30%)			233,478

NET ASSETS (100.00%)			$77,315,520

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
(b)	Non-Income Producing Security.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

KBW- Keefe, Bruyette, & Woods.

MSCI - Morgan Stanley Capital International.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

131  |  October 31, 2015

RiverFront Global Allocation Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)
COMMON STOCKS (4.67%)
Consumer, Cyclical (0.79%)
Retail (0.79%)
Costco Wholesale Corp.	2,214	$350,077

TOTAL CONSUMER, CYCLICAL		350,077

Consumer, Non-Cyclical (2.27%)
Beverages (0.50%)
PepsiCo, Inc.	2,160	220,730

Pharmaceuticals (1.77%)
Bristol-Myers Squibb Co.	6,520	429,994
Pfizer, Inc.	10,520	355,787

		785,781

TOTAL CONSUMER, NON-CYCLICAL		1,006,511

Industrial (1.11%)
Machinery, Construction & Mining (0.51%)
Caterpillar, Inc.	3,092	225,685

Miscellaneous Manufacturers (0.60%)
3M Co.	1,685	264,899

TOTAL INDUSTRIAL		490,584

Technology (0.50%)
Software (0.50%)
Paychex, Inc.	4,255	219,473

TOTAL TECHNOLOGY		219,473

TOTAL COMMON STOCKS (Cost $1,941,181)		2,066,645

EXCHANGE TRADED FUNDS (92.95%)
Debt (2.19%)
RiverFront Strategic Income Fund(a)	39,386	970,471

Equity (90.76%)
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	57,838	1,612,523
Financial Select Sector SPDR® Fund	43,321	1,043,170
First Trust NYSE Arca Biotechnology Index Fund	5,088	530,780
Global X FTSE Nordic Region ETF	8,511	189,200
iShares® Core S&P 500® ETF	5,485	1,146,639
iShares® Currency Hedged MSCI Germany ETF	115,372	2,905,067

	Shares	Value (Note 2)
Equity (continued)
iShares® Currency Hedged MSCI Italy ETF(b)	27,659	$665,586
iShares® MSCI EAFE ETF	9,210	562,823
iShares® MSCI Japan ETF	308,144	3,796,334
iShares® MSCI Switzerland Capped ETF	13,475	428,101
iShares® MSCI United Kingdom ETF	71,223	1,244,266
iShares® U.S. Consumer Goods ETF	12,860	1,408,299
iShares® U.S. Home Construction ETF	33,893	921,551
Market Vectors® Oil Service ETF	49,671	1,518,442
PowerShares® Aerospace & Defense Portfolio	11,200	400,400
PowerShares® Europe Currency Hedged Low Volatility Portfolio	46,738	1,178,265
PowerShares® KBW Bank Portfolio	24,750	926,887
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	34,121	866,690
SPDR® Morgan Stanley Technology ETF	43,102	2,364,576
Vanguard® FTSE Developed Markets ETF	41,156	1,565,574
Vanguard® FTSE Europe ETF	24,548	1,278,460
Vanguard® Telecommunication Services ETF	7,483	641,069
WisdomTree® Europe Hedged Equity Fund	152,080	9,243,422
WisdomTree® Japan Hedged Equity Fund	39,422	2,100,798
WisdomTree® Japan SmallCap Dividend Fund	7,711	432,279
WisdomTree® LargeCap Dividend Fund	16,789	1,218,546

		40,189,747

TOTAL EXCHANGE TRADED FUNDS (Cost $39,830,443)		41,160,218

132  |  October 31, 2015

RiverFront Global Allocation Fund

Statement of Investments	October 31, 2015

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (5.48%)
Money Market Fund (5.48%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.097%	2,428,247	$2,428,247

TOTAL SHORT TERM INVESTMENTS (Cost $2,428,247)			2,428,247

TOTAL INVESTMENTS (103.10%) (Cost $44,199,871)			$45,655,110

Liabilities In Excess Of Other Assets (-3.10%)			(1,371,141)

NET ASSETS (100.00%)			$44,283,969

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
(b)	Non-Income Producing Security.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

KBW - Keefe, Bruyette, & Woods.

MSCI - Morgan Stanley Capital International.

NYSE - New York Stock Exchange

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

133  |  October 31, 2015

RiverFront Global Growth Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)
COMMON STOCKS (4.81%)
Consumer, Cyclical (0.80%)
Retail (0.80%)
Costco Wholesale Corp.	4,085	$645,920

TOTAL CONSUMER, CYCLICAL		645,920

Consumer, Non-Cyclical (2.40%)
Beverages (0.50%)
Pepsi Co, Inc.	3,948	403,446

Pharmaceuticals (1.90%)
Bristol-Myers Squibb Co.	13,245	873,508
Pfizer, Inc.	19,440	657,461

		1,530,969

TOTAL CONSUMER, NON-CYCLICAL		1,934,415

Industrial (1.11%)
Machinery, Construction & Mining (0.51%)
Caterpillar, Inc.	5,661	413,196

Miscellaneous Manufacturers (0.60%)
3M Co.	3,089	485,622

TOTAL INDUSTRIAL		898,818

Technology (0.50%)
Software (0.50%)
Paychex, Inc.	7,781	401,344

TOTAL TECHNOLOGY		401,344

TOTAL COMMON STOCKS (Cost $3,600,785)		3,880,497

EXCHANGE TRADED FUNDS (92.61%)
Equity (92.61%)
Consumer Staples Select Sector SPDR® Fund	11,833	590,230
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	176,432	4,918,924
Financial Select Sector SPDR® Fund	62,736	1,510,683
First Trust NYSE Arca Biotechnology Index Fund	10,635	1,109,443
Global X FTSE Nordic Region ETF	15,827	351,834
iShares® Core S&P 500® ETF	5,841	1,221,061
iShares® Currency Hedged MSCI Germany ETF	212,207	5,343,372
iShares® Currency Hedged MSCI Italy ETF(a)	51,066	1,228,852

	Shares	Value (Note 2)
Equity (continued)
iShares® MSCI Japan ETF	641,759	$7,906,471
iShares® MSCI Pacific ex Japan ETF	16,868	659,033
iShares® MSCI United Kingdom ETF	102,410	1,789,103
iShares® U.S. Consumer Goods ETF	13,993	1,532,373
iShares® U.S. Home Construction ETF	66,416	1,805,851
Market Vectors® Oil Service ETF	102,627	3,137,307
PowerShares® Aerospace & Defense Portfolio	27,747	991,955
PowerShares® Europe Currency Hedged Low Volatility Portfolio	79,280	1,998,649
PowerShares® KBW Bank Portfolio	59,362	2,223,107
PowerShares® S&P 500® Ex- Rate Sensitive Low Volatility Portfolio	63,678	1,617,453
SPDR® Morgan Stanley Technology ETF	78,872	4,326,918
Vanguard® FTSE Developed Markets ETF	81,212	3,089,305
Vanguard® FTSE Europe ETF	45,688	2,379,431
Vanguard® Information Technology ETF	6,387	705,508
Vanguard® Telecommunication Services ETF	15,350	1,315,035
WisdomTree® Europe Hedged Equity Fund	293,310	17,827,382
WisdomTree® Japan Hedged Equity Fund	81,492	4,342,709
WisdomTree® Japan SmallCap Dividend Fund	13,951	782,093

		74,704,082

TOTAL EXCHANGE TRADED FUNDS (Cost $70,831,203)		74,704,082

134  |  October 31, 2015

RiverFront Global Growth Fund

Statement of Investments	October 31, 2015

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.84%)
Money Market Fund (2.84%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.097%	2,288,635	$2,288,635

TOTAL SHORT TERM INVESTMENTS (Cost $2,288,635)			2,288,635

TOTAL INVESTMENTS (100.26%) (Cost $76,720,623)			$80,873,214

Liabilities In Excess Of Other Assets (-0.26%)			(212,330)

NET ASSETS (100.00%)			$80,660,884

(a)	Non-Income Producing Security.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

KBW- Keefe, Bruyette, & Woods.

MSCI - Morgan Stanley Capital International.

NYSE - New York Stock Exchange.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

135  |  October 31, 2015

RiverFront Moderate Growth & Income Fund

Statement of Investments	October 31, 2015

	Shares	Value (Note 2)
COMMON STOCKS (4.56%)
Consumer, Cyclical (0.77%)
Retail (0.77%)
Costco Wholesale Corp.	6,893	$1,089,921

TOTAL CONSUMER, CYCLICAL		1,089,921

Consumer, Non-Cyclical (2.18%)
Beverages (0.50%)
PepsiCo, Inc.	6,904	705,520

Pharmaceuticals (1.68%)
Bristol-Myers Squibb Co.	21,053	1,388,445
Pfizer, Inc.	29,420	994,984

		2,383,429

TOTAL CONSUMER, NON-CYCLICAL		3,088,949

Industrial (1.11%)
Machinery, Construction & Mining (0.51%)
Caterpillar, Inc.	9,899	722,528

Miscellaneous Manufacturers (0.60%)
3M Co.	5,427	853,179

TOTAL INDUSTRIAL		1,575,707

Technology (0.50%)
Software (0.50%)
Paychex, Inc.	13,672	705,202

TOTAL TECHNOLOGY		705,202

TOTAL COMMON STOCKS (Cost $5,987,068)		6,459,779

EXCHANGE TRADED FUNDS (92.83%)
Debt (35.15%)
Guggenheim BulletShares 2016 Corporate Bond ETF	165,990	3,681,658
Guggenheim BulletShares 2017 Corporate Bond ETF	162,267	3,689,952
Guggenheim BulletShares 2018 Corporate Bond ETF	174,054	3,689,945
iShares® 0-5 Year High Yield Corporate Bond ETF	76,041	3,548,073
iShares® 1-3 Year Treasury Bond ETF	48,562	4,119,514
iShares® Barclays 1-3 Year Credit Bond ETF	10,832	1,140,176
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	46,181	4,475,401

	Shares	Value (Note 2)
Debt (continued)
PIMCO Enhanced Short Maturity Active ETF	50,887	$5,133,481
RiverFront Strategic Income Fund(a)	562,358	13,856,501
SPDR® Barclays Short Term Corporate Bond ETF	78,678	2,405,186
SPDR® Barclays Short Term High Yield Bond ETF	146,509	3,999,696

		49,739,583

Equity (57.68%)
Consumer Staples Select Sector SPDR® Fund	88,626	4,420,665
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	123,129	3,432,837
iShares® Core S&P 500® ETF	22,988	4,805,641
iShares® Currency Hedged MSCI Germany ETF	106,845	2,690,357
iShares® Currency Hedged MSCI Italy ETF(b)	88,989	2,141,431
iShares® MSCI Japan ETF	699,557	8,618,542
iShares® U.S. Home Construction ETF	42,893	1,166,261
Market Vectors® Oil Service ETF	165,641	5,063,645
PowerShares® Aerospace & Defense Portfolio	33,013	1,180,215
PowerShares® Europe Currency Hedged Low Volatility Portfolio	203,650	5,134,017
PowerShares® KBW Bank Portfolio	105,140	3,937,493
PowerShares® S&P 500® Ex- Rate Sensitive Low Volatility Portfolio	98,210	2,494,583
PowerShares® S&P 500® High Dividend Portfolio	112,629	3,744,914
SPDR® Morgan Stanley Technology ETF	89,784	4,925,550
Vanguard® Telecommunication Services ETF	27,607	2,365,092
WisdomTree® Europe Hedged Equity Fund	276,109	16,781,905
WisdomTree® Japan Hedged Equity Fund	73,610	3,922,677
WisdomTree® Japan SmallCap Dividend Fund	18,717	1,049,275

136  |  October 31, 2015

RiverFront Moderate Growth & Income Fund

Statement of Investments	October 31, 2015

		Shares	Value (Note 2)
Equity (continued)
WisdomTree® LargeCap Dividend Fund		51,773	$3,757,684

			81,632,784

TOTAL EXCHANGE TRADED FUNDS (Cost $128,809,380)			131,372,367

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.81%)
Money Market Fund (2.81%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.097%	3,970,144	3,970,144

TOTAL SHORT TERM INVESTMENTS (Cost $3,970,144)			3,970,144

TOTAL INVESTMENTS (100.20%) (Cost $138,766,592)			$141,802,290

Liabilities In Excess Of Other Assets (-0.20%)			(279,056)

NET ASSETS (100.00%)			$141,523,234

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
(b)	Non-Income Producing Security.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

KBW- Keefe, Bruyette, & Woods.

MSCI - Morgan Stanley Capital International.

PIMCO - Pacific Investment Management Company.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

137  |  October 31, 2015

RiverFront Global Allocation Series

Statements of Assets and Liabilities	October 31, 2015

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund

ASSETS
Investments, at value	$11,152,517	$71,766,849	$44,684,639	$80,873,214	$127,945,789
Investments in affiliates, at value	1,160,199	5,315,193	970,471	–	13,856,501
Receivable for shares sold	–	288,823	122,618	45,577	79,679
Dividends and interest receivable	59	10,409	5,570	11,448	19,005
Prepaid expenses and other assets	25,705	27,741	25,608	39,650	36,206

Total Assets	12,338,480	77,409,015	45,808,906	80,969,889	141,937,180

LIABILITIES
Payable for investments purchased	503,873	–	1,462,516	–	–
Payable for shares redeemed	–	50	11,788	235,524	235,169
Investment advisory fees payable	364	40,444	20,040	35,367	82,949
Administration and transfer agency fees payable	1,946	8,813	5,553	9,571	15,214
Distribution and services fees payable	6,701	32,512	15,881	15,995	63,728
Professional fees payable	3,503	4,007	3,744	4,049	4,605
Custody fees payable	781	1,096	930	995	1,419
Printing fees payable	358	3,693	2,158	4,153	6,652
Accrued expenses and other liabilities	862	2,880	2,327	3,351	4,210

Total Liabilities	518,388	93,495	1,524,937	309,005	413,946

NET ASSETS	$11,820,092	$77,315,520	$44,283,969	$80,660,884	$141,523,234

NET ASSETS CONSIST OF
Paid-in capital	$11,741,051	$73,728,146	$42,468,604	$75,330,241	$135,145,049
Accumulated net investment income	7,336	92,674	200,285	463,691	206,858
Accumulated net realized gain/(loss) on investments	(19,144)	1,596,233	159,841	714,361	3,135,629
Net unrealized appreciation in value on investments	90,849	1,898,467	1,455,239	4,152,591	3,035,698

NET ASSETS	$11,820,092	$77,315,520	$44,283,969	$80,660,884	$141,523,234

INVESTMENTS, AT COST	$11,049,593	$69,776,840	$43,218,055	$76,720,623	$124,648,429

INVESTMENTS IN AFFILIATES, AT COST	$1,172,274	$5,406,735	$981,816	$–	$14,118,163

See Notes to Financial Statements.

138  |  October 31, 2015

RiverFront Global Allocation Series

Statements of Assets and Liabilities (continued)	October 31, 2015

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$10.46	$12.63	$12.20	$13.95	$11.48
Net Assets	$1,038,484	$19,768,942	$8,455,628	$18,308,452	$24,402,432
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	99,265	1,565,429	693,306	1,312,776	2,126,560
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.07	$13.37	$12.91	$14.76	$12.15
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.37	$12.44	$11.98	$13.67	$11.39
Net Assets	$8,610,383	$34,766,471	$17,089,385	$12,907,768	$70,770,665
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	830,464	2,795,628	1,426,451	944,172	6,212,065
Class I:
Net Asset Value, offering and redemption price per share	$10.30	$12.56	$11.99	$14.03	$11.47
Net Assets	$2,171,225	$22,780,107	$18,738,956	$16,411,902	$46,350,137
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	210,881	1,813,902	1,562,833	1,169,862	4,039,603
Class L:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$14.01	N/A
Net Assets	N/A	N/A	N/A	$26,108,513	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	1,863,673	N/A
Investor Class:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$13.87	N/A
Net Assets	N/A	N/A	N/A	$6,924,249	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	499,084	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

139  |  October 31, 2015

RiverFront Global Allocation Series

Statements of Operations	For the Year Ended October 31, 2015

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund

INVESTMENT INCOME
Dividends	$210,970	$2,072,430	$1,061,571	$2,184,914	$3,812,380
Dividends from affiliated securities	32,199	181,900	51,007	–	495,767

Total Investment Income	243,169	2,254,330	1,112,578	2,184,914	4,308,147

EXPENSES
Investment advisory fees	74,304	617,344	337,579	669,233	1,196,494
Administrative fees	10,247	75,739	42,328	82,236	145,269
Transfer agency fees	1,011	5,826	3,731	5,201	8,804
Distribution and service fees
Class A	2,997	45,519	21,782	43,481	67,008
Class C	52,835	326,033	158,029	123,978	685,345
Investor Class	–	–	–	18,749	–
Professional fees	17,007	19,945	18,409	25,222	23,676
Reports to shareholders and printing fees	1,634	12,447	6,944	15,433	20,549
State registration fees	41,255	45,023	42,208	66,938	48,019
Insurance fees	109	844	437	893	1,642
Custody fees	4,154	5,858	5,083	6,397	8,387
Trustees’ fees and expenses	195	1,602	880	1,730	3,096
Miscellaneous expenses	8,062	14,278	11,933	19,089	20,710

Total Expenses	213,810	1,170,458	649,343	1,078,580	2,228,999
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(10,923)	(36,445)	(24,491)	(40,534)	(39,744)
Class C	(47,971)	(65,254)	(44,563)	(29,002)	(102,129)
Class I	(20,408)	(43,549)	(43,041)	(36,381)	(67,897)
Class L	–	–	–	(60,547)	–
Investor Class	–	–	–	(17,309)	–

Net Expenses	134,508	1,025,210	537,248	894,807	2,019,229

Net Investment Income	108,661	1,229,120	575,330	1,290,107	2,288,918

Net realized gain/(loss) on investments	(49,727)	1,166,295	(79,726)	109,174	2,496,740
Net realized loss on investments - affiliated securities	(7,360)	(30,319)	(33,482)	–	(38,996)
Net realized gain distributions from other investment companies	42,226	506,364	277,874	640,999	678,016
Net change in unrealized depreciation on investments	(58,335)	(2,136,654)	(750,472)	(1,412,507)	(4,017,171)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(73,196)	(494,314)	(585,806)	(662,334)	(881,411)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,465	$734,806	$(10,476)	$627,773	$1,407,507

See Notes to Financial Statements.

140  |  October 31, 2015

RiverFront Conservative Income Builder Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$108,661	$29,975	$44,780
Net realized gain/(loss) on investments	(49,727)	110,437	173,828
Net realized loss on investments - affiliated securities	(7,360)	(42)	(270)
Net realized gain distributions from other investment companies	42,226	–	1,636
Net change in unrealized appreciation/(depreciation) on investments	(58,335)	(67,675)	107,775

Net Increase in Net Assets Resulting from Operations	35,465	72,695	327,749

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(18,043)	(7,517)	(7,713)
Class C	(50,246)	(14,233)	(26,587)
Class I	(34,644)	(13,957)	(11,868)
Dividends to shareholders from net realized gains
Class A	(33,682)	–	(16,067)
Class C	(128,451)	–	(47,172)
Class I	(53,269)	–	(27,911)

Net Decrease in Net Assets from Distributions	(318,335)	(35,707)	(137,318)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	724,894	224,208	546,840
Class C	5,025,196	1,216,347	2,524,709
Class I	1,756,806	1,817,467	1,927,846
Dividends reinvested
Class A	23,644	3,697	8,715
Class C	152,720	12,819	68,221
Class I	77,128	13,270	39,779
Shares redeemed
Class A	(750,894)	(244,851)	(92,120)
Class C	(1,445,157)	(336,045)	(825,324)
Class I	(2,401,248)	(392,394)	(1,387,092)

Net Increase in Net Assets Derived from Beneficial Interest Transactions	3,163,089	2,314,518	2,811,574

Net increase in net assets	2,880,219	2,351,506	3,002,005
NET ASSETS
Beginning of year	8,939,873	6,588,367	3,586,362

End of year *	$11,820,092	$8,939,873	$6,588,367

*Including accumulated net investment income of:	$7,336	$1,621	$7,353

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

141  |  October 31, 2015

RiverFront Dynamic Equity Income Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$1,229,120	$354,835	$501,040
Net realized gain on investments	1,166,295	495,747	2,992,680
Net realized loss on investments - affiliated securities	(30,319)	(2,968)	–
Net realized gain distributions from other investment companies	506,364	–	14,904
Net change in unrealized appreciation/(depreciation) on investments	(2,136,654)	59,792	1,272,714

Net Increase in Net Assets Resulting from Operations	734,806	907,406	4,781,338

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(311,063)	(111,022)	(135,855)
Class C	(447,108)	(86,202)	(134,304)
Class I	(392,630)	(158,721)	(236,905)
Dividends to shareholders from net realized gains
Class A	(621,663)	–	(365,030)
Class C	(1,102,933)	–	(742,929)
Class I	(746,196)	–	(549,797)

Net Decrease in Net Assets from Distributions	(3,621,593)	(355,945)	(2,164,820)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	6,311,410	3,938,297	7,646,945
Class C	11,151,002	7,076,964	10,756,383
Class I	8,108,354	3,502,112	9,923,982
Dividends reinvested
Class A	877,483	102,697	464,335
Class C	1,445,580	79,328	824,340
Class I	1,008,028	138,648	679,588
Shares redeemed
Class A	(3,907,536)	(2,263,648)	(1,433,618)
Class C	(6,667,665)	(3,022,626)	(3,025,374)
Class I	(6,565,889)	(1,075,996)	(3,656,006)

Net Increase in Net Assets Derived from Beneficial Interest Transactions	11,760,767	8,475,776	22,180,575

Net increase in net assets	8,873,980	9,027,237	24,797,093
NET ASSETS
Beginning of year	68,441,540	59,414,303	34,617,210

End of year *	$77,315,520	$68,441,540	$59,414,303

*Including accumulated net investment income of:	$92,674	$14,068	$15,178

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

142  |  October 31, 2015

RiverFront Global Allocation Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$575,330	$166,583	$170,637
Net realized gain/(loss) on investments	(79,726)	1,047,052	2,148,570
Net realized loss on investments - affiliated securities	(33,482)	(14,540)	–
Net realized gain distributions from other investment companies	277,874	–	9,169
Net change in unrealized appreciation/(depreciation) on investments	(750,472)	(814,242)	958,395

Net Increase/(Decrease) in Net Assets Resulting from Operations	(10,476)	384,853	3,286,771

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(135,563)	–	(60,721)
Class C	(171,705)	–	(29,814)
Class I	(234,337)	–	(77,225)
Dividends to shareholders from net realized gains
Class A	(560,595)	–	(225,948)
Class C	(1,028,926)	–	(315,722)
Class I	(892,615)	–	(241,798)

Net Decrease in Net Assets from Distributions	(3,023,741)	–	(951,228)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,396,224	704,281	1,828,903
Class C	5,539,210	1,706,825	5,733,154
Class I	9,024,905	3,218,570	4,414,127
Dividends reinvested
Class A	673,030	–	278,213
Class C	1,146,839	–	333,197
Class I	1,105,082	–	312,410
Shares redeemed
Class A	(2,319,283)	(1,557,221)	(1,969,635)
Class C	(3,108,530)	(1,700,105)	(2,060,625)
Class I	(3,164,067)	(975,931)	(1,566,346)

Net Increase in Net Assets Derived from Beneficial Interest Transactions	11,293,410	1,396,419	7,303,398

Net increase in net assets	8,259,193	1,781,272	9,638,941
NET ASSETS
Beginning of year	36,024,776	34,243,504	24,604,563

End of year *	$44,283,969	$36,024,776	$34,243,504

*Including accumulated net investment income of:	$200,285	$166,583	$–

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

143  |  October 31, 2015

RiverFront Global Growth Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$1,290,107	$422,375	$549,575
Net realized gain on investments	109,174	3,579,076	6,157,817
Net realized gain distributions from other investment companies	640,999	–	24,369
Net change in unrealized appreciation/(depreciation) on investments	(1,412,507)	(3,270,391)	1,314,672

Net Increase in Net Assets Resulting from Operations	627,773	731,060	8,046,433

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(284,353)	–	(87,390)
Class C	(141,119)	–	(28,977)
Class I	(243,129)	–	(101,824)
Class L	(453,248)	–	(216,395)
Investor Class	(133,236)	–	(65,366)
Dividends to shareholders from net realized gains
Class A	(1,555,258)	–	(1,086,883)
Class C	(1,077,170)	–	(878,168)
Class I	(1,217,027)	–	(1,050,842)
Class L	(2,207,236)	–	(2,201,623)
Investor Class	(716,298)	–	(797,894)

Net Decrease in Net Assets from Distributions	(8,028,074)	–	(6,515,362)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	6,592,837	4,307,345	10,986,353
Class C	4,246,346	1,088,318	5,045,220
Class I	7,804,363	2,214,171	4,759,222
Class L	5,499,526	1,420,447	3,180,517
Investor Class	265,259	66,568	270,199
Dividends reinvested
Class A	1,781,624	–	1,095,779
Class C	1,189,292	–	892,977
Class I	1,360,312	–	1,130,451
Class L	2,618,006	–	2,347,791
Investor Class	762,580	–	782,525
Shares redeemed
Class A	(5,222,204)	(4,115,225)	(4,352,368)
Class C	(2,728,617)	(1,282,840)	(1,765,523)
Class I	(4,622,386)	(852,301)	(2,075,170)
Class L	(3,969,239)	(2,447,309)	(4,553,986)
Investor Class	(1,134,904)	(760,465)	(2,130,007)

Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	14,442,795	(361,291)	15,613,980

Net increase in net assets	7,042,494	369,769	17,145,051
NET ASSETS
Beginning of year	73,618,390	73,248,621	56,103,570

End of year *	$80,660,884	$73,618,390	$73,248,621

*Including accumulated net investment income of:	$463,691	$424,637	$2,262

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

144  |  October 31, 2015

RiverFront Moderate Growth & Income Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$2,288,918	$849,869	$1,294,023
Net realized gain on investments	2,496,740	3,635,670	7,624,458
Net realized loss on investments - affiliated securities	(38,996)	–	–
Net realized gain distributions from other investment companies	678,016	–	33,187
Net change in unrealized appreciation/(depreciation) on investments	(4,017,171)	(1,889,311)	1,671,672

Net Increase in Net Assets Resulting from Operations	1,407,507	2,596,228	10,623,340

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(463,745)	(220,828)	(416,464)
Class C	(831,484)	(267,118)	(361,379)
Class I	(836,519)	(373,018)	(539,349)
Dividends to shareholders from net realized gains
Class A	(1,452,046)	–	(1,461,687)
Class C	(3,504,594)	–	(2,693,789)
Class I	(2,361,505)	–	(1,636,155)

Net Decrease in Net Assets from Distributions	(9,449,893)	(860,964)	(7,108,823)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	4,319,229	4,201,326	11,020,034
Class C	17,073,579	7,712,589	18,772,301
Class I	14,370,768	6,525,980	16,516,197
Dividends reinvested
Class A	1,734,135	187,752	1,531,756
Class C	3,832,260	220,912	2,692,375
Class I	2,896,869	325,977	2,004,990
Shares redeemed
Class A	(7,673,351)	(8,283,862)	(11,453,882)
Class C	(12,583,566)	(5,318,273)	(12,685,999)
Class I	(10,528,810)	(3,079,334)	(7,559,841)

Net Increase in Net Assets Derived from Beneficial Interest Transactions	13,441,113	2,493,067	20,837,931

Net increase in net assets	5,398,727	4,228,331	24,352,448
NET ASSETS
Beginning of year	136,124,507	131,896,176	107,543,728

End of year *	$141,523,234	$136,124,507	$131,896,176

*Including accumulated net investment income of:	$206,858	$49,688	$60,631

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

145  |  October 31, 2015

RiverFront Conservative Income Builder Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013

Net asset value, beginning of period	$10.86	$10.83	$10.48	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.18	0.07	0.13	0.09
Net realized and unrealized gain/(loss)	(0.14)	0.04	0.53	0.48

Total from investment operations	0.04	0.11	0.66	0.57

DISTRIBUTIONS:
From net investment income	(0.15)	(0.08)	(0.12)	(0.09)
From net realized gains	(0.29)	–	(0.19)	–

Total distributions	(0.44)	(0.08)	(0.31)	(0.09)

Net increase/(decrease) in net asset value	(0.40)	0.03	0.35	0.48

Net asset value, end of year	$10.46	$10.86	$10.83	$10.48

TOTAL RETURN(c)	0.40%	0.98%	6.35%	5.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,038	$1,089	$1,101	$607
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.06%	2.39%(d)	2.94%	5.65%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%(d)	1.15%	1.15%(d)(e)
Ratio of net investment income to average net assets	1.74%	1.22%(d)	1.27%	1.37%(d)(e)
Portfolio turnover rate(f)	186%	34%	125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

146  |  October 31, 2015

RiverFront Conservative Income Builder Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013

Net asset value, beginning of period	$10.81	$10.77	$10.51	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.03	0.06	0.06
Net realized and unrealized gain/(loss)	(0.13)	0.04	0.51	0.47

Total from investment operations	(0.04)	0.07	0.57	0.53

DISTRIBUTIONS:
From net investment income	(0.11)	(0.03)	(0.12)	(0.02)
From net realized gains	(0.29)	–	(0.19)	–

Total distributions	(0.40)	(0.03)	(0.31)	(0.02)

Net increase/(decrease) in net asset value	(0.44)	0.04	0.26	0.51

Net asset value, end of year	$10.37	$10.81	$10.77	$10.51

TOTAL RETURN(c)	(0.39)%	0.68%	5.49%	5.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,610	$5,021	$4,106	$2,264
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.81%	3.14%(d)	3.73%	6.53%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%(d)	1.90%	1.90%(d)(e)
Ratio of net investment income to average net assets	0.88%	0.47%(d)	0.53%	0.90%(d)(e)
Portfolio turnover rate(f)	186%	34%	125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

147  |  October 31, 2015

RiverFront Conservative Income Builder Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013

Net asset value, beginning of period	$10.70	$10.66	$10.29	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.19	0.07	0.15	0.12
Net realized and unrealized gain/(loss)	(0.13)	0.06	0.51	0.46

Total from investment operations	0.06	0.13	0.66	0.58

DISTRIBUTIONS:
From net investment income	(0.17)	(0.09)	(0.10)	(0.29)
From net realized gains	(0.29)	–	(0.19)	–

Total distributions	(0.46)	(0.09)	(0.29)	(0.29)

Net increase/(decrease) in net asset value	(0.40)	0.04	0.37	0.29

Net asset value, end of year	$10.30	$10.70	$10.66	$10.29

TOTAL RETURN(c)	0.60%	1.19%	6.53%	5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,171	$2,830	$1,381	$715
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.80%	2.12%(d)	2.66%	7.74%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%(d)	0.90%	0.90%(d)(e)
Ratio of net investment income to average net assets	1.84%	1.34%(d)	1.49%	1.84%(d)(e)
Portfolio turnover rate(f)	186%	34%	125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

148  |  October 31, 2015

RiverFront Dynamic Equity Income Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period	$13.10	$12.97	$12.24	$11.24	$11.73	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.25	0.09	0.17	0.25	0.16	0.12
Net realized and unrealized gain/(loss)	(0.04)	0.13	1.17	0.99	(0.49)	1.67

Total from investment operations	0.21	0.22	1.34	1.24	(0.33)	1.79

DISTRIBUTIONS:
From net investment income	(0.22)	(0.09)	(0.17)	(0.24)	(0.15)	(0.06)
From net realized gains	(0.46)	–	(0.44)	–	–	(0.00)(d)
Tax return of capital	–	–	–	–	(0.01)	(0.00)(d)

Total distributions	(0.68)	(0.09)	(0.61)	(0.24)	(0.16)	(0.06)

Net increase/(decrease) in net asset value	(0.47)	0.13	0.73	1.00	(0.49)	1.73

Net asset value, end of year	$12.63	$13.10	$12.97	$12.24	$11.24	$11.73

TOTAL RETURN(e)	1.64%	1.66%	11.15%	11.22%	(2.80)%	17.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$19,769	$17,275	$15,374	$8,087	$7,114	$5,723
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.35%	1.39%(f)	1.42%	1.58%	1.73%	2.17%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%(f)	1.15%	1.20%(g)	1.30%	1.30%(f)
Ratio of net investment income to average net assets	1.98%	1.33%(f)	1.38%	2.17%	1.50%	1.48%(f)
Portfolio turnover rate(h)	75%	45%	99%	136%	133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

149  |  October 31, 2015

RiverFront Dynamic Equity Income Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period	$12.97	$12.84	$12.13	$11.14	$11.67	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.15	0.04	0.08	0.16	0.09	0.05
Net realized and unrealized gain/(loss)	(0.04)	0.13	1.15	0.98	(0.51)	1.67

Total from investment operations	0.11	0.17	1.23	1.14	(0.42)	1.72

DISTRIBUTIONS:
From net investment income	(0.18)	(0.04)	(0.08)	(0.15)	(0.10)	(0.05)
From net realized gains	(0.46)	–	(0.44)	–	–	(0.00)(d)
Tax return of capital	–	–	–	–	(0.01)	(0.00)(d)

Total distributions	(0.64)	(0.04)	(0.52)	(0.15)	(0.11)	(0.05)

Net increase/(decrease) in net asset value	(0.53)	0.13	0.71	0.99	(0.53)	1.67

Net asset value, end of year	$12.44	$12.97	$12.84	$12.13	$11.14	$11.67

TOTAL RETURN(e)	0.86%	1.30%	10.34%	10.41%	(3.60)%	17.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$34,766	$30,170	$25,787	$16,070	$13,729	$9,223
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.10%	2.15%(f)	2.18%	2.33%	2.49%	3.10%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%(f)	1.90%	1.95%(g)	2.05%	2.05%(f)
Ratio of net investment income to average net assets	1.18%	0.60%(f)	0.61%	1.44%	0.84%	0.65%(f)
Portfolio turnover rate(h)	75%	45%	99%	136%	133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

150  |  October 31, 2015

RiverFront Dynamic Equity Income Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period	$13.02	$12.88	$12.16	$11.17	$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.28	0.10	0.20	0.27	0.20	0.12
Net realized and unrealized gain/(loss)	(0.05)	0.14	1.16	0.99	(0.50)	1.68

Total from investment operations	0.23	0.24	1.36	1.26	(0.30)	1.80

DISTRIBUTIONS:
From net investment income	(0.23)	(0.10)	(0.20)	(0.27)	(0.16)	(0.15)
From net realized gains	(0.46)	–	(0.44)	–	–	(0.00)(d)
Tax return of capital	–	–	–	–	(0.01)	(0.01)

Total distributions	(0.69)	(0.10)	(0.64)	(0.27)	(0.17)	(0.16)

Net increase/(decrease) in net asset value	(0.46)	0.14	0.72	0.99	(0.47)	1.64

Net asset value, end of year	$12.56	$13.02	$12.88	$12.16	$11.17	$11.64

TOTAL RETURN(e)	1.83%	1.88%	11.40%	11.47%	(2.58)%	18.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$22,780	$20,997	$18,254	$10,460	$6,897	$3,301
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.10%	1.15%(f)	1.17%	1.33%	1.49%	2.44%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%(f)	0.90%	0.95%(g)	1.05%	1.05%(f)
Ratio of net investment income to average net assets	2.21%	1.57%(f)	1.61%	2.36%	1.88%	1.49%(f)
Portfolio turnover rate(h)	75%	45%	99%	136%	133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

151  |  October 31, 2015

RiverFront Global Allocation Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period	$13.14	$12.97	$11.93	$10.86	$11.66	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.22	0.08	0.10	0.15	0.12	0.10
Net realized and unrealized gain/(loss)	(0.06)	0.09	1.36	1.08	(0.84)	1.61

Total from investment operations	0.16	0.17	1.46	1.23	(0.72)	1.71

DISTRIBUTIONS:
From net investment income	(0.21)	–	(0.09)	(0.16)	(0.07)	(0.05)
From net realized gains	(0.89)	–	(0.33)	–	(0.01)	–

Total distributions	(1.10)	–	(0.42)	(0.16)	(0.08)	(0.05)

Net increase/(decrease) in net asset value	(0.94)	0.17	1.04	1.07	(0.80)	1.66

Net asset value, end of year	$12.20	$13.14	$12.97	$11.93	$10.86	$11.66

TOTAL RETURN(d)	1.23%	1.31%	12.32%	11.47%	(6.18)%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,456	$8,372	$9,098	$8,244	$5,791	$4,686
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.43%	1.50%(e)	1.51%	1.68%	1.80%	3.00%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%(e)	1.15%	1.19%(f)	1.30%	1.30%(e)
Ratio of net investment income to average net assets	1.71%	1.21%(e)	0.83%	1.32%	1.10%	1.16%(e)
Portfolio turnover rate(g)	71%	47%	95%	113%	163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

152  |  October 31, 2015

RiverFront Global Allocation Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period	$12.95	$12.83	$11.84	$10.81	$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.12	0.03	0.01	0.07	0.02	0.00(d)
Net realized and unrealized gain/(loss)	(0.06)	0.09	1.34	1.07	(0.82)	1.65

Total from investment operations	0.06	0.12	1.35	1.14	(0.80)	1.65

DISTRIBUTIONS:
From net investment income	(0.14)	–	(0.03)	(0.11)	(0.02)	(0.01)
From net realized gains	(0.89)	–	(0.33)	–	(0.01)	–

Total distributions	(1.03)	–	(0.36)	(0.11)	(0.03)	(0.01)

Net increase/(decrease) in net asset value	(0.97)	0.12	0.99	1.03	(0.83)	1.64

Net asset value, end of year	$11.98	$12.95	$12.83	$11.84	$10.81	$11.64

TOTAL RETURN(e)	0.46%	0.94%	11.48%	10.59%	(6.86)%	16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$17,089	$14,758	$14,624	$9,686	$9,891	$8,926
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.18%	2.25%(f)	2.26%	2.44%	2.58%	3.21%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%(f)	1.90%	1.95%(g)	2.05%	2.05%(f)
Ratio of net investment income to average net assets	0.94%	0.40%(f)	0.05%	0.66%	0.17%	0.04%(f)
Portfolio turnover rate(h)	71%	47%	95%	113%	163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

153  |  October 31, 2015

RiverFront Global Allocation Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period	$12.92	$12.75	$11.72	$10.66	$11.42	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.22	0.09	0.13	0.17	0.13	0.08
Net realized and unrealized gain/(loss)	(0.04)	0.08	1.34	1.07	(0.80)	1.62

Total from investment operations	0.18	0.17	1.47	1.24	(0.67)	1.70

DISTRIBUTIONS:
From net investment income	(0.22)	–	(0.11)	(0.18)	(0.08)	(0.28)
From net realized gains	(0.89)	–	(0.33)	–	(0.01)	–

Total distributions	(1.11)	–	(0.44)	(0.18)	(0.09)	(0.28)

Net increase/(decrease) in net asset value	(0.93)	0.17	1.03	1.06	(0.76)	1.42

Net asset value, end of year	$11.99	$12.92	$12.75	$11.72	$10.66	$11.42

TOTAL RETURN(d)	1.49%	1.33%	12.61%	11.73%	(5.86)%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,739	$12,895	$10,521	$6,675	$3,496	$1,905
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.18%	1.26%(e)	1.26%	1.43%	1.55%	4.68%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%(e)	0.90%	0.94%(f)	1.05%	1.05%(e)
Ratio of net investment income to average net assets	1.83%	1.41%(e)	1.07%	1.52%	1.28%	0.98%(e)
Portfolio turnover rate(g)	71%	47%	95%	113%	163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

154  |  October 31, 2015

RiverFront Global Growth Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)

Net asset value, beginning of period	$15.44	$15.26	$14.89	$13.37	$15.65	$14.66

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.24	0.08	0.12	0.17	0.14	0.00(e)
Net realized and unrealized gain/(loss)	(0.04)	0.10	1.88	1.57	(1.41)	0.99

Total from investment operations	0.20	0.18	2.00	1.74	(1.27)	0.99

DISTRIBUTIONS:
From net investment income	(0.25)	–	(0.12)	(0.22)	(0.14)	–
From net realized gains	(1.44)	–	(1.51)	–	(0.87)	–

Total distributions	(1.69)	–	(1.63)	(0.22)	(1.01)	–

Net increase/(decrease) in net asset value	(1.49)	0.18	0.37	1.52	(2.28)	0.99

Net asset value, end of year	$13.95	$15.44	$15.26	$14.89	$13.37	$15.65

TOTAL RETURN(f)	1.34%	1.18%	13.66%	13.14%	(7.51)%	6.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,308	$16,694	$16,440	$8,525	$5,241	$12,307
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.38%	1.38%(g)	1.40%	1.49%	1.52%	1.58%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(h)	1.15%	1.15%(g)	1.15%	0.98%	0.92%	0.81%(g)
Ratio of net investment income to average net assets	1.67%	1.08%(g)	0.76%	1.23%	0.99%	0.06%(g)
Portfolio turnover rate(i)	71%	48%	85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

155  |  October 31, 2015

RiverFront Global Growth Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)

Net asset value, beginning of period	$15.19	$15.07	$14.76	$13.29	$15.60	$14.63

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	0.13	0.03	0.01	0.08	0.05	(0.04)
Net realized and unrealized gain/(loss)	(0.04)	0.09	1.86	1.54	(1.42)	1.01

Total from investment operations	0.09	0.12	1.87	1.62	(1.37)	0.97

DISTRIBUTIONS:
From net investment income	(0.17)	–	(0.05)	(0.15)	(0.07)	–
From net realized gains	(1.44)	–	(1.51)	–	(0.87)	–

Total distributions	(1.61)	–	(1.56)	(0.15)	(0.94)	–

Net increase/(decrease) in net asset value	(1.52)	0.12	0.31	1.47	(2.31)	0.97

Net asset value, end of year	$13.67	$15.19	$15.07	$14.76	$13.29	$15.60

TOTAL RETURN(e)	0.59%	0.80%	12.84%	12.31%	(8.22)%	6.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$12,908	$11,420	$11,511	$7,182	$6,808	$6,156
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.13%	2.13%(f)	2.15%	2.25%	2.29%	2.33%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	1.90%	1.90%(f)	1.90%	1.73%	1.67%	1.55%(f)
Ratio of net investment income/(loss) to average net assets	0.88%	0.38%(f)	0.07%	0.57%	0.34%	(0.72)%(f)
Portfolio turnover rate(h)	71%	48%	85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

156  |  October 31, 2015

RiverFront Global Growth Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)

Net asset value, beginning of period	$15.52	$15.32	$14.92	$13.40	$15.67	$14.65

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.26	0.10	0.17	0.20	0.19	0.01
Net realized and unrealized gain/(loss)	(0.03)	0.10	1.89	1.57	(1.51)	1.01

Total from investment operations	0.23	0.20	2.06	1.77	(1.32)	1.02

DISTRIBUTIONS:
From net investment income	(0.28)	–	(0.15)	(0.25)	(0.16)	–
From net realized gains	(1.44)	–	(1.51)	–	(0.79)	–

Total distributions	(1.72)	–	(1.66)	(0.25)	(0.95)	–

Net increase/(decrease) in net asset value	(1.49)	0.20	0.40	1.52	(2.27)	1.02

Net asset value, end of year	$14.03	$15.52	$15.32	$14.92	$13.40	$15.67

TOTAL RETURN(e)	1.51%	1.31%	14.01%	13.36%	(7.31)%	7.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$16,412	$13,343	$11,845	$7,769	$6,022	$4,508
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.29%	1.36%(f)	1.16%	1.25%	1.30%	1.30%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	0.90%	0.90%(f)	0.90%	0.73%	0.67%	0.61%(f)
Ratio of net investment income to average net assets	1.77%	1.32%(f)	1.13%	1.45%	1.44%	0.23%(f)
Portfolio turnover rate(h)	71%	48%	85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

157  |  October 31, 2015

RiverFront Global Growth Fund – Class L

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)

Net asset value, beginning of period	$15.49	$15.29	$14.90	$13.37	$15.65	$14.63

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.27	0.11	0.17	0.22	0.17	0.01
Net realized and unrealized gain/(loss)	(0.03)	0.09	1.88	1.56	(1.41)	1.01

Total from investment operations	0.24	0.20	2.05	1.78	(1.24)	1.02

DISTRIBUTIONS:
From net investment income	(0.28)	–	(0.15)	(0.25)	(0.14)	–
From net realized gains	(1.44)	–	(1.51)	–	(0.87)	–

Total distributions	(1.72)	–	(1.66)	(0.25)	(1.04)	–

Net increase/(decrease) in net asset value	(1.48)	0.20	0.39	1.53	(2.28)	1.02

Net asset value, end of year	$14.01	$15.49	$15.29	$14.90	$13.37	$15.65

TOTAL RETURN(e)	1.59%	1.31%	13.98%	13.43%	(7.31)%	6.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$26,109	$24,400	$25,092	$23,454	$24,765	$42,977
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.04%	1.02%(f)	1.15%	1.25%	1.08%	1.28%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(g)	0.90%	0.90%(f)	0.90%	0.73%	0.67%	0.64%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	0.90%	0.90%(f)	0.90%	0.90%	0.90%	0.90%(f)
Ratio of net investment income to average net assets	1.86%	1.37%(f)	1.11%	1.59%	1.26%	0.19%(f)
Portfolio turnover rate(h)	71%	48%	85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

158  |  October 31, 2015

RiverFront Global Growth Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)

Net asset value, beginning of period	$15.37	$15.19	$14.82	$13.32	$15.59	$14.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.26	0.09	0.13	0.18	0.13	0.00(e)
Net realized and unrealized gain/(loss)	(0.07)	0.09	1.87	1.54	(1.39)	1.00

Total from investment operations	0.19	0.18	2.00	1.72	(1.26)	1.00

DISTRIBUTIONS:
From net investment income	(0.25)	–	(0.12)	(0.22)	(0.14)	–
From net realized gains	(1.44)	–	(1.51)	–	(0.87)	–

Total distributions	(1.69)	–	(1.63)	(0.22)	(1.01)	–

Net increase/(decrease) in net asset value	(1.50)	0.18	0.37	1.50	(2.27)	1.00

Net asset value, end of year	$13.87	$15.37	$15.19	$14.82	$13.32	$15.59

TOTAL RETURN(f)	1.28%	1.18%	13.73%	13.07%	(7.47)%	6.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,924	$7,762	$8,361	$9,174	$10,133	$21,270
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.38%	1.38%(g)	1.41%	1.50%	1.93%	1.53%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(h)	1.15%	1.15%(g)	1.15%	0.98%	0.92%	0.89%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.15%	1.15%(g)	1.15%	1.15%	1.15%	1.15%(g)
Ratio of net investment income/(loss) to average net assets	1.78%	1.14%(g)	0.85%	1.36%	0.97%	(0.08)%(g)
Portfolio turnover rate(i)	71%	48%	85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

159  |  October 31, 2015

RiverFront Moderate Growth & Income Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period	$12.15	$11.99	$11.66	$10.96	$11.08	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.23	0.09	0.16	0.24	0.17	0.15
Net realized and unrealized gain/(loss)	(0.06)	0.16	0.89	0.69	(0.12)	1.01

Total from investment operations	0.17	0.25	1.05	0.93	0.05	1.16

DISTRIBUTIONS:
From net investment income	(0.20)	(0.09)	(0.16)	(0.23)	(0.17)	(0.08)
From net realized gains	(0.64)	–	(0.56)	–	–	(0.00)(c)
Tax return of capital	–	–	–	–	(0.00)(c)	–

Total distributions	(0.84)	(0.09)	(0.72)	(0.23)	(0.17)	(0.08)

Net increase/(decrease) in net asset value	(0.67)	0.16	0.33	0.70	(0.12)	1.08

Net asset value, end of year	$11.48	$12.15	$11.99	$11.66	$10.96	$11.08

TOTAL RETURN(d)	1.33%	2.12%	9.16%	8.59%	0.55%	11.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$24,402	$27,598	$31,033	$29,066	$20,754	$12,148
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.30%	1.31%(e)	1.32%	1.40%	1.50%	1.64%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%(e)	1.15%	1.19%(f)	1.30%	1.30%(e)
Ratio of net investment income to average net assets	1.97%	1.54%(e)	1.35%	2.17%	1.65%	1.89%(e)
Portfolio turnover rate(g)	110%	42%	98%	108%	128%	69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

160  |  October 31, 2015

RiverFront Moderate Growth & Income Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period	$12.10	$11.94	$11.62	$10.92	$11.06	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13	0.05	0.07	0.16	0.09	0.10
Net realized and unrealized gain/(loss)	(0.06)	0.16	0.89	0.68	(0.13)	1.02

Total from investment operations	0.07	0.21	0.96	0.84	(0.04)	1.12

DISTRIBUTIONS:
From net investment income	(0.14)	(0.05)	(0.08)	(0.14)	(0.10)	(0.06)
From net realized gains	(0.64)	–	(0.56)	–	–	(0.00)(c)
Tax return of capital	–	–	–	–	(0.00)(c)	–

Total distributions	(0.78)	(0.05)	(0.64)	(0.14)	(0.10)	(0.06)

Net increase/(decrease) in net asset value	(0.71)	0.16	0.32	0.70	(0.14)	1.06

Net asset value, end of year	$11.39	$12.10	$11.94	$11.62	$10.92	$11.06

TOTAL RETURN(d)	0.52%	1.75%	8.33%	7.83%	(0.37)%	11.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$70,771	$66,445	$63,031	$52,579	$39,015	$24,061
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.05%	2.07%(e)	2.07%	2.15%	2.25%	2.54%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%(e)	1.90%	1.95%(f)	2.05%	2.05%(e)
Ratio of net investment income to average net assets	1.14%	0.77%(e)	0.59%	1.43%	0.88%	1.22%(e)
Portfolio turnover rate(g)	110%	42%	98%	108%	128%	69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

161  |  October 31, 2015

RiverFront Moderate Growth & Income Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011

Net asset value, beginning of period	$12.14	$11.98	$11.65	$10.94	$11.07	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.25	0.11	0.19	0.26	0.20	0.17
Net realized and unrealized gain/(loss)	(0.06)	0.16	0.89	0.70	(0.13)	1.01

Total from investment operations	0.19	0.27	1.08	0.96	0.07	1.18

DISTRIBUTIONS:
From net investment income	(0.22)	(0.11)	(0.19)	(0.25)	(0.19)	(0.11)
From net realized gains	(0.64)	–	(0.56)	–	–	(0.00)(c)
Tax return of capital	–	–	–	–	(0.01)	–

Total distributions	(0.86)	(0.11)	(0.75)	(0.25)	(0.20)	(0.11)

Net increase/(decrease) in net asset value	(0.67)	0.16	0.33	0.71	(0.13)	1.07

Net asset value, end of year	$11.47	$12.14	$11.98	$11.65	$10.94	$11.07

TOTAL RETURN(d)	1.50%	2.25%	9.43%	8.94%	0.71%	11.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$46,350	$42,081	$37,832	$25,898	$12,880	$7,535
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.05%	1.07%(e)	1.07%	1.15%	1.26%	1.55%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%(e)	0.90%	0.94%(f)	1.05%	1.05%(e)
Ratio of net investment income to average net assets	2.16%	1.77%(e)	1.59%	2.39%	1.91%	2.16%(e)
Portfolio turnover rate(g)	110%	42%	98%	108%	128%	69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

162  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2015, the Trust had 34 registered funds. This annual report includes the financial statements and financial highlights of the following 13 funds: ALPS | Alerian MLP Infrastructure Index Fund, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income Fund, ALPS | WMC Research Value Fund (formerly the ALPS|WMC Disciplined Value Fund), Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund (each, a “Fund” and collectively, the “Funds”).

ALPS | Alerian MLP Infrastructure Index Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. ALPS | Sterling ETF Tactical Rotation Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Sterling Tactical Rotation Index. ALPS | Westport Resources Hedged High Income Fund seeks to provide high current income. The Fund’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation. ALPS | WMC Research Value Fund seeks long-term capital appreciation: dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long-term capital appreciation. The RiverFront Conservative Income Builder Fund seeks to provide current income and potential for that income to grow over time. The RiverFront Dynamic Equity Income Fund seeks to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global stocks generally. The RiverFront Global Allocation Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income. The RiverFront Global Growth Fund seeks to achieve long-term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The RiverFront Moderate Growth & Income Fund has two primary investment objectives: (1) seeks to provide a level of current income that exceeds the average yield on U.S. stocks in general and (2) to provide a growing stream of income over the years. The Funds secondary objective is to provide growth of capital.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of October 31, 2015, net assets of the CoreCommodity Fund were $400,809,447, of which $72,529,520 or 18.10%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Basis of Consolidation for the ALPS | Kotak India Growth Fund

ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian

163  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund.

The Portfolio established residency in Mauritius allowing the Kotak Fund to receive the beneficial tax treatment under the Treaty between India and Mauritius. If the benefits of the Treaty are denied or if the Portfolio is held to have a permanent establishment in India, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India. India’s Finance Act of 2012 had introduced legislation on General Anti-Avoidance Rules (“GAAR”) into the Act which contains treaty override provisions. The GAAR may be used by the Indian tax authorities to declare any arrangement whose main purpose or one of the main purposes is to obtain a tax benefit, as an “impermissible avoidance arrangement.” Originally, GAAR was to be effective from April 1, 2012; however, subsequent to the 2013 amendments introduced to the Finance Act, GAAR had been deferred until April 1, 2015. In the 2015 budget presentation, the Finance Minister (India) announced that the implementation of GAAR will be delayed by two years.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost; unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fund’s adviser or sub-adviser, as applicable, believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

164  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2015:

Investments in Securities at Value			Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

ALPS | Alerian MLP Infrastructure Index Fund
Master Limited Partnerships(a)		$	26,696,934	$	–	$	–	$	26,696,934

Total		$	26,696,934	$	–	$	–	$	26,696,934

Investments in Securities at Value			Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$		140,152,427	$	–	$	–	$	140,152,427
Master Limited Partnerships(a)			2,019,861		–		–		2,019,861
Government Bonds			–		245,509,270		–		245,509,270
Purchased Options			7,250		–		–		7,250
Short Term Investments			4,793,239		–		–		4,793,239

Total	$		146,972,777	$	245,509,270	$	–	$	392,482,047

Other Financial Instruments

Assets
Futures Contracts	$		804,065	$	–	$	–	$	804,065
Total Return Swap Contracts			–		3,728,584		–		3,728,584
Liabilities
Written Options			(2,468,252)		–		–		(2,468,252)
Futures Contracts			(1,034,894)		–		–		(1,034,894)
Total Return Swap Contracts			–		(341,788)		–		(341,788)

Total	$		(2,699,081)	$	3,386,796	$	–	$	687,715

165  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

ALPS | Kotak India Growth Fund
Common Stocks
Consumer Discretionary	$	–	$	1,794,367	$	–	$	1,794,367
Consumer Staples		–		1,559,720		–		1,559,720
Energy		–		620,160		–		620,160
Financials		–		4,584,484		–		4,584,484
Health Care		–		1,193,294		–		1,193,294
Industrials		117,393		1,870,621		–		1,988,014
Information Technology		–		2,144,536		–		2,144,536
Materials		208,430		1,941,456		–		2,149,886
Telecommunication Services		–		249,119		–		249,119
Short Term Investments		46,969		–		–		46,969

Total	$	372,792	$	15,957,757	$	–	$	16,330,549

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

ALPS | Red Rocks Listed Private Equity Fund
Closed-End Funds	$	65,065,185	$	–	$	–	$	65,065,185
Common Stocks(a)		429,355,844		–		–		429,355,844
Short Term Investments		9,262,230		–		–		9,262,230

Total	$	503,683,259	$	–	$	–	$	503,683,259

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

ALPS | Sterling ETF Tactical Rotation Fund
Exchange Traded Funds	$	34,730,210	$	–	$	–	$	34,730,210

Total	$	34,730,210	$	–	$	–	$	34,730,210

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

ALPS | Westport Resources Hedged High Income Fund
Exchange Traded Funds	$	234,179	$	–	$	–	$	234,179
Bank Loans(a)		–		6,512,959		–		6,512,959
Convertible Corporate Bonds(a)		–		1,036,366		–		1,036,366
Corporate Bonds(a)		–		9,999,923		–		9,999,923
Mortgage Backed Securities		–		2,039,840		–		2,039,840
Short Term Investments		–		79,899		–		79,899

Total	$	234,179	$	19,668,987	$	–	$	19,903,166

Other Financial Instruments

Assets
Futures Contracts	$	1,807	$	–	$	–	$	1,807
Forward Foreign Currency Contracts		–		10,439		–		10,439
Liabilities
Futures Contracts		(45,631)		–		–		(45,631)
Credit Default Swap Contracts		–		(52,685)		–		(52,685)
Forward Foreign Currency Contracts		–		(879)		–		(879)

Total	$	(43,824)	$	(43,125)	$	–	$	(86,949)

166  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

ALPS | WMC Research Value Fund
Common Stocks(a)	$	95,735,591	$	–	$	–	$	95,735,591
Short Term Investments		1,643,620		–		–		1,643,620

Total	$	97,379,211	$	–	$	–	$	97,379,211

Other Financial Instruments

Assets
Futures Contracts	$	55,456	$	–	$	–	$	55,456

Total	$	55,456	$	–	$	–	$	55,456

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

Clough China Fund
Common Stocks
Communications	$	871,832	$	9,763,562	$	–	$	10,635,394
Consumer Discretionary		–		531,433		–		531,433
Consumer, Cyclical		158,014		12,260,950		–		12,418,964
Consumer, Non-Cyclical		236,467		2,826,658		–		3,063,125
Energy		–		2,782,335		–		2,782,335
Financials		–		20,777,931		–		20,777,931
Industrials		–		5,925,130		–		5,925,130
Technology		431,181		8,468,826		–		8,900,007
Utilities		–		635,345		–		635,345
Participation Notes(a)		–		2,787,121		–		2,787,121
Short Term Investments		170,634		–		–		170,634

Total	$	1,868,128	$	66,759,291	$	–	$	68,627,419

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

RiverFront Conservative Income Builder Fund
Exchange Traded Funds(a)	$	11,508,546	$	–	$	–	$	11,508,546
Short Term Investments		804,170		–		–		804,170

Total	$	12,312,716	$	–	$	–	$	12,312,716

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

RiverFront Dynamic Equity Income Fund
Common Stocks(a)	$	3,621,225	$	–	$	–	$	3,621,225
Exchange Traded Funds(a)		71,521,107		–		–		71,521,107
Short Term Investments		1,939,710		–		–		1,939,710

Total	$	77,082,042	$	–	$	–	$	77,082,042

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

RiverFront Global Allocation Fund
Common Stocks(a)	$	2,066,645	$	–	$	–	$	2,066,645
Exchange Traded Funds(a)		41,160,218		–		–		41,160,218
Short Term Investments		2,428,247		–		–		2,428,247

Total	$	45,655,110	$	–	$	–	$	45,655,110

167  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

RiverFront Global Growth Fund
Common Stocks(a)	$	3,880,497	$	–	$	–	$	3,880,497
Exchange Traded Funds(a)		74,704,082		–		–		74,704,082
Short Term Investments		2,288,635		–		–		2,288,635

Total	$	80,873,214	$	–	$	–	$	80,873,214

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total

RiverFront Moderate Growth & Income Fund
Common Stocks(a)	$	6,459,779	$	–	$	–	$	6,459,779
Exchange Traded Funds(a)		131,372,367		–		–		131,372,367
Short Term Investments		3,970,144		–		–		3,970,144

Total	$	141,802,290	$	–	$	–	$	141,802,290

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments or Consolidated Statement of Investments.

The Funds recognize transfers between levels as of the end of the period. For the Fiscal Year Ended October 31, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities, except the ALPS | Kotak India Growth Fund and the Clough China Fund. The ALPS | Kotak India Growth Fund and Clough China Fund utilize a fair value evaluation service with respect to international securities with an earlier market closing than the Funds’ net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amounts disclosed in the tables below represent the value of the securities as of October 31, 2015 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held at October 31, 2014.

The ALPS | Kotak India Growth Fund had the following transfers between Levels 1 and 2 at October 31, 2015:

		Level 1 - Quoted and Unadjusted Prices				Level 2 - Other Significant Observable Inputs
		Transfers In		Transfers (Out)		Transfers In		Transfers (Out)

Common Stocks	$	–	$	(1,178,648)	$	1,178,648	$	–

Total	$	–	$	(1,178,648)	$	1,178,648	$	–

The Clough China Fund had the following transfers between Levels 1 and 2 at October 31, 2015:

		Level 1 - Quoted and Unadjusted Prices				Level 2 - Other Significant Observable Inputs
		Transfers In		Transfers (Out)		Transfers In		Transfers (Out)

Common Stocks	$	–	$	(1,715,855)	$	1,715,855	$	–

Total	$	–	$	(1,715,855)	$	1,715,855	$	–

168  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of November 1, 2014	Accrued discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2015	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2015

Westport Resources Hedged High Income Fund
Corporate
Bonds	$262,500	$13,424	$–	$(44,093)	$33,732	$–	$(265,563)	$–	$–	$–	$–

Total	$262,500	$13,424	$–	$(44,093)	$33,732	$–	$(265,653)	$–	$–	$–	$–

Due to the short term nature of the payable due to custodian - overdraft, face value approximates fair value at October 31, 2015. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above.

Offering Costs: The ALPS | Sterling ETF Tactical Rotation Fund and ALPS | Westport Resources Hedged High Income Fund incurred offering costs during their Fiscal Periods Ended October 31, 2014. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, were amortized over the first twelve months from the inception date of each Fund. Amounts amortized through October 31, 2015 are shown on each Fund’s Statement of Operations.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds, except for ALPS | Alerian MLP Infrastructure Index Fund, comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. Those Funds are not subject to income taxes to the extent such distributions are made.

The ALPS | Alerian MLP Infrastructure Index Fund is taxed as a regular corporation (or so-called subchapter “C” corporation) for federal income tax purposes, and will be subject to tax on its taxable income at rates applicable to corporations. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent, but the Fund expects to pay federal income tax at a rate of 34 percent. The ALPS | Alerian MLP Infrastructure Index Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the ALPS | Alerian MLP Infrastructure Index Fund is not eligible to elect treatment as a regulated investment company due to its investments, primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the ALPS | Alerian MLP Infrastructure Index Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the ALPS | Alerian MLP Infrastructure Index Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the ALPS | Alerian MLP Infrastructure Index Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the return from an investment in the Fund. See further disclosure regarding MLPs below.

As of and during the Fiscal Year Ended October 31, 2015, the Funds, except the ALPS | Alerian MLP Infrastructure Index Fund, did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

169  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

Distributions to Shareholders: Each Fund, except the ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Westport Resources Hedged High Income Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund normally pays dividends and distributes capital gains, if any, on an annual basis. The ALPS | Alerian MLP Infrastructure Index Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund normally pay dividends, if any, on a quarterly basis and distribute capital gains annually. The ALPS | Westport Hedged High Income Fund normally pays dividends, if any, on a monthly basis and distributes capital gains annually. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Distributions received from the ALPS | Alerian MLP Infrastructure Index Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. The character of distributions received from investments in limited partnerships is estimated based off the best available information at period end. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

170  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Treasury Inflation Protected-Securities: The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Master Limited Partnerships: MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund and ALPS | Westport Resources Hedged High Income Fund are permitted to enter in various types of derivatives contracts. The other funds including ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS|Sterling ETF Tactical Rotation Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund may invest to a lesser extent in derivatives contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

171  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

Cash collateral that has been pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return and the ALPS Westport Hedged High Income Fund for hedging purposes. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss.

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October 31, 2015

Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at October 31, 2015 are disclosed after the Statement of Investments.

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund and the ALPS | Westport Resources Hedged High Income Fund for the Fiscal Year Ended October 31, 2015 was $506,124 and $(1,409,583), respectively.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average number of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, the ALPS | Westport Resources Hedged High Income Fund and the ALPS | WMC Research Value Fund for the Fiscal Year Ended October 31, 2015 was 246 contracts, 38 contacts and 4 contracts, respectively.

Forward Foreign Currency Contracts: The ALPS | Westport Resources Hedged High Income Fund (the “Fund”) invests in foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates

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October 31, 2015

between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations. As of October 31, 2015, the Fund held forward foreign currency contracts with net unrealized appreciation of $9,560.

For the fiscal year the average exposure for the Fund was $(4,336).

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A written call option on an asset by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A written put option on an asset by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

The Funds had the following transactions in written covered call/put options during the Fiscal Year Ended October 31, 2015:

	Number of Contracts	Premiums Received

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Options Outstanding, at the beginning of the period	(536)	$ 1,186,481
Options written	(1,765)	3,157,224
Options closed	1023	(2,861,660)
Options exercised	8	(9,999)
Options expired	295	(329,997)

Options Outstanding, at October 31, 2015	(975)	$ 1,142,049

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Notes to Financial Statements

October 31, 2015

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities as of October 31, 2015:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity Contracts (Purchased Options)	Investments, at value	$7,250	N/A	$	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value		2,468,252
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	804,065	Unrealized depreciation on futures contracts (b)		1,034,894
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	3,728,584	Unrealized depreciation on total return swap contracts		341,788

Total		$4,539,899			$3,844,934

ALPS | Westport Resources Hedged High Income Fund
Interest Rate Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(c)	$1,807	Unrealized depreciation on futures contracts (c)		$(45,631)
Interest Rate Contracts (Credit Default Swap Contracts)	N/A	N/A	Unrealized depreciation on centrally cleared swap contracts (d)		(52,685)
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	10,439	Unrealized depreciation on forward foreign currency contracts		(879)

Total		$12,246			$(99,195)

ALPS | WMC Research Value Fund
Equity Contracts (Futures Contracts)	N/A	$–	Unrealized depreciation on futures contracts (c)		$55,456

Total		$–			$55,456

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.
(b)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day’s net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(c)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

(d)

Represents cumulative appreciation (depreciation) of credit default swap contracts as reported in the Statement of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

175  |  October 31, 2015

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October 31, 2015

The effect of derivatives instruments on the Statement of Operations for the Fiscal Year Ended October 31, 2015:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized appreciation on investments	$(1,219,808)	$(956,683)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized (depreciation) on written options	1,666,342	(1,573,724)
Commodity and Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	(2,057,904)	926,594
Commodity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	(88,888,724)	9,468,760

Total		$(90,500,094)	$7,864,947

ALPS | Westport Resources Hedged High Income Fund
Interest Rate Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$(149,102)	$(15,041)
Interest Rate Contracts (Credit Default Swap Contracts)	Net realized gain on credit default swap contracts/Net change in unrealized depreciation on credit default swap contracts	6,183	(42,011)
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)	Net realized gain on foreign currency transactions/Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	16,934	9,560

Total		$(125,985)	$(47,492)

ALPS | WMC Research Value Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$103,218	$55,456

Total		$103,218	$55,456

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

176  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2015:

Offsetting of Derivatives Asset

October 31, 2015

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$3,728,584	$–	$3,728,584	$(341,788)	$–	$3,386,796

Total	$3,728,584	$–	$3,728,584	$(341,788)	$–	$3,386,796

Offsetting of Derivatives Liability

October 31, 2015

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$341,788	$–	$341,788	$ (341,788)	$–	$–

Total	$341,788	$–	$341,788	$ (341,788)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

177  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2015 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital

ALPS | Alerian MLP Infrastructure Index Fund	$8,391	$–	$2,346,444
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1,912,471	–	–
ALPS | Kotak India Growth Fund	422,790	245,199	–
ALPS | Red Rocks Listed Private Equity Fund	15,572,410	1,431,943	–
ALPS | Sterling ETF Tactical Rotation Fund	126,929	–	–
ALPS | Westport Resources Hedged High Income Fund	1,387,817	–	14,119
ALPS | WMC Research Value Fund	2,088,939	8,298,461	–
Clough China Fund	1,749,005	1,612,835	–
RiverFront Conservative Income Builder Fund	222,922	95,413	–
RiverFront Dynamic Equity Income Fund	1,884,705	1,736,888	–
RiverFront Global Allocation Fund	981,226	2,042,515	–
RiverFront Global Growth Fund	2,340,114	5,687,960	–
RiverFront Moderate Growth & Income Fund	4,696,222	4,753,671	–

The tax character of distributions paid by the Funds for the Fiscal Periods Ended October 31, 2014 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital

ALPS | Alerian MLP Infrastructure Index Fund	$94,908	$–	$828,416
ALPS | Westport Resources Hedged High Income Fund	833,792	–	–
RiverFront Conservative Income Builder Fund	35,707	–	–
RiverFront Dynamic Equity Income Fund	355,945	–	–
RiverFront Moderate Growth & Income Fund	860,964	–	–

Components of Distributable Earnings on a Tax Basis: At October 31, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related exchange-traded funds, the differing tax treatment of foreign currency, investments in partnerships, Passive Foreign Investment Companies (“PFICs”) and certain other investments.

For the year ended October 31, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$(96,036,033)	$1,735,772	$94,300,261
ALPS | Kotak India Growth Fund	–	213,003	(213,003)
ALPS | Red Rocks Listed Private Equity Fund	(100)	14,788,722	(14,788,622)
ALPS | Sterling ETF Tactical Rotation Fund	(35,672)	35,673	(1)
ALPS | Westport Resources Hedged High Income Fund	(26,570)	25,481	1,089
ALPS | WMC Research Value Fund	–	(352,423)	352,423
Clough China Fund	–	523,781	(523,781)
RiverFront Conservative Income Builder Fund	–	(13)	13
RiverFront Dynamic Equity Income Fund	–	287	(287)
RiverFront Global Allocation Fund	–	(23)	23
RiverFront Global Growth Fund	–	4,032	(4,032)

178  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital as follows:

Fund	Amount

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$724,239

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$–	$(26,174,543)	$(1,597,295)	$(32,259,627)	$ (60,031,465)
ALPS | Kotak India Growth Fund	431,005	1,657,266	–	274,190	2,362,461
ALPS | Red Rocks Listed Private Equity Fund	17,032,280	20,597,219	(945,622)	18,168,137	54,852,014
ALPS | Sterling ETF Tactical Rotation Fund	124,311	(1,844,820)	–	(33,839)	(1,754,348)
ALPS | Westport Resources Hedged High Income Fund	–	(387,189)	86,951	(1,842,736)	(2,142,974)
ALPS | WMC Research Value Fund	–	25,731,923	(55,456)	6,664,673	32,341,140
Clough China Fund	1,041,894	(1,879,455)	–	7,298,298	6,460,737
RiverFront Conservative Income Builder Fund	7,336	30,131	–	41,574	79,041
RiverFront Dynamic Equity Income Fund	92,674	1,629,180	–	1,865,520	3,587,374
RiverFront Global Allocation Fund	200,285	163,694	–	1,451,386	1,815,365
RiverFront Global Growth Fund	463,691	736,972	–	4,129,980	5,330,643
RiverFront Moderate Growth & Income Fund	386,905	2,955,582	–	3,035,698	6,378,185

Capital Losses: As of October 31, 2015 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each fund in tax years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Capital loss carryovers utilized during the Fiscal Year Ended October 31, 2015, were:

Fund		Amount

ALPS | Red Rocks Listed Private Equity Fund		$238,740

Post-Enactment Capital Losses*:
Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$15,065,672	$11,108,871
ALPS | Sterling ETF Tactical Rotation Fund	1,844,820	–
ALPS | Westport Resources Hedged High Income Fund	191,620	195,569
Clough China Fund	1,879,455	–

*

Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any election for late year capital loss (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

179  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund elected to defer to the period ending October 30, 2016, late year ordinary losses in the amount of $1,479,156.

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2015, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes

ALPS | Alerian MLP Infrastructure Index Fund	$11,060	$(6,368,130)	$–	$(6,357,070)	$33,054,004
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	7,331,351	(41,414,781)	1,823,803	(32,259,627)	426,565,477
ALPS | Kotak India Growth Fund	1,705,497	(1,430,230)	(1,076)	274,190	16,055,283
ALPS | Red Rocks Listed Private Equity Fund	43,772,950	(25,574,426)	(30,387)	18,168,137	485,484,735
ALPS | Sterling ETF Tactical Rotation Fund	–	(33,839)	–	(33,839)	34,764,049
ALPS | Westport Resources Hedged High Income Fund	190,564	(1,946,192)	(87,108)	(1,842,736)	21,658,794
ALPS | WMC Research Value Fund	10,970,611	(4,361,394)	55,456	6,664,673	90,769,994
Clough China Fund	9,421,116	(2,122,471)	(347)	7,298,298	61,328,774
RiverFront Conservative Income Builder Fund	169,726	(128,152)	–	41,574	12,271,142
RiverFront Dynamic Equity Income Fund	3,242,813	(1,377,293)	–	1,865,520	75,216,522
RiverFront Global Allocation Fund	2,186,787	(735,401)	–	1,451,386	44,203,724
RiverFront Global Growth Fund	5,333,055	(1,203,075)	–	4,129,980	76,743,234
RiverFront Moderate Growth & Income Fund	4,801,817	(1,766,119)	–	3,035,698	138,766,592

Deferred Tax Asset/Liability for ALPS | Alerian MLP Infrastructure Index Fund

Since the ALPS | Alerian MLP Infrastructure Index Fund (the “Fund” for purposes of this section) will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Cash distributions from MLPs to the ALPS | Alerian MLP Infrastructure Index Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

October 31, 2015	Current	Deferred	Total

Federal	$(5,654)	$(3,631,518)	$(3,637,172)
State	510	(213,335)	(212,825)
Valuation Allowance	–	2,724,889	2,724,889

Total tax expense	$(5,144)	$(1,119,964)	$(1,125,108)

180  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

October 31, 2014	Current	Deferred	Total

Federal	$6,396	$421,789	$428,185
State	262	19,945	20,207

Total tax expense	$6,658	$441,734	$448,392

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of October 31, 2015

Non-current Deferred tax assets:
Net unrealized loss on investment securities	$2,288,555
Net Operating Loss Carryforward	435,186
Other	1,147
Less Valuation Allowance	(2,724,888)

Net Deferred tax asset	$–

As of October 31, 2014

Non-current Deferred tax liabilities:
Net unrealized gain on investment securities	$(1,121,336)
Other	1,370

Net Deferred tax liability	$(1,119,966)

The net operating loss carryforward is available to offset future taxable income. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of October 31, 2035. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration

10/31/2015	$1,208,851	10/31/2035

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. Net operating losses that may be generated by the Fund are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years. Currently, the Fund intends to waive its carry back period for any net operating loss generated for the year ended October 31, 2015.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

As of the balance sheet date, Fund Management has assessed that it is not more likely than not that a portion of the deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for that portion of the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments or other factors may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

181  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

For the Year Ended October 31, 2015

Income tax expense at statutory rate	$(3,631,596)
State income taxes (net of federal benefit)	(213,624)
Permanent differences, net	(4,388)
Change in estimated state referral rate	285
Other	(674)
Valuation Allowance	2,724,888

Net income tax expense/(benefit)	$(1,125,109)

For the Fiscal Period Ended October 31, 2014

Income tax expense at statutory rate	$431,788
State income taxes (net of federal benefit)	24,966
Change in estimated state referral rate	(5,005)
Other	(3,357)

Net income tax expense/(benefit)	$448,392

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:
October 31, 2015
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

October 31, 2014
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. The Fund had no accrued penalties or interest for the Fiscal Year Ended October 31, 2015.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

182  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the Fiscal Year Ended October 31, 2015 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities

ALPS | Alerian MLP Infrastructure Index Fund	$29,315,988	$15,177,835
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	148,152,892	122,993,502
ALPS | Kotak India Growth Fund(b)	11,516,335	10,267,459
ALPS | Red Rocks Listed Private Equity Fund	189,945,677	181,664,686
ALPS | Sterling ETF Tactical Rotation Fund	147,057,748	123,285,846
ALPS | Westport Resources Hedged High Income Fund	18,143,515	20,347,517
ALPS | WMC Research Value Fund	114,981,842	123,026,768
Clough China Fund	157,962,270	157,184,149
RiverFront Conservative Income Builder Fund	18,931,891	15,803,880
RiverFront Dynamic Equity Income Fund	61,736,089	52,180,237
RiverFront Global Allocation Fund	36,107,303	27,345,706
RiverFront Global Growth Fund	60,097,665	53,819,814
RiverFront Moderate Growth & Income Fund	154,258,601	150,026,561

Purchases and sales of U.S. Government Obligations during the Fiscal Year Ended October 31, 2015 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$106,275,664	$72,269,360
ALPS | Westport Resources Hedged High Income Fund	9,575	9,971

(a)

Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

(b)	Purchases and sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Listed Private Equity Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. In addition, shares redeemed within 30 days of purchase for the ALPS | Sterling ETF Tactical Rotation Fund may incur a 1% short-term redemption fee. The ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Westport Resources Hedged High Income Fund, ALPS | WMC Research Value Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund, and RiverFront Moderate Growth & Income Fund shares do not incur redemption fees.

183  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

For the Fiscal Year Ended October 31, 2015, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained

Fund	For the Year Ended October 31, 2015	For the Fiscal Periods Ended October 31, 2014	For the Year Ended April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A	$8,433	$2,815	$28,999
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	106	19	55
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	77,754	5,450	15,328
ALPS | Kotak India Growth Fund - Class A	684	346	1,100
ALPS | Kotak India Growth Fund - Class C	–	142	–
ALPS | Kotak India Growth Fund - Class I	10,529	402	–
ALPS | Red Rocks Listed Private Equity Fund - Class A	28,724	23,046	15,705
ALPS | Red Rocks Listed Private Equity Fund - Class C	5,076	1,464	472
ALPS | Red Rocks Listed Private Equity Fund - Class I	54,952	37,095	46,273
ALPS | Red Rocks Listed Private Equity Fund - Class R	60	1,022	–
ALPS | Sterling ETF Tactical Rotation Fund - Class A	401	98	–
ALPS | Sterling ETF Tactical Rotation Fund - Class I	348	–	–
Clough China Fund - Class A	2,852	1,558	9,336
Clough China Fund - Class C	56	12	145
Clough China Fund - Class I	138,993	905	7,776

Transactions in shares of capital stock were as follows:

	ALPS | Alerian MLP Infrastructure Index Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	1,259,572	288,018	840,863
Dividends reinvested	123,898	37,693	22,014
Shares redeemed	(427,258)	(119,831)	(214,096)

Net increase in shares outstanding	956,212	205,880	648,781

Class C
Shares sold	818,801	301,736	307,622
Dividends reinvested	80,720	15,834	5,355
Shares redeemed	(402,241)	(21,671)	(56,783)

Net increase in shares outstanding	497,280	295,899	256,194

Class I
Shares sold	735,624	448,719	149,751
Dividends reinvested	48,740	19,256	10,785
Shares redeemed	(786,515)	(15,903)	(229,611)

Net increase/(decrease) in shares outstanding	(2,151)	452,072	(69,075)

184  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	2,262,826	2,009,784	7,651,538
Dividends reinvested	–	–	–
Shares redeemed	(2,238,826)	(8,184,764)	(7,315,182)

Net increase/(decrease) in shares outstanding	24,000	(6,174,980)	336,356

Class C
Shares sold	518,739	325,208	566,736
Dividends reinvested	–	–	–
Shares redeemed	(659,903)	(297,385)	(1,145,365)

Net increase/(decrease) in shares outstanding	(141,164)	27,823	(578,629)

Class I
Shares sold	38,810,785	21,543,668	22,908,918
Dividends reinvested	209,271	–	–
Shares redeemed	(29,430,269)	(4,926,582)	(16,450,540)

Net increase in shares outstanding	9,589,787	16,617,086	6,458,378

	ALPS | Kotak India Growth Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	275,925	237,553	276,089
Dividends reinvested	17,640	–	–
Shares redeemed	(242,799)	(339,968)	(248,518)

Net increase/(decrease) in shares outstanding	50,766	(102,415)	27,571

Class C
Shares sold	81,887	46,251	41,102
Dividends reinvested	4,439	–	–
Shares redeemed	(41,866)	(19,484)	(50,514)

Net increase/(decrease) in shares outstanding	44,460	26,767	(9,412)

Class I
Shares sold	356,462	526,457	36,244
Dividends reinvested	26,939	–	964
Shares redeemed	(385,524)	(46,610)	(68,589)

Net increase/(decrease) in shares outstanding	(2,123)	479,847	(31,381)

185  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

	ALPS | Red Rocks Listed Private Equity Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	10,981,499	8,719,848	15,978,340
Dividends reinvested	1,033,219	–	1,603,325
Shares redeemed	(14,218,098)	(7,255,050)	(5,633,930)

Net increase/(decrease) in shares outstanding	(2,203,380)	1,464,798	11,947,735

Class C
Shares sold	870,902	1,066,330	1,074,269
Dividends reinvested	64,156	–	55,528
Shares redeemed	(655,615)	(179,224)	(88,700)

Net increase in shares outstanding	279,443	887,106	1,041,097

Class I
Shares sold	18,816,997	14,082,200	14,171,110
Dividends reinvested	659,785	–	657,933
Shares redeemed	(14,723,024)	(5,365,813)	(8,859,864)

Net increase in shares outstanding	4,753,758	8,716,387	5,969,179

Class R
Shares sold	439,998	75,154	56,083
Dividends reinvested	7,077	–	3,972
Shares redeemed	(80,417)	(13,616)	(8,484)

Net increase in shares outstanding	366,658	61,538	51,570

	ALPS | Sterling ETF Tactical Rotation Fund

	For the Year Ended October 31, 2015	For the Period July 1, 2014 (Commencement) to October 31, 2014

Class A
Shares sold	1,594,176	536,342
Dividends reinvested	4,852	–
Shares redeemed	(633,557)	(8,719)

Net increase in shares outstanding	965,471	527,623

Class C
Shares sold	248,835	54,102
Dividends reinvested	336	–
Shares redeemed	(35,100)	(816)

Net increase in shares outstanding	214,071	53,286

Class I
Shares sold	1,466,642	747,556
Dividends reinvested	5,410	–
Shares redeemed	(323,715)	(816)

Net increase in shares outstanding	1,148,337	735,136

186  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

	ALPS | Westport Resources Hedged High Income Fund

	For the Year Ended October 31, 2015	For the Period January 1, 2014 (Commencement) to October 31, 2014

Class A
Shares sold	64,145	434,199
Dividends reinvested	18,525	8,382
Shares redeemed	(170,579)	(17,428)

Net increase/(decrease) in shares outstanding	(87,909)	425,153

Class C
Shares sold	–	171,830
Dividends reinvested	6,413	3,301
Shares redeemed	(88,926)	(14,038)

Net increase/(decrease) in shares outstanding	(82,513)	161,093

Class I
Shares sold	703,861	1,999,490
Dividends reinvested	119,016	44,725
Shares redeemed	(697,239)	(124,519)

Net increase in shares outstanding	125,638	1,919,696

	ALPS | WMC Research Value Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	155,776	12,637	222,748
Dividends reinvested	485,238	–	100,951
Shares redeemed	(590,531)	(212,255)	(381,282)

Net increase/(decrease) in shares outstanding	50,483	(199,618)	(57,583)

Class C
Shares sold	142,521	9,584	2,541
Dividends reinvested	1,762	–	187
Shares redeemed	(88,229)	–	(1,585)

Net increase in shares outstanding	56,054	9,584	1,143

Class I
Shares sold	278,507	139,366	475,904
Dividends reinvested	380,975	–	85,611
Shares redeemed	(605,101)	(423,706)	(751,779)

Net increase/(decrease) in shares outstanding	54,381	(284,340)	(190,264)

187  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

	Clough China Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	388,837	146,054	620,113
Dividends reinvested	38,495	–	17,364
Shares redeemed	(563,454)	(351,151)	(658,438)

Net decrease in shares outstanding	(136,122)	(205,097)	(20,961)

Class C
Shares sold	170,382	40,370	192,333
Dividends reinvested	11,566	–	983
Shares redeemed	(194,090)	(71,486)	(239,921)

Net decrease in shares outstanding	(12,142)	(31,116)	(46,605)

Class I
Shares sold	1,506,104	356,849	791,750
Dividends reinvested	45,342	–	7,137
Shares redeemed	(1,521,537)	(275,489)	(404,998)

Net increase in shares outstanding	29,909	81,360	393,889

	RiverFront Conservative Income Builder Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	68,088	20,788	51,708
Dividends reinvested	2,235	339	827
Shares redeemed	(71,287)	(22,586)	(8,730)

Net increase/(decrease) in shares outstanding	(964)	(1,459)	43,805

Class C
Shares sold	487,979	113,010	237,894
Dividends reinvested	14,535	1,180	6,490
Shares redeemed	(136,754)	(30,896)	(78,476)

Net increase in shares outstanding	365,760	83,294	165,908

Class I
Shares sold	168,227	170,292	188,828
Dividends reinvested	7,413	1,236	3,830
Shares redeemed	(229,291)	(36,589)	(132,582)

Net increase/(decrease) in shares outstanding	(53,651)	134,939	60,076

188  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

	RiverFront Dynamic Equity Income Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	486,948	298,200	601,943
Dividends reinvested	68,595	7,788	36,711
Shares redeemed	(308,287)	(173,465)	(113,937)

Net increase in shares outstanding	247,256	132,523	524,717

Class C
Shares sold	878,269	543,597	859,238
Dividends reinvested	114,440	6,068	65,716
Shares redeemed	(522,786)	(232,754)	(241,047)

Net increase in shares outstanding	469,923	316,911	683,907

Class I
Shares sold	639,114	268,460	794,021
Dividends reinvested	79,298	10,588	54,114
Shares redeemed	(517,459)	(83,369)	(291,301)

Net increase in shares outstanding	200,953	195,679	556,834

	RiverFront Global Allocation Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	187,353	53,535	145,922
Dividends reinvested	54,813	–	21,838
Shares redeemed	(186,115)	(117,670)	(157,419)

Net increase/(decrease) in shares outstanding	56,051	(64,135)	10,341

Class C
Shares sold	445,383	131,314	460,035
Dividends reinvested	94,535	–	26,360
Shares redeemed	(253,151)	(131,094)	(164,939)

Net increase in shares outstanding	286,767	220	321,456

Class I
Shares sold	732,674	247,340	357,419
Dividends reinvested	91,727	–	24,973
Shares redeemed	(259,448)	(74,901)	(126,577)

Net increase in shares outstanding	564,953	172,439	255,815

189  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

	RiverFront Global Growth Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	461,853	274,216	711,148
Dividends reinvested	126,977	–	73,149
Shares redeemed	(357,314)	(270,395)	(279,502)

Net increase in shares outstanding	231,516	3,821	504,795

Class C
Shares sold	299,191	71,276	332,183
Dividends reinvested	86,034	–	60,174
Shares redeemed	(193,028)	(83,298)	(114,858)

Net increase/(decrease) in shares outstanding	192,197	(12,022)	277,499

Class I
Shares sold	539,263	141,152	312,894
Dividends reinvested	96,480	–	75,213
Shares redeemed	(325,705)	(54,618)	(135,371)

Net increase in shares outstanding	310,038	86,534	252,736

Class L
Shares sold	381,064	91,284	208,438
Dividends reinvested	186,091	–	156,519
Shares redeemed	(278,706)	(157,229)	(297,731)

Net increase/(decrease) in shares outstanding	288,449	(65,945)	67,226

Investor Class
Shares sold	18,530	4,306	17,783
Dividends reinvested	54,628	–	52,483
Shares redeemed	(79,199)	(49,732)	(138,604)

Net decrease in shares outstanding	(6,041)	(45,426)	(68,338)

	RiverFront Moderate Growth & Income Fund

	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014

Class A
Shares sold	366,429	346,863	929,036
Dividends reinvested	148,964	15,435	131,056
Shares redeemed	(660,624)	(679,187)	(964,205)

Net increase/(decrease) in shares outstanding	(145,231)	(316,889)	95,887

Class C
Shares sold	1,473,735	637,442	1,598,320
Dividends reinvested	331,196	18,215	231,095
Shares redeemed	(1,084,631)	(442,477)	(1,075,044)

Net increase in shares outstanding	720,300	213,180	754,371

Class I
Shares sold	1,228,437	536,778	1,406,353
Dividends reinvested	248,980	26,841	171,628
Shares redeemed	(905,092)	(255,089)	(642,198)

Net increase in shares outstanding	572,325	308,530	935,783

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

190  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the Fiscal Year Ended October 31, 2015 were as follows:

RiverFront Conservative Income Builder Fund

Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance October 31, 2015	Dividend Income	Realized Loss	Market Value October 31, 2015

RiverFront Strategic Income Fund	34,106	24,800	11,820	47,086	$32,199	$(7,360)	$1,160,199

					$32,199	$(7,360)	$1,160,199

RiverFront Dynamic Equity Income Fund

Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance October 31, 2015	Dividend Income	Realized Loss	Market Value October 31, 2015

RiverFront Strategic Income Fund	142,382	122,185	48,853	215,714	$181,900	$(30,319)	$5,315,193

					$181,900	$(30,319)	$5,315,193

RiverFront Global Allocation Fund

Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance October 31, 2015	Dividend Income	Realized Loss	Market Value October 31, 2015

RiverFront Strategic Income Fund	18,764	81,588	60,966	39,386	$51,007	$(33,482)	$970,471

					$51,007	$(33,482)	$970,471

RiverFront Moderate Growth & Income Fund

Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance October 31, 2015	Dividend Income	Realized Loss	Market Value October 31, 2015

RiverFront Strategic Income Fund	489,954	120,906	48,502	562,358	$495,767	$(38,996)	$13,856,501

					$495,767	$(38,996)	$13,856,501

191  |  October 31, 2015

Notes to Financial Statements

October 31, 2015

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”), subject to the authority of the Board, is responsible for the overall management of the Funds listed below. AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra (UK) Limited
ALPS | Red Rocks Listed Private Equity Fund	Red Rocks Capital LLC(a)
ALPS | Sterling ETF Tactical Rotation Fund	Sterling Global Strategies LLC
ALPS | WMC Research Value Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners, LP
RiverFront Conservative Income Builder Fund	RiverFront Investment Group, LLC
RiverFront Dynamic Equity Income Fund	RiverFront Investment Group, LLC
RiverFront Global Allocation Fund	RiverFront Investment Group, LLC
RiverFront Global Growth Fund	RiverFront Investment Group, LLC
RiverFront Moderate Growth & Income Fund	RiverFront Investment Group, LLC

(a)	On July 31, 2015, Red Rocks Capital LLC was acquired by ALPS Advisers, Inc.

AAI and Westport Resources Management, Inc. (“Westport Resources”) (“collectively the “Westport Co-Advisors”), subject to the authority of the Board, serve as co-investment advisors for the ALPS | Westport Resources Hedged High Income Fund (the “Westport Fund”). AAI provides fund administration services and other portfolio support services and compliance monitoring for the Westport Fund. Westport Resources manages the Fund’s investment program and selects, subject to the approval of the Board, sub-advisors to the Fund. Westport Resources and the Trust have entered into sub-advisory agreements with respect to the Fund with three Sub-Advisors (the “Westport Sub-Advisors”), Concise Capital Management, LP, Amundi Smith Breeden LLC, and Sound Point Capital Management, L.P., to manage a portion of the Fund’s assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee

ALPS | Alerian MLP Infrastructure Index Fund	0.70%
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	1.25%
ALPS | Red Rocks Listed Private Equity Fund	0.85%
ALPS | Sterling ETF Tactical Rotation Fund	0.95%
ALPS | WMC Research Value Fund	0.95%(a)
Clough China Fund	1.35%
RiverFront Conservative Income Builder Fund	0.85%
RiverFront Dynamic Equity Income Fund	0.85%
RiverFront Global Allocation Fund	0.85%
RiverFront Global Growth Fund	0.85%
RiverFront Moderate Growth & Income Fund	0.85%

(a)	The contractual management fee is 0.95% for the first $250 million of net assets, 0.85% for the next $250 million of net assets, and 0.75% for net assets in excess of $500 million.

Pursuant to the Investment Advisory Agreement between the Westport Fund and AAI, the Westport Fund pays AAI an annual management fee of the greater of (i) 0.20%, based on the Westport Fund’s average daily net assets, or (ii) $150,000. Effective as of July 1, 2015, AAI has agreed voluntarily to waive the $150,000 minimum portion of its annual management fee for the Fund. Pursuant to the Investment Advisory Agreement between the Westport Fund and Westport Resources, the Westport Fund pays Westport Resources an annual management fee of 1.50% based on

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October 31, 2015

the Westport Fund’s average daily net assets. The management fee for each Advisory Agreement is paid on a monthly basis. The Westport Sub-Advisors will be engaged to manage the investments of the Westport Fund according to the its investment objective, policies and limitations and any investment guidelines established by the Westport Co-Advisors and the Board. Westport Resources will pay the Westport Sub-Advisors out of the advisory fee paid to it pursuant to the Westport Resources Advisory Agreement.

Pursuant to an Investment Sub-advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	First $50 Million	1.15%
	Over $50 Million	1.05%
ALPS | Red Rocks Listed Private Equity Fund	All Asset Levels	0.57%
ALPS | Sterling ETF Tactical Rotation Fund	All Asset Levels	0.60%
ALPS | WMC Research Value Fund	First $250 Million	0.50%
	$250 Million - $500 Million	0.40%
	Over $500 Million	0.30%
Clough China Fund	All Asset Levels	0.90%
RiverFront Conservative Income Builder Fund	All Asset Levels	0.60%
RiverFront Dynamic Equity Income Fund	All Asset Levels	0.60%
RiverFront Global Allocation Fund	All Asset Levels	0.60%
RiverFront Global Growth Fund	All Asset Levels	0.60%
RiverFront Moderate Growth & Income Fund	All Asset Levels	0.60%

The Advisor(s) and each Sub-Advisor have contractually agreed to limit the amount of each Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees (except Clough China Class A and Class C shares), shareholder service fees (except Clough China Class A shares and Class C shares), acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, that exceed the following annual rates below. These agreements are reevaluated on an annual basis based on the terms disclosed below.

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with its subsidiary, the Subsidiary’s investment adviser and the Fund’s investment adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. For the period ending 10.31.15 this amount equaled 668,490.

Fund	Class A	Class C	Class I	Class Inv	Class L	Class R	Term of Expense Limit Agreement

							8/27/2014 – 8/31/2015 &
ALPS | Alerian MLP Infrastructure Index Fund	0.85%	0.85%	0.85%	N/A	N/A	N/A	12/9/2014 – 2/29/2016
ALPS | CoreCommodity Management							9/11/2013 – 9/11/2015 &
CompleteCommodities® Strategy Fund	1.05%	1.05%	1.15%	N/A	N/A	N/A	2/28/2015 – 2/29/2016
							9/1/2014 – 8/31/2015 &
ALPS | Kotak India Growth Fund	1.60%	1.60%	1.60%	N/A	N/A	N/A	2/28/2015 – 2/29/2016
							9/1/2014 – 8/31/2015 &
ALPS | Red Rocks Listed Private Equity Fund	1.25%	1.25%	1.25%	N/A	N/A	1.25%	7/31/2015 – 2/28/2017
ALPS | Sterling ETF Tactical Rotation Fund	1.15%	1.15%	1.15%	N/A	N/A	N/A	6/30/2014 – 2/29/2016
ALPS | Westport Resources Hedged High							12/19/2013 – 8/31/2015 &
Income Fund	1.99%	1.99%	1.99%	N/A	N/A	N/A	2/28/2015 – 2/29/2016
							9/1/2014 – 8/31/2015 &
ALPS | WMC Research Value Fund	1.15%	1.15%	1.15%	N/A	N/A	N/A	2/28/2015 – 2/29/2016
							9/1/2014 – 8/31/2015 &
Clough China Fund	1.95%	2.70%	1.70%	N/A	N/A	N/A	2/28/2015 – 2/29/2016

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Notes to Financial Statements

October 31, 2015

Fund	Class A	Class C	Class I	Class Inv	Class L	Class R	Term of Expense Limit Agreement

RiverFront Conservative Income Builder Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2014 – 8/31/2015 & 2/28/2015 – 2/29/2016
RiverFront Dynamic Equity Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2014 – 8/31/2015 & 2/28/2015 – 2/29/2016
RiverFront Global Allocation Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2014 – 8/31/2015 & 2/28/2015 – 2/29/2016
RiverFront Global Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	N/A	9/1/2014 – 8/31/2015 & 2/28/2015 – 2/29/2016
RiverFront Moderate Growth & Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2014 – 8/31/2015 & 2/28/2015 – 2/29/2016

The Advisor(s) and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. Clough China Fund is not obligated to pay any such waived or reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived or reimbursed. The ALPS | Alerian MLP Infrastructure Index Fund, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income, ALPS | WMC Research Value Fund, RiverFront Conservative Income Builder Fund, RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth & Income Fund are not obligated to pay any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were waived or reimbursed. At October 31, 2015, the Advisor(s) and Sub-Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 4/30/16	Expires 10/31/16		Expires 4/30/17	Expires 10/31/17	Expires 10/31/18	Total

ALPS | Alerian MLP Infrastructure Index Fund - Class A	$9,499	$	N/A	$95,994	$48,763	$74,027	$228,283
ALPS | Alerian MLP Infrastructure Index Fund - Class C	9,045		N/A	28,674	24,506	48,448	110,673
ALPS | Alerian MLP Infrastructure Index Fund - Class I	36,196		N/A	38,321	23,256	34,028	131,801
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A	91,338		N/A	55,147	5,093	6,800	158,378
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	17,117		N/A	9,066	1,738	1,837	29,758
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	21,636		N/A	30,311	11,487	86,129	149,563
ALPS | Kotak India Growth Fund - Class A	188,194		N/A	198,350	81,178	95,360	563,082
ALPS | Kotak India Growth Fund - Class C	37,562		N/A	38,130	16,958	29,402	122,052
ALPS | Kotak India Growth Fund - Class I	121,202		N/A	87,957	78,795	150,329	438,283
ALPS | Red Rocks Listed Private Equity Fund - Class A	N/A		N/A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class C	N/A		N/A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class I	N/A		N/A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class R	N/A		N/A	N/A	N/A	N/A	N/A
ALPS | Sterling ETF Tactical Rotation Fund - Class A	N/A		N/A	N/A	15,562	78,926	94,488
ALPS | Sterling ETF Tactical Rotation Fund - Class C	N/A		N/A	N/A	7,752	8,258	16,010
ALPS | Sterling ETF Tactical Rotation Fund - Class I	N/A		N/A	N/A	53,715	86,740	140,455

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Notes to Financial Statements

October 31, 2015

Fund	Expires 4/30/16		Expires 10/31/16		Expires 4/30/17		Expires 10/31/17	Expires 10/31/18	Total

ALPS | Westport Resources Hedged High Income Fund - Class A	$	N/A	$	N/A	$	N/A	$33,823	$34,235	$68,058
ALPS | Westport Resources Hedged High Income Fund - Class C		N/A		N/A		N/A	14,345	11,798	26,143
ALPS | Westport Resources Hedged High Income Fund - Class I		N/A		N/A		N/A	188,185	191,137	379,322
ALPS | WMC Research Value Fund - Class A		50,013		N/A		39,957	25,559	51,771	167,300
ALPS | WMC Research Value Fund - Class C		90		N/A		81	74	1,084	1,329
ALPS | WMC Research Value Fund - Class I		36,903		N/A		31,790	18,931	38,056	125,680
Clough China Fund - Class A		N/A		10,534		N/A	N/A	N/A	10,534
Clough China Fund - Class C		N/A		9,198		N/A	N/A	N/A	9,198
Clough China Fund - Class I		N/A		30,012		N/A	N/A	N/A	30,012
RiverFront Conservative Income Builder Fund - Class A		6,224		N/A		14,608	6,814	10,173	37,819
RiverFront Conservative Income Builder Fund - Class C		38,763		N/A		50,536	28,317	44,843	162,459
RiverFront Conservative Income Builder Fund - Class I		21,584		N/A		23,541	11,336	19,129	75,590
RiverFront Dynamic Equity Income Fund - Class A		25,434		N/A		28,302	20,436	36,445	110,617
RiverFront Dynamic Equity Income Fund - Class C		54,152		N/A		55,724	35,936	65,254	211,066
RiverFront Dynamic Equity Income Fund - Class I		29,280		N/A		39,925	24,440	43,549	137,194
RiverFront Global Allocation Fund - Class A		32,881		N/A		31,141	15,480	24,491	103,993
RiverFront Global Allocation Fund - Class C		44,218		N/A		41,816	26,510	44,562	157,106
RiverFront Global Allocation Fund - Class I		21,009		N/A		30,843	21,125	43,041	116,018
RiverFront Global Growth Fund - Class A		22,444		N/A		28,381	20,675	40,534	112,034
RiverFront Global Growth Fund - Class C		23,097		N/A		22,962	13,878	29,002	88,939
RiverFront Global Growth Fund - Class I		18,595		N/A		27,339	29,599	36,381	111,914
RiverFront Global Growth Fund - Class L		78,131		N/A		60,282	15,078	60,547	214,038
RiverFront Global Growth Fund - Investor Class		31,778		N/A		22,272	9,650	17,309	81,009
RiverFront Moderate Growth & Income Fund		49,603		N/A		52,042	25,024	39,744	166,413
RiverFront Moderate Growth & Income Fund		92,197		N/A		96,176	54,689	102,129	345,191
RiverFront Moderate Growth & Income Fund		38,570		N/A		55,830	33,901	67,897	196,198

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission. The Funds’ Distributor is also the distributor of the Select Sector SPDR exchange traded funds (the “Underlying Sector ETFs”). As required by exemptive relief obtained by the Underlying Sector ETFs, the Advisor(s) will reimburse any applicable Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to such Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to such Fund and the Underlying Sector ETFs.

Each Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Class A, Class C, Class R (ALPS | Red Rocks Listed Private Equity Fund only), and Investor Class (RiverFront Global Growth Fund only) shares. The Plan allows a Fund to use Class A, Class C, Class R and Investor Class assets to pay fees in connection with the distribution and marketing of Class A, Class C, Class R and Investor Class shares and/or the provision of shareholder services to Class A, Class C, Class R and Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C, Class R and Investor Class shares of a Fund, if any, as their funding medium and for related expenses. The Plan permits a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A and Investor Class shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares.

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Notes to Financial Statements

October 31, 2015

Because these fees are paid out of a Fund’s Class A, Class C, Class R and Investor Class assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C, Class R and Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales charges.

The ALPS | Alerian MLP Infrastructure Index Fund Class A and Class C shares, ALPS | Kotak India Growth Fund Class A and Class C shares, ALPS | Red Rocks Listed Private Equity Fund Class A and Class C shares, ALPS | Sterling ETF Tactical Rotation Fund Class A and Class C shares, ALPS | Westport Resources Hedged High Income Fund Class A and Class C shares, ALPS | WMC Research Value Fund Class C shares, Clough China Fund Class C shares, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class A and Class C shares, RiverFront Conservative Income Builder Fund Class C shares, RiverFront Dynamic Equity Income Fund Class C shares, RiverFront Global Allocation Fund Class C shares, RiverFront Global Growth Fund Class C Shares, and the RiverFront Moderate Growth & Income Fund Class C shares have adopted a shareholder services plan (“Shareholder Services Plan”). Under the Shareholder Services Plan for each Fund, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for ALPS | Alerian MLP Infrastructure Index Fund Class A shares, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class A shares, ALPS | Kotak India Growth Fund Class A shares, ALPS | Red Rocks Listed Private Equity Fund Class A shares, ALPS | Sterling ETF Tactical Rotation Fund Class A shares, and ALPS | Westport Resources Hedged High Income Fund Class A shares, and not to exceed 0.25% for each Fund’s Class C shares of the average daily net asset value of the Class A shares and Class C shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the Fiscal Year Ended October 31, 2015 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

ALPS | WMC Research Value Fund engaged in cross trades with an affiliate during the Fiscal Year Ended October 31, 2015 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board of Trustees reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The Funds’ procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund. ALPS | WMC Research Value Fund sold securities to other funds for which the Sub-Adviser is the investment adviser in the amount of $378 with a realized loss of $14.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

196  |  October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income Fund, ALPS | WMC Research Value Fund (formerly known as ALPS | WMC Disciplined Value Fund), Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Moderate Growth & Income Fund, eleven of the funds of Financial Investors Trust (the “Trust”), as of October 31, 2015, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated statements of investments, of ALPS | Kotak India Growth Fund and ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, two of the funds of the Trust, as of October 31, 2015, the related consolidated statements of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights for these thirteen funds are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, agent banks and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the thirteen funds constituting Financial Investors Trust as of October 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

December 21, 2015

197  |  October 31, 2015

Additional Information

October 31, 2015 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2014, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	QDI	DRD
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	9.55%	9.55%
ALPS | Kotak India Growth Fund	32.23%	0.00%
ALPS | Red Rocks Listed Private Equity Fund	18.71%	1.23%
ALPS | Sterling ETF Tactical Rotation Fund	35.99%	39.74%
ALPS | Westport Resources Hedged High Income Fund	0.00%	0.00%
ALPS | WMC Research Value Fund	30.28%	29.68%
Clough China Fund	64.50%	0.00%
RiverFront Conservative Income Builder Fund	21.49%	10.02%
RiverFront Dynamic Equity Income Fund	49.83%	20.36%
RiverFront Global Allocation Fund	59.25%	2.98%
RiverFront Global Growth Fund	54.75%	3.01%
RiverFront Moderate Growth & Income Fund	34.16%	17.77%

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2014 via Form 1099. The Funds will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Funds that designated long-term capital gain dividends are:

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$–
ALPS | Kotak India Growth Fund	$245,199
ALPS | Red Rocks Listed Private Equity Fund	$1,431,943
ALPS | Sterling ETF Tactical Rotation Fund	$–
ALPS | Westport Resources Hedged High Income Fund	$–
ALPS | WMC Research Value Fund	$8,298,461
Clough China Fund	$1,612,835
RiverFront Conservative Income Builder Fund	$95,413
RiverFront Dynamic Equity Income Fund	$1,736,888
RiverFront Global Allocation Fund	$2,042,515
RiverFront Global Growth Fund	$5,687,960
RiverFront Moderate Growth & Income Fund	$4,753,671

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designate the amounts listed below as foreign taxes paid and foreign source income during the current fiscal year:

	Foreign Taxes Paid	Foreign Source Income
Clough China Fund	$ 149,681	$ 2,479,086

198  |  October 31, 2015

Additional Information

October 31, 2015 (Unaudited)

4. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS

Clough China Fund

On June 9-10, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between Financial Investors Trust (the “Trust”) and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the sub-advisory agreement with Clough Capital Partners, LLC (“Clough Capital”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub-Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Clough Capital, the Trustees, including the Independent Trustees, considered the following factors with respect to the Clough China Fund (the “China Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by (a) the Trust, on behalf of the China Fund, to ALPS Advisors of 1.35% of the China Fund’s daily average net assets and (b) ALPS Advisors to Clough Capital of 0.90% of the China Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the ALPS Advisors and Clough Capital to the China Fund. The Board received and considered information including a comparison of the China Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS. The Trustees noted that the investment advisory fee rate was above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the China Fund.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers, subject to certain exclusions) of 1.95%, 2.70% and 1.70% for Class A, Class C and Class I, respectively, of the China Fund, taking into account the contractual fee waivers in place through February 29, 2016. The Trustees noted that the total expense ratios (after waivers) were above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the China Fund.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the China Fund under the Investment Advisory Agreement and the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and Clough Capital in each of their presentations, including their Forms ADV and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and Clough Capital’s investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ALPS Advisors and Clough Capital. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and Clough Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the China Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Clough Capital’s management in connection with the China Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the China Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and noted that they have received reports on these services and compliance issues from ALPS Advisors and Clough Capital at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors and Clough Capital with respect to the China Fund.

Performance: The Trustees reviewed performance information for the China Fund and the predecessor fund of the China Fund (December 30, 2005 inception date) for the 1-year, 2-year, 3-year, 4-year and 5-year periods ended March 31, 2014. That review included a comparison of the China Fund’s performance to the performance of a group of comparable funds selected by Lipper. The Trustees noted the China Fund’s generally favorable longer-term performance over such periods ended March 31, 2014, compared against peer funds identified by Lipper. The Trustees also considered Clough Capital’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes, as well as Clough Capital’s overview of the China market, the economic outlook for investing in China and the potential effects of certain political and economic issues on trading in Chinese stocks.

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Comparable Accounts: The Trustees considered information provided by Clough Capital regarding fees charged to its closed-end investment company and private fund clients, noting Clough Capital’s statements regarding differences in trading strategies, activity levels and use of short sales and options.

Profitability: The Trustees received and considered a projected profitability analyses prepared by ALPS Advisors and by Clough Capital based on the fees payable under the Investment Advisory Agreement and Sub-Advisory Agreement, respectively. The Trustees considered that the China Fund was currently profitable to ALPS Advisors without the inclusion of distribution-related expenses, as well as the losses realized by Clough Capital in connection with the operation of the China Fund. The Trustees also considered Clough Capital’s statements regarding its continuing commitment to the China Fund despite these losses. The Board then reviewed ALPS Advisors’ and Clough Capital’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the China Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or Clough Capital from their relationship with the Trust.

Other Benefits to the Advisers: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and Clough Capital from their relationship with the China Fund, including whether soft-dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Clough Capital. In selecting ALPS Advisors and Clough Capital and approving the investment advisory and sub-advisory agreements and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory and sub-advisory agreements. Further, the Independent Trustees were advised by independent legal counsel throughout the process. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each agreement. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fee rate was above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the China Fund;

•

the total expense ratios (after waivers) were above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the China Fund;

•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement and by Clough Capital under the Sub-Advisory Agreement were adequate;
•	the performance of the China Fund was generally comparable to, or in some cases more favorable than, the longer-term performance of the funds in its performance peer universe;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Clough Capital’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the sub-advisory fees proposed to be payable to Clough Capital by the Adviser;

•

the profit, if any, realized by ALPS Advisors and by Clough Capital in connection with the operation of the China Fund is not unreasonable, especially in light of the fee waiver agreement between the Trust and ALPS Advisors, and to the extent currently unprofitable, each of ALPS Advisors and by Clough Capital remains committed to the China Fund; and

•	there were no material economies of scale or other benefits accruing to either ALPS Advisors or Clough Capital in connection with its relationship with the China Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the Meeting, concluded that ALPS Advisors’ and Clough Capital’s compensation for investment advisory services is consistent with the best interests of the China Fund and its shareholders.

ALPS | Red Rocks Listed Private Equity Fund

On April 22, 2015, the Trustees met in person to discuss, among other things, the approval, in accordance with Section 15(c) of the 1940 Act, of (i) the new investment sub-advisory agreement among the Trust, ALPS Advisors and Red Rocks Capital, LLC (“Red Rocks”) (the “New Sub-Advisory Agreement”), for consideration and approval by the shareholders of the ALPS | Red Rocks Listed Private Equity Fund (the “LPE Fund”) in connection with the acquisition of Red Rocks by ALPS Advisors (the “Transaction”), and (ii) the existing investment sub-advisory agreement among the Trust, ALPS Advisors and Red Rocks (the “Existing Sub-Advisory Agreement”). The Independent Trustees met with independent legal counsel during executive session and discussed the New Sub-Advisory Agreement, the Existing Sub-Advisory Agreement and other related materials.

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Additional Information

October 31, 2015 (Unaudited)

Approval of the New Sub-Advisory Agreement with Red Rocks

In voting to approve the New Sub-Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The Board considered whether the New Sub-Advisory would be in the best interests of the LPE Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided under the New Sub-Advisory Agreement; (ii) the investment performance of the LPE Fund; (iii) the expenses borne by the LPE Fund (including management fees and other expenses), the fees indirectly charged by Red Rocks to the LPE Fund and to its other clients, and projected profits to be realized by Red Rocks and its affiliates from their relationships with the LPE Fund; (iv) the fact that economies of scale may be realized as the LPE Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (v) potential fall-out benefits to Red Rocks from its relationships with the LPE Fund; and (vi) other general information about Red Rocks. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided. The Board received and considered information regarding the nature, extent and quality of services provided to the LPE Fund under the New Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by Red Rocks, including its Form ADV.

The Board reviewed and considered Red Rocks’ investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Red Rocks and reviewed the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the LPE Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the LPE Fund.

The Board also reviewed certain compliance-related materials and noted that they have received reports on advisory services and compliance matters from Red Rocks at each regular Board meeting throughout the year.

Investment Performance. The Board reviewed performance information for the LPE Fund for the 1-year, 3-year and 5-year periods ended March 31, 2015. The review included a comparison of the LPE Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data. The Trustees noted that the LPE Fund had favorable performance for each of these periods when compared against its peer universe average as identified by the independent provider of research data. The Board also considered Red Rocks’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Fees and Expenses. The Board reviewed and considered (a) the contractual annual advisory fee rate to be paid by the Trust, on behalf of the LPE Fund, to ALPS Advisors and (b) the contractual sub-advisory fee rate to be paid by ALPS Advisors to Red Rocks, in light of the extent and quality of the advisory services provided by ALPS Advisors and Red Rocks to the LPE Fund. The Board also considered fees charged by Red Rocks to comparable accounts, including other registered investment companies, noting the types of services offered by Red Rocks to those other accounts and Red Rocks’ cost considerations in managing such accounts.

Based on such information, the Board further determined that the contractual annual advisory fees, inclusive of the sub-advisory fees to be paid by ALPS Advisors to Red Rocks, and taking into account the contractual fee waivers in place, are generally lower than the peer universe median or within an acceptable range of the peer universe median. The Board also determined that the LPE Fund’s total expenses, on a class-by-class basis, were generally lower than the peer universe median, or within an acceptable range thereof.

Projected Profitability and Costs of Services to Red Rocks. The Trustees received and considered a projected profitability analysis prepared by Red Rocks based on the fees payable under the New Sub-Advisory Agreement and on Red Rocks’ estimates of its operating expenses, and also considered information regarding the financial condition of Red Rocks. The Trustees also received information from ALPS Advisors regarding the anticipated effects of the Transaction on its projected profitability. In assessing the projected profitability analysis, the Board noted that the LPE Fund’s total fees and expenses were within an acceptable range of the median expenses of comparable funds identified by the independent provider of investment company data.

Extent of Economies of Scale as the LPE Fund Grows and Whether Fee Levels Reflect Economies of Scale. The Trustees considered whether economies of scale in the provision of services to the LPE Fund were being passed along to the shareholders. The Trustees also considered whether any fall-out benefits or any other direct or indirect benefits would accrue to Red Rocks from its relationship with the LPE Fund. The Board also reviewed and considered any other benefits derived or to be derived by Red Rocks from its relationship with the LPE Fund, including soft dollar arrangements.

Based on its evaluation of the aforementioned considerations, the Board unanimously voted to approve the New Sub-Advisory Agreement, and to recommend to the shareholders of the LPE Fund that they approve the New Sub-Advisory Agreement.

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Additional Information

October 31, 2015 (Unaudited)

Renewal of the Existing Sub-Advisory Agreement with Red Rocks

In renewing and approving the Existing Sub-Advisory Agreement with Red Rocks, the Trustees, including the Independent Trustees, considered the following factors with respect to the LPE Fund:

In voting to approve the Existing Sub-Advisory Agreement, the Board did not identify any single factor to be determinative. The Board considered whether the Existing Sub-Advisory Agreement would be in the best interests of the LPE Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided under the Existing Sub-Advisory Agreement; (ii) the investment performance of the LPE Fund; (iii) the expenses borne by the LPE Fund (including management fees and other expenses), the fees indirectly charged by Red Rocks to the LPE Fund and to its other clients, and projected profits to be realized by Red Rocks and its affiliates from their relationships with the LPE Fund; (iv) the fact that economies of scale may be realized as the LPE Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (v) potential fall-out benefits to Red Rocks from its relationships with the LPE Fund; and (vi) other general information about Red Rocks. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided. The Board received and considered information regarding the nature, extent and quality of services provided to the LPE Fund under the Existing Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by Red Rocks, including its Form ADV.

The Board reviewed and considered Red Rocks’ investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Red Rocks, and reviewed the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the LPE Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the LPE Fund.

The Board also reviewed certain compliance-related materials and noted that they have received reports on advisory services and compliance matters from Red Rocks at each regular Board meeting throughout the year.

Investment Performance. The Board reviewed performance information for the LPE Fund for the 1-year, 3-year and 5-year periods ended March 31, 2015. The review included a comparison of the LPE Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data. The Trustees noted that the LPE Fund had favorable performance for each of these periods when compared against its peer universe average as identified by the independent provider of research data. The Board also considered Red Rocks’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Fees and Expenses. The Board reviewed and considered (a) the contractual annual advisory fee rate to be paid by the Trust, on behalf of the LPE Fund, to ALPS Advisors and (b) the contractual sub-advisory fee rate to be paid by ALPS Advisors to Red Rocks, in light of the extent and quality of the advisory services provided by ALPS Advisors and Red Rocks to the LPE Fund. The Board also considered fees charged by Red Rocks to comparable accounts, including other registered investment companies, noting the types of services offered by Red Rocks to those other accounts and Red Rocks’ cost considerations in managing such accounts.

Based on such information, the Board further determined that the contractual annual advisory fees, inclusive of the sub-advisory fees to be paid by ALPS Advisors to Red Rocks, and taking into account the contractual fee waivers in place, are generally lower than the peer universe median or within an acceptable range of the peer universe median. The Board also determined that the LPE Fund’s total expenses, on a class-by-class basis, were generally lower than the peer universe median, or within an acceptable range thereof.

Projected Profitability and Costs of Services to Red Rocks. The Trustees received and considered a historical, current and projected profitability analysis prepared by Red Rocks based on the fees payable under the Existing Sub-Advisory Agreement and on Red Rocks’ estimates of its operating expenses, and also considered information regarding the financial condition of Red Rocks. In assessing the profitability analysis, the Board noted that the LPE Fund’s total fees and expenses were within an acceptable range of the median expenses of comparable funds identified by the independent provider of investment company data.

Extent of Economies of Scale as the LPE Fund Grows and Whether Fee Levels Reflect Economies of Scale. The Trustees considered whether economies of scale in the provision of services to the LPE Fund were being passed along to the shareholders. The Trustees also considered whether any fall-out benefits or any other direct or indirect benefits would accrue to Red Rocks from its relationship with the LPE Fund. The Board also reviewed and considered any other benefits derived or to be derived by Red Rocks from its relationship with the LPE Fund, including soft dollar arrangements.

Based on its evaluation of the aforementioned considerations, the Board unanimously voted to approve the Existing Investment Sub-Advisory Agreement.

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Additional Information

October 31, 2015 (Unaudited)

Approval of the Existing Investment Advisory Agreement with ALPS Advisors

On June 9-10, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Trustees noted that the existing investment sub-advisory agreement with Red Rocks Capital was not subject to review at this time as it had been renewed at the Board’s April 22, 2015 meeting. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors, the Trustees, including the Independent Trustees, considered the following factors with respect to the LPE Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the LPE Fund, to ALPS Advisors of 0.85% of the LPE Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by ALPS Advisors to the LPE Fund. The Board received and considered information including a comparison of the LPE Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS. The Trustees noted that the investment advisory fee rate was above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the LPE Fund.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratio (after waivers, subject to certain exclusions) of 1.25% for all classes of the LPE Fund, taking into account the contractual fee waivers in place through February 29, 2016. The Trustees noted that the total expense ratios (after waivers) were above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the LPE Fund.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the LPE Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors in their presentations, including its Form ADV and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ investment advisory personnel, its history as asset managers, its performance and the amount of assets currently under management by ALPS Advisors. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the LPE Fund.

The Trustees considered the background and experience of ALPS Advisors’ management in connection with the LPE Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the management of the LPE Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and further noted that they have received reports on these services and compliance issues from ALPS Advisors at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors with respect to the LPE Fund.

Performance: The Trustees reviewed performance information for the LPE Fund for the 1-year, 2-year, 3-year, 4-year and 5-year periods ended March 31, 2015. That review included a comparison of the LPE Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the generally favorable performance of the LPE Fund over more recent periods compared with the applicable performance peer universe of funds identified by an independent provider of investment company data.

Comparable Accounts: The Trustees noted that for the purposes of reviewing comparable accounts, the focus has been on the comparable accounts of the sub-adviser, and that the existing sub-advisory agreement with Red Rocks was not being presented to the Trustees at this time.

Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors based on the fees payable under the Investment Advisory Agreement. The Trustees considered the statements by ALPS Advisors that the LPE Fund was currently profitable to ALPS Advisors. The Board then reviewed and discussed ALPS Advisors’ financial statements in order to analyze the financial condition and stability of the adviser.

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Additional Information

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Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the LPE Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors from its relationship with the Trust.

Other Benefits to the Advisers: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors from its relationship with the LPE Fund, including whether soft-dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors. In selecting ALPS Advisors and approving the Investment Advisory Agreement and fees under such agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the investment advisory fee rate was above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians;
•	the total expense ratios (after waivers) were above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians;
•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement were adequate;
•	the performance of the LPE Fund was generally comparable to, or in some cases more favorable than, the longer-term performance of the funds in its performance peer universe;
•

for the purposes of reviewing comparable accounts, the focus has been on the comparable accounts of the sub-adviser, and that the existing sub-advisory agreement with Red Rocks was not being presented to the Trustees at this time;

•

the profit realized by ALPS Advisors in connection with the operation of the LPE Fund is not unreasonable, especially in light of the fee waiver agreement among the Trust, ALPS Advisors and Red Rocks; and

•	there were no material economies of scale or other benefits accruing to ALPS Advisors in connection with its relationship with the LPE Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the meeting, concluded that ALPS Advisors’ compensation for investment advisory services is consistent with the best interests of the LPE Fund and its shareholders.

ALPS | WMC Research Value Fund

On June 9-10, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the sub-advisory agreement with Wellington Management Company LLP (“Wellington”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub-Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Wellington, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | WMC Research Value Fund (the “WMC Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the tiered contractual annual advisory fee to be paid by (a) the Trust, on behalf of the WMC Fund, to ALPS Advisors of (i) 0.95% of the WMC Fund’s daily average net assets of $0-$250M; (ii) 0.85% of the WMC Fund’s daily average net assets between $250M-$500M ; and (iii) 0.75% of the WMC Fund’s daily average net assets over $500M and (b) by ALPS Advisors to Wellington of (i) 0.50% of the WMC Fund’s daily average net assets of $0-$250M; (ii) 0.40% of the WMC Fund’s daily average net assets between $250M-$500M; and (iii) 0.30% of the WMC Fund’s daily average net assets over $500M, in light of the extent and quality of the advisory services provided by the ALPS Advisors and Wellington to the WMC Fund. The Board received and considered information including a comparison of the WMC Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS. The Trustees noted that the investment advisory fee rate was above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the WMC Fund.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered total expense ratio (after waivers, subject to certain exclusions) of 1.15% for the WMC Fund’s, taking into account the contractual fee waiver in place until February 29, 2016. The Trustees

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Additional Information

October 31, 2015 (Unaudited)

noted that the total expense ratios (after waivers) were slightly above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the WMC Fund.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the WMC Fund under the Investment Advisory Agreement and the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and Wellington in each of their presentations, including their Forms ADV and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and Wellington’s investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ALPS Advisors and Wellington. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and Wellington, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the WMC Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Wellington’s management in connection with the WMC Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the WMC Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and noted that they have received reports on these services and compliance issues from ALPS Advisors and Wellington at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors and Wellington with respect to the WMC Fund.

Performance: The Trustees reviewed performance information for the WMC Fund and the predecessor fund of the WMC Fund (December 31, 1999 inception) for the 1-year, 2-year, 3-year, 4-year, 5-year and 10-year periods ended March 31, 2015. That review included a comparison of the WMC Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the generally favorable performance of the WMC Fund over much of those periods compared against funds identified by an independent provider of investment company data. The Trustees also considered Wellington’s discussion of the WMC Fund’s performance contributors and detractors and its portfolio position and outlook, as well as Wellington’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees considered information provided by Wellington regarding their institutional fee schedule for comparable strategies.

Profitability: The Trustees received and considered a projected profitability analysis prepared by ALPS Advisors and by Wellington based on the fees payable under the Investment Advisory Agreement and the Sub-Advisory Agreement, respectively. The Trustees considered that the WMC Fund was currently profitable to ALPS Advisors without the inclusion of distribution-related expenses. The Trustees also considered the advisers’ statements regarding their continuing commitment to the WMC Fund despite these losses. The Board then reviewed ALPS Advisors’ and Wellington’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the WMC Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or Wellington from their relationship with the Trust.

Other Benefits to the Advisers: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and Wellington from their relationship with the WMC Fund, including whether soft-dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Wellington. In selecting ALPS Advisors and Wellington and approving the Investment Advisory Agreement and the Sub-Advisory Agreement and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement and the Sub-Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fee rate was slightly above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the WMC Fund;

•

the total expense ratios (after waivers) were slightly above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the WMC Fund;

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Additional Information

October 31, 2015 (Unaudited)

•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement and by Wellington under the Sub-Advisory Agreement were adequate;
•	the performance of the WMC Fund was generally comparable to, or in some cases more favorable than, the performance of the funds in its performance peer universe;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Wellington’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the sub-advisory fees proposed to be payable to Wellington by ALPS Advisors;

•

the profit realized by ALPS Advisors and by Wellington in connection with the operation of the WMC Fund is not unreasonable, especially in light of the fee waiver agreement between the Trust and ALPS Advisors, and to the extent currently unprofitable or profitable, each remains committed to the WMC Fund; and

•	there were no material economies of scale or other benefits accruing to either ALPS Advisors or Wellington in connection with its relationship with the WMC Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the Meeting, concluded that ALPS Advisors’ and Wellington’s compensation for investment advisory services is consistent with the best interests of the WMC Fund and its shareholders.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

On June 9-10, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the sub-advisory agreement with CoreCommodity Management LLC (“CoreCommodity”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub-Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with CoreCommodity, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by (a) the Trust, on behalf of the CoreCommodity Fund, to ALPS Advisors of 0.85% of the CoreCommodity Fund’s daily average net assets and (b) by ALPS Advisors to CoreCommodity of 0.75% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the ALPS Advisors and CoreCommodity to the CoreCommodity Fund. The Board received and considered information including a comparison of the CoreCommodity Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS. The Trustees noted that the investment advisory fee rate was generally above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the CoreCommodity Fund.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratio (after waivers, subject to certain exclusions) of 1.05% for Class A shares, 1.05% for Class C shares, and 1.15% for Class I shares of the CoreCommodity Fund, taking into account the contractual fee waiver in place until February 29, 2016. The Trustees noted that the total expense ratios (after waivers) were within a reasonable range of the median expense group ratio and the median expense universe ratio when considered in light of particular services provided to the Core Commodity Fund.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the CoreCommodity Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors in its presentations, including its Form ADV.

The Trustees reviewed and considered ALPS Advisors’ investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by ALPS Advisors. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the CoreCommodity Fund.

The Trustees considered the background and experience of ALPS Advisors’ management in connection with the CoreCommodity Fund.

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The Trustees also reviewed the accompanying compliance-related materials and noted that they have received reports on these services and compliance issues from ALPS Advisors and CoreCommodity at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors and CoreCommodity with respect to the CoreCommodity Fund.

Performance: The Trustees reviewed performance information for the CoreCommodity Fund for the 1-year, 2-year, 3-year, and 4-year periods ended March 31, 2015. The review included a comparison of the CoreCommodity Fund’s performance to the performance of a universe of comparable funds selected by Lipper. The Trustees noted that the CoreCommodity Fund had generally near median and favorable long term performance when compared against comparable funds identified by Lipper. The Trustees also considered ALPS Advisors’ CoreCommodity’s performance and reputation generally and their investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees considered information provided by CoreCommodity indicating that there were no comparable accounts managed by CoreCommodity.

Profitability: The Trustees received and considered a projected profitability analyses prepared by ALPS Advisors and by CoreCommodity based on the fees payable under the Investment Advisory Agreement and the Sub-Advisory Agreement, respectively. The Trustees considered that the CoreCommodity Fund was currently profitable to ALPS Advisors without the inclusion of distribution-related expenses, and currently profitable to CoreCommodity both before and after distribution expenses. The Board then reviewed ALPS Advisors’ and CoreCommodity’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the CoreCommodity Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or CoreCommodity from their relationship with the Trust.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and CoreCommodity from their relationship with the CoreCommodity Fund, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with CoreCommodity Management. In selecting ALPS Advisors and CoreCommodity Management and approving the Investment Advisory Agreement and the Sub-Advisory Agreement and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory and sub-advisory agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fee rate was above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the CoreCommodity Fund;

•

the total expense ratios (after waivers) were near the median expense group fee and the median expense universe fee, and within a reasonable range of such medians when considered in light of particular services provided to the CoreCommodity Fund;

•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement and by CoreCommodity under the Sub-Advisory Agreement were adequate;
•	the performance of the CoreCommodity Fund was near median and generally favorable compared with the long-term performance of the funds in its performance peer universe;
•	there were no comparable accounts managed by CoreCommodity;
•

the profit realized by ALPS Advisors and CoreCommodity in connection with the operation of the CoreCommodity Fund is not unreasonable, especially in light of the fee waiver agreement between the Trust and CoreCommodity; and to the extent currently unprofitable, ALPS Advisors remains committed to the CoreCommodity Fund; and

•	there were no material economies of scale or other benefits accruing to ALPS Advisors in connection with its relationship with the CoreCommodity Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the meeting, concluded that ALPS Advisors’ and CoreCommodity’s compensation for investment advisory services is consistent with the best interests of the CoreCommodity Fund and its shareholders.

The Trustees applied the same analysis to the advisory arrangements between ALPS Advisors, CoreCommodity and the wholly owned Cayman Island subsidiary of the CoreCommodity Fund.

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RiverFront Global Allocation Series

On June 9-10, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the sub-advisory agreement with RiverFront Investment Group, LLC (“RiverFront”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub-Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with RiverFront, the Trustees, including the Independent Trustees, considered the following factors with respect to the RiverFront Global Allocation Series (the “RiverFront Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by (a) the Trust, on behalf of the RiverFront Funds, to ALPS Advisors of 0.85% of each RiverFront Fund’s daily average net assets and (b) by ALPS Advisors to RiverFront of 0.60% of each of the RiverFront Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the ALPS Advisors and RiverFront to the RiverFront Funds. The Board received and considered information including a comparison of each RiverFront Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS. The Trustees noted that the investment advisory fee rate was generally above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to each RiverFront Fund.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers, subject to certain exclusions), of 0.90% for Class A, Class C, Class I, Class L and Investor Class shares of each of the RiverFront Funds, if applicable, taking into account the contractual fee waiver in place until February 29, 2016. The Trustees noted that the total expense ratios (after waivers) were within a reasonable range of, and sometimes below, the median expense group ratio and the median expense universe ratio when considered in light of particular services provided to the RiverFront Funds.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the RiverFront Funds under the Investment Advisory Agreement and the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and RiverFront in each of their presentations, including their Forms ADV and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and RiverFront’s investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ALPS Advisors and RiverFront. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and RiverFront, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the RiverFront Funds.

The Trustees considered the background and experience of ALPS Advisors’ and RiverFront’s management in connection with the RiverFront Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the RiverFront Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and noted that they have received reports on these services and compliance issues from ALPS Advisors and RiverFront at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors and RiverFront with respect to the RiverFront Funds.

Performance: The Trustees reviewed performance information for each RiverFront Fund for the 1-year, 2-year, 3-year and 4-year periods ended March 31, 2015, as applicable. The review included a comparison of each of the RiverFront Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted that, with the exception of the RiverFront Global Growth Fund, the net total return performance for each RiverFront Fund was generally below the respective performance universe average. The Trustees also considered RiverFront’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by RiverFront regarding its typical fee ranges for UMA and SMA accounts.

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Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors and by RiverFront based on the fees payable under the Investment Advisory Agreement and the Sub-Advisory Agreement, respectively. The Trustees considered that certain of the RiverFront Funds were profitable to ALPS Advisors without the inclusion of distribution-related expenses, and that all of the RiverFront Funds were currently profitable to RiverFront excluding the RiverFront Conservative Income Builder Fund. The Trustees also considered ALPS Advisors’ and RiverFront’s statements regarding their continuing commitment to the RiverFront Funds despite any losses with respect to certain of the Funds. The Board then reviewed and discussed ALPS Advisors’ and RiverFront’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the RiverFront Funds were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or RiverFront from their relationship with the Trust.

Other Benefits to the Advisers: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and RiverFront from their relationship with the RiverFront Funds, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with RiverFront. In selecting ALPS Advisors and RiverFront and approving the Investment Advisory Agreement and the Sub-Advisory Agreement and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement and the Sub-Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fee rate was generally above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to each RiverFront Fund;

•

the total expense ratios (after waivers) were near, and sometimes below, the median expense group fee and the median expense universe fee, and within a reasonable range of such medians when considered in light of particular services provided to each RiverFront Fund;

•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement and by RiverFront under the Sub-Advisory Agreement were adequate;
•	the performance of each of the RiverFront Funds was generally below the respective performance universe average;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to RiverFront’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the RiverFront Funds;

•

the profit, if any, anticipated to be realized by ALPS Advisors and by RiverFront in connection with the operation of each RiverFront Fund is not unreasonable, especially in light of the fee waiver agreement among the Trust, ALPS Advisors and RiverFront, and to the extent currently unprofitable, ALPS Advisors and RiverFront remain committed to each of the RiverFront Funds; and

•	there were no material economies of scale or other benefits accruing to either ALPS Advisors or RiverFront in connection with its relationship with any RiverFront Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and RiverFront’s compensation for investment advisory services is consistent with the best interests of each of the RiverFront Funds and its shareholders.

ALPS | Kotak India Growth Fund

On June 9-10, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the sub-advisory agreement with Kotak Mahindra (UK) Limited (“Kotak”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub-Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Kotak, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | Kotak India Growth Fund (the “India Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by (a) the Trust, on behalf of the India Fund, to ALPS Advisors of 1.25% of the India Fund’s daily average net assets and (b) by ALPS Advisors to Kotak of (i) 1.15% of the India Fund’s daily average net assets on the first $50 million and 1.05% of the India Fund’s daily average net assets over $50 million, in light of the extent

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and quality of the advisory services provided by the ALPS Advisors and Kotak to the India Fund. The Board received and considered information including a comparison of the India Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS. The Trustees noted that the investment advisory fee rate was near the median expense group fee and the median expense universe fee, and within a reasonable range of such medians when considered in light of particular services provided to the India Fund.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratio (net of waivers, subject to certain exclusions) of 1.60% for Class A shares, Class C shares and Class I shares, taking into account the contractual fee waiver in place until February 29, 2016. The Trustees noted that the total expense ratios (after waivers) were above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the India Fund.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the India Fund under the Investment Advisory Agreement and the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and Kotak in each of their presentations, including their Forms ADV and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and Kotak’s investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ALPS Advisors and Kotak. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and Kotak, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the India Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Kotak’s management in connection with the India Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the India Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and noted that they have received reports on these services and compliance issues from ALPS Advisors and Kotak at each regular Board meeting through the year related to the services rendered by ALPS Advisors and Kotak with respect to the India Fund.

Performance: The Trustees reviewed performance information for the India Fund for the 1-year, 2-year, 3-year, and 4-year periods ended March 31, 2015. The review included a comparison of the India Fund’s performance to the performance of a group of comparable funds selected by an independent provider of investment company data. The Trustees noted that the India Fund had generally favorable performance when compared against comparable funds identified by an independent provider of investment company data. The Trustees also considered Kotak’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees considered information provided by Kotak regarding fee schedules applicable to certain collective investment vehicles managed by Kotak and marketed outside the United States and certain other institutional clients.

Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors and by Kotak based on the fees payable under the Investment Advisory Agreement and the Sub-Advisory Agreement, respectively. The Trustees considered the losses realized by ALPS Advisors and by Kotak in connection with the operation of the India Fund. The Trustees also considered the advisers’ statements regarding their continuing commitment to the India Fund despite these losses. The Board then reviewed and discussed ALPS Advisors’ and Kotak’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the India Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or Kotak from their relationship with the Trust.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and Kotak from their relationship with the India Fund, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Kotak. In selecting ALPS Advisors and Kotak and approving the Investment Advisory Agreement and the Sub-Advisory Agreement and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative

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as the principal factor in whether to approve the Investment Advisory Agreement and the Sub-Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fee rate was generally near the median expense group fee and the median expense universe fee, and within a reasonable range of such medians when considered in light of particular services provided to the India Fund;

•

the total expense ratios (after waivers) were above the median expense group fee and the median expense universe fee, and within a reasonable range of such medians when considered in light of particular services provided to the India Fund;

•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement and by Kotak under the Sub-Advisory Agreement were adequate;
•	the performance of the India Fund was generally favorable to the performance of the funds in its performance peer universe over more recent periods;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Kotak’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the India Fund;

•	the India Fund is currently unprofitable to ALPS Advisors and Kotak, and each remains committed to the India Fund; and
•	there were no material economies of scale or other benefits accruing to ALPS Advisors or Kotak in connection with its relationship with the India Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and Kotak’s compensation for investment advisory services is consistent with the best interests of the India Fund and its shareholders.

ALPS | Alerian MLP Infrastructure Index Fund

On June 9-10, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | Alerian MLP Infrastructure Index Fund (the “Alerian Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Alerian Fund, to ALPS Advisors of 0.70% of the Fund’s average daily net assets, in light of the extent and quality of the advisory services to be provided by ALPS Advisors to the Alerian Fund. The Board received and considered information including a comparison of the Alerian Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS. The Trustees noted that the investment advisory fee rate was less than the median expense group fee and the median expense universe fee.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratio (net of waivers, subject to certain adjustments) of 0.85% for Class C, Class A and Class I shares of the Fund, taking into account the contractual fee waiver in place until February 29, 2016. The Trustees noted that the total expense ratio (after waivers) was less than the median expense group ratio and the median expense universe ratio.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Alerian Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors in its presentation, including its Form ADV.

The Trustees reviewed and considered ALPS Advisors’ investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by ALPS Advisors and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Alerian Fund.

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The Trustees considered the background and experience of ALPS Advisors’ management in connection with the Alerian Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Alerian Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ Code of Ethics.

Performance: The Trustees reviewed performance information for the Alerian Fund for the 1-year and 2-year periods ended March 31, 2015. The review included a comparison of the Alerian Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees considered that, unlike many of its competitors, the Alerian Fund was based on a passive, index-tracking strategy and was not actively managed. The Trustees also considered ALPS Advisors’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees also considered information provided by ALPS Advisors regarding the fee rate applicable to a different investment company utilizing a similar strategy, noting ALPS Advisors’ statements regarding differences in competitive markets and operational structures.

Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors based on the fees payable under the Investment Advisory Agreement. The Trustees considered the losses realized by ALPS Advisors in connection with the operation of the Alerian Fund. The Trustees also considered ALPS Advisors’ statements regarding its continuing commitment to the Alerian Fund despite these losses. The Board then reviewed and discussed ALPS Advisors’ financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Alerian Fund would be passed along to the shareholders.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with the Alerian Fund, including whether soft dollar arrangements were used.

In selecting ALPS Advisors as the Alerian Fund’s investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the investment advisory fee rate was generally below the median expense group fee and the median expense universe fee;
•

the total expense ratio (after waivers) were below the median expense group fee and the median expense universe fee, and within a reasonable range of such medians when considered in light of particular services provided to the Alerian Fund;

•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement were adequate;
•

the performance history of the Alerian Fund, including the fact that its performance was within a reasonable range of those funds in its peer performance universe, and the fact that unlike many funds in the peer universe it did not follow an active management investment strategy;

•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Alerian Fund;

•

the profit, if any, realized by ALPS Advisors in connection with the operation of the Alerian Fund is not unreasonable to the Alerian Fund, and to the extent currently unprofitable to ALPS Advisors, ALPS Advisors remains committed to the Alerian Fund; and

•	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors in connection with its relationship with the Alerian Fund at this time.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ compensation for investment advisory services is consistent with the best interests of the Alerian Fund and its shareholders.

ALPS | Westport Resources Hedged High Income Fund

On June 9-10, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), the co-investment advisory agreement among the Trust, ALPS Advisors and Westport Resources Management, Inc. (“Westport”) (the “Co-Investment Advisory Agreement”), and the sub-advisory

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agreements with each of Sound Point Capital Management, L.P. (“Sound Point”), Concise Capital Management, LP (“Concise Capital”) and Amundi Smith Breeden LLC (“Amundi Smith Breeden”) (the “Sub-Advisory Agreements”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Co-Investment Advisory Agreement, the Sub-Advisory Agreements and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors, the Co-Investment Advisory Agreement with Westport and the Sub-Advisory Agreements with Sound Point, Concise Capital and Amundi Smith Breeden, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | Westport Resources Hedged High Income Fund (the “Westport Resources Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee rate paid by:

•

the Trust, on behalf of the Westport Resources Fund, to ALPS Advisors, the greater of (i) 0.20%, based on Fund’s average daily net assets, or (ii) $150,000; the Trust, on behalf of the Westport Resources Fund, to Westport Resources of 1.50% of the Funds daily net assets;

•

Westport Resources to Sound Point of 1.00% of the Westport Fund’s daily average net assets allocated to Sound Point up to $50 million, and 0.80% of each of the Westport Fund’s daily average net assets allocated to Sound Point above $50 million;

•	Westport Resources to Concise Capital of 0.75% of the Westport Resources Fund’s daily average net assets allocated to Concise Capital; and
•	Westport Resources to Amundi Smith Breeden of 1.00% of the Westport Resources Fund’s daily average net assets allocated to Amundi Smith Breeden,

each in light of the extent and quality of the advisory services to be provided by it to the Westport Resources Fund. The Board received and considered information including a comparison of the Westport Resources Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS. The Trustees noted that the investment advisory fee rate was generally above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the Westport Resources Fund. The Trustees noted that the investment advisory fee rate was above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the Westport Fund.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (net of waivers, subject to certain adjustments) of 1.99% for the Class A, Class C and Class I Shares of the Westport Resources Fund, taking into account the contractual fee waiver in place until February 29, 2016. The Trustees noted that the total expense ratios (after waivers) were above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the Westport Fund.

Nature, Extent and Quality of the Services under the Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Westport Resources Fund under the Investment Advisory Agreement with ALPS Advisors, the Co-Investment Advisory Agreement with Westport and the Sub-Advisory Agreements with Sound Point, Concise Capital and Amundi Smith Breeden. The Trustees reviewed certain background materials supplied by each of ALPS Advisors, Westport, Sound Point, Concise Capital and Amundi Smith Breeden in its presentation, including its Form ADV.

The Trustees reviewed and considered each entity’s investment advisory personnel, its history as asset managers and its performance and the amount of assets currently under management by it. The Trustees also reviewed the research and decision-making processes utilized by each entity, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the portion of the Westport Resources Fund for which it was responsible.

The Trustees considered the background and experience of each entity’s management in connection with the Westport Resources Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Westport Resources Fund assets allocated to it and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, each entity’s Code of Ethics.

Performance: The Trustees reviewed performance information for the Westport Resources Fund for the 1-year period ended March 31, 2015. The review included a comparison of the Westport Resources Fund’s performance to the performance universe of comparable funds selected by an

213  |  October 31, 2015

Additional Information

October 31, 2015 (Unaudited)

independent provider of investment company data. The Trustees noted that the Westport Resources Fund’s performance was lower than the median for comparable funds, but reflected a very short period of time.

Comparable Accounts. The Trustees also considered information provided by Sound Point, Concise Capital and Amundi Smith Breeden regarding the fee rates applicable to other comparable accounts managed by such sub-adviser.

Profitability: The Trustees received and considered a profitability analysis prepared by each entity based on the fees payable to such entity under the various agreements. The Trustees further considered the profits and losses realized by each entity in connection with the operation of the Westport Resources Fund, noting that the Westport Resources Fund was unprofitable to Westport and Amundi Smith Breeden, and Westport’s statements regarding its continuing commitment to the Westport Resources Fund despite its losses.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Westport Resources Fund will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by any of the entities from its relationship with the Westport Resources Fund, including soft dollar arrangements.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors, the Co-Investment Advisory Agreement with Westport, and the Sub-Advisory Agreements with Sound Point, Concise Capital and Amundi Smith Breeden. In selecting each entity and the fees charged under the agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve each of the agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fee rate was generally above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the Westport Resources Fund;

•

the total expense ratio (after waivers) were above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the Westport Resources Fund;

•	the nature, extent and quality of services rendered by each entity under its applicable agreement were adequate;
•	the performance of the Westport Resources Fund was generally lower than the median for comparable funds in its performance peer universe, but reflected a very short period of time;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to each sub-adviser’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Westport Resources Fund;

•

the profit, if any, anticipated to be realized by any entity in connection with the operation of the Westport Resources Fund is not unreasonable, and to the extent currently unprofitable, Westport remains committed to the Westport Resources Fund; and

•	there were no material economies of scale or other incidental benefits accruing to any entity in connection with its relationship with the Westport Resources Fund at this time.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that each entity’s compensation for investment advisory services is consistent with the best interests of the Westport Resources Fund and its shareholders.

214  |  October 31, 2015

Trustees and Officers

October 31, 2015 (Unaudited)

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge by calling (toll-free) (866) 759-5679.

    INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank) and a member of the American Bankers Association Trust Executive Committee.	63	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	34	None.

Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	65	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 34, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, RREEF America, Westport Resources, Concise Capital Management, LP, Amundi Smith Breeden LLC, Sound Point Capital Management, L.P. or Sterling Global Strategies LLC provides investment advisory services (currently 38 funds, 0 funds, 0 funds, 4 funds, 1 fund, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds and 0 funds, respectively).

215  |  October 31, 2015

Trustees and Officers

October 31, 2015 (Unaudited)

    INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	38	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	34	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 34, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, RREEF America, Westport Resources, Concise Capital Management, LP, Amundi Smith Breeden LLC, Sound Point Capital Management, L.P. or Sterling Global Strategies LLC provides investment advisory services (currently 38 funds, 0 funds, 0 funds, 4 funds, 1 fund, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds and 0 funds, respectively).

216  |  October 31, 2015

Trustees and Officers

October 31, 2015 (Unaudited)

    INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	40	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 34, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, RREEF America, Westport Resources, Concise Capital Management, LP, Amundi Smith Breeden LLC, Sound Point Capital Management, L.P. or Sterling Global Strategies LLC provides investment advisory services (currently 38 funds, 0 funds, 0 funds, 4 funds, 1 fund, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds and 0 funds, respectively).

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Trustees and Officers

October 31, 2015 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***

Kimberly R.Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.

JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Legg joined ALPS in October 2007 and is currently Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of ALPS Series Trust and Reaves Utility Income Fund and Assistant Secretary of Griffin Institutional Access Real Estate Fund.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

218  |  October 31, 2015

Trustees and Officers

October 31, 2015 (Unaudited)

OFFICERS (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.

Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

219  |  October 31, 2015

ANNUAL REPORT | October 31, 2015

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor. ALP000903

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended October 31, 2015 and October 31, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $234,500 and $241,500, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2015 and October 31, 2014, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended October 31, 2015 and October 31, 2014, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $35,890 and $45,545, respectively. The fiscal year 2015 and 2014 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)

All Other Fees: For the Registrant’s fiscal years ended October 31, 2015 and October 31, 2014, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $88,772 in fiscal year ended October 31, 2015 and $66,004 in fiscal year ended October 31, 2014. These fees consisted of non-audit fees billed to (i) the Registrant of $35,890 in fiscal year ended October 31, 2015 and $45,545 in fiscal year ended October 31, 2014 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $52,882 in fiscal year ended October 31, 2015 and $20,459 in fiscal year ended October 31, 2014. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	January 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	January 6, 2016

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	January 6, 2016